As filed with the Securities and Exchange Commission on April 10, 2019 .
File No. 333-23271
File No. 811-08091

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________
FORM N-4
____________________
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 26	☒

____________________
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
____________________
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
____________________
751 Broad Street
Newark, NJ 07102
Depositor’s Telephone Number: (973) 802-6000
(Address and telephone number of Depositor’s principal executive offices)
____________________
Kathleen P. DeCelie
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
(Name and address of agent for service)
____________________
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2019 pursuant to paragraph (a) of Rule 485
Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS	MAY 1, 2019
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
DISCOVERY SELECT GROUP RETIREMENT ANNUITY
This prospectus describes the DISCOVERY SELECT® Group Variable Annuity Contracts (the “Contracts”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Contract is sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one (1) or more of the twenty (20) Subaccounts, which are made available to you through your plan. Each Subaccount invests in one (1) of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios:
THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Global Portfolio	Jennison Portfolio
Diversified Bond Portfolio	Government Income Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Government Money Market Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	High Yield Bond Portfolio	Value Portfolio

AB VARIABLE PRODUCTS
SERIES FUND, INC.
 AB VPS Small Cap Growth Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. Core Equity Fund

 JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio     Janus Henderson Research Portfolio

MFS® VARIABLE INSURANCE TRUST
 MFS® Growth Series         MFS® Research Series

 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Equity Income Portfolio

 T. ROWE PRICE INTERNATIONAL SERIES, INC.
 T. Rowe Price International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time, if made available to you through your plan. In this prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2019 . That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
The accompanying prospectuses for the funds and their respective statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.
In compliance with United States law, Prudential will deliver this prospectus to Participants that currently reside outside the United States.
As with all variable annuity contracts, the fact that we have registered the contracts with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Prudential Insurance Company of America
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT CHARGES AND EXPENSES	3
Participant Transaction Expenses	3
Expense Example	3
Notes for Expense Example	4
Financial Statements	4
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	6
The Prudential Insurance Company of America	6
Prudential Discovery Select Group Variable Contract Account	6
The Funds	6
Payments to Prudential	10
Other Fund Information	10
Guaranteed Interest Account	11
THE CONTRACTS	12
The Accumulation Period	12
Allocation of Purchase Payments	13
Asset Allocation Program	13
Transfers	13
Redemption Fees and Abusive Trading Practices	15
Auto-Rebalancing	16
Withdrawals	16
Systematic Withdrawal Plan	17
Suspension of Payments or Transfers	18
Texas Optional Retirement Program	18
Death Benefit	19
Discontinuance of Contributions	20
Loan Program	20
Modified Procedures	23
CHARGES, FEES AND DEDUCTIONS	24
Charges in General	24
Administrative Fee and Annual Account Charge	24
Charge for Assuming Mortality and Expense Risks	24
Expenses Incurred by the Funds	24
Withdrawal Charge	24
Loan Fee	25
Aggregate Nature of Charges	25
Taxes Attributable to Premium	25
REQUESTS, CONSENTS AND NOTICES	25
FEDERAL TAX STATUS	26
Civil Union and Domestic Partner Considerations	26
Annuity Qualification	26
Tax Qualified Retirement Arrangements Using the Contracts	26
Contributions/Rollovers	27
Earnings	27

i

ii

This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Prudential Discovery Select Group Variable Contract Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code—The Internal Revenue Code of 1986, as amended.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three (3) times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding funds. This account is also referred to as “Discovery Account" or "Account. ”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract. State premium taxes may also be deducted.
For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.
Participant Transaction Expenses
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Charge for Premium Tax
There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of the Contract Value.
Periodic Charges
The next tables describe the fees and expenses you will pay periodically during the time that you participate in the Contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32.00
Insurance and Administrative Expenses (as a percentage of Participant Account Value)

Maximum Mortality and Expense Risk Charge*	0.15%
Maximum Administrative Fee*	0.85%

Total Maximum Separate Account Annual Expenses	1.00%

_____________

*	We may reduce the maximum fees under certain Contracts due to economies of scale and other factors.
Loan Fees (if applicable)

New Loan Application Fee	up to	$75.00
Annual Loan Maintenance Fee	up to	$60.00
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the Contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. . Fund expenses are not fixed or guaranteed by the Discovery Select Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.31%	1.15%
Expense Example
This example is intended to help you compare the cost of participating in the Contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees (administrative fee), separate account annual expenses, and underlying mutual fund fees and expenses. The expenses in this example do not vary whether you surrender your interest in the annuity, do not surrender your interest in the annuity, or annuitize at the end of the applicable stated time period.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.
The cumulative expenses shown below assume a maximum administrative fee of 0.85% and a maximum mortality and expense risk charge of 0.15%. If the previously stated fees are less than the maximum, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

1 yr	3 yrs	5 yrs	10 yrs
$249	$765	$1,308	$2,791
Notes for Expense Example
This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.
Financial Statements
The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
A table of accumulation unit values has been included at the end of this prospectus.
BRIEF DESCRIPTION OF THE CONTRACTS
Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Select Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.
The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are twenty (20) Variable Investment Options, each of which is called a Subaccount. We invest the assets of each Subaccount in one (1) of the funds listed in “The Funds” section. You may direct contributions to one (1) or a combination of Variable Investment Options as well as the Guaranteed Interest Account that are made available to you through your plan. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.
Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative charge equal to a maximum annual rate of 0.85% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Charges and Expenses” and “Administrative Fee and Annual Account Charge” sections.

We assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation.
A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. The 10% tax penalty generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See the “Requests, Consents and Notices” section f or further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) Fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of ten (10)  years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a non-governmental

Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102. We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.
Prudential Discovery Select Group Variable Contract Account
Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty (20) Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The Variable Investment Options that you select, among those that are permitted, are your choice—we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The following is a list of each fund, its investment objective and its investment adviser and/or subadviser:
The Prudential Series Fund
Share Class: Class I

Conservative Balanced Portfolio    Seeks total investment return consistent with a conservatively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income, the fixed income unit of PGIM, Inc. (“PGIM”), which is an indirect, wholly-owned subsidiary of Prudential Financial, and QMA LLC (“QMA”), a wholly-owned subsidiary of PGIM.

Diversified Bond Portfolio    Seeks a high level of income over a longer term while providing reasonable safety of capital.
The investment subadviser for this portfolio is PGIM Fixed Income.

Equity Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial.

Flexible Managed Portfolio    Seeks total return consistent with an aggressively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income and QMA.

Global Portfolio    Seeks long-term growth of capital.
This portfolio is subadvised by Brown Advisory, LLC; LSV Asset Management; William Blair Investment Management, LLC; QMA and T. Rowe Price Associates, Inc.

Government Income Portfolio    Seeks a high level of income over the long term consistent with the preservation of capital.
The investment subadviser for this portfolio is PGIM Fixed Income.

Government Money Market Portfolio    Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.
If pursuant to SEC rules, the Prudential Series Fund Government Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.
The investment subadviser for this portfolio is PGIM Fixed Income.

High Yield Bond Portfolio    Seeks high total return.
The investment subadviser for this portfolio is PGIM Fixed Income.

Jennison Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison.

Small Capitalization Stock Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is QMA.

Stock Index Portfolio    Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
The investment subadviser for this portfolio is QMA.

Value Portfolio    Seeks capital appreciation.
The investment subadviser for this portfolio is Jennison.
PGIM Investments LLC (formerly known as Prudential Investments LLC), a wholly owned subsidiary of Prudential Financial, serves as the overall investment manager for the Prudential Series Fund and its portfolios.
PGIM Investments LLC manages the portfolios using a “manager-of-managers” structure. Under this structure, PGIM Investments LLC is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each portfolio. PGIM Investments LLC monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PGIM Investments LLC is also responsible for allocating assets among the subadvisers if a portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a portfolio’s assets, and PGIM Investments LLC can change the allocations without board or shareholder approval.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Share Class: Series I

Invesco V.I. Core Equity Fund    The fund’s investment objective is long-term growth of capital. The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
The investment adviser for this fund is Invesco Advisers, Inc.
AB Variable Products Series Fund, Inc.
Share Class: Class A

AB VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.
The investment adviser for this fund is AllianceBernstein L.P.
Janus Aspen Series
Share Class: Institutional

Janus Henderson Overseas Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the portfolio typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The portfolio may have significant exposure to emerging markets. The portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations but may also invest in U.S. and foreign debt securities. The portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Janus Henderson Research Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Although the portfolio’s Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers. The portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. The types of derivatives in which the portfolio may invest include options and swaps. The portfolio may use derivatives to manage the portfolio’s equity exposure, to offset risks associated with an investment or market conditions, and to gain access to markets where direct investment may be restricted or unavailable. The portfolio may also hold derivatives, such as warrants, in connection with corporate actions.

The investment adviser for each fund is Janus Capital Management LLC.
MFS® Variable Insurance Trust
Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities. MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS® Research Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. In conjunction with a team of investment research analysts, sector leaders select investments for the fund. MFS generally manages the fund to be sector neutral to the Standard & Poor's 500 Stock Index (the “Index”) using MFS' custom industry and sector categories to classify the fund and the Index's holdings. MFS may invest the fund’s assets in foreign securities.
The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).
T. Rowe Price Equity Series, Inc.
Share Class: N/A

T. Rowe Price Equity Income Portfolio    The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
T. Rowe Price International Series, Inc.
Share Class: N/A

T. Rowe Price International Stock Portfolio    The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

The investment adviser for each fund is T. Rowe Price Associates, Inc., wholly owned by T. Rowe Price Group Inc., a publicly traded financial services holding company. The investment subadviser for the T. Rowe Price International Stock Portfolio is T. Rowe International Ltd., wholly owned by T. Rowe Associates, Inc.
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Further information about the Fund portfolios is available in the accompanying prospectus for each fund.
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.40% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., the Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Other Fund Information
The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in the Prudential Series Fund prospectus, although the Prudential Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.
A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the prospectus relating to the General Account. While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:
Either:

(a)
In any one (1) year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account; or

Your plan and Prudential agreed that:

(b)
Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the Prudential Series Fund Government Money Market Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to the Prudential Series Fund Government Money Market Portfolio by first transferring such account value to another Subaccount, and provided that at least ninety (90) days has passed before the transfer to the Prudential Series Fund Government Money Market Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after ninety (90) days have passed. In the event of unusual market volatility, Prudential may waive the ninety (90) day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccount named above.

_____________

*	For the purposes of this provision the Prudential Series Fund Government Money Market Portfolio is considered a competing fund.
Please refer to the SAI for more information about the Guaranteed Interest Account.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Accumulation Period
Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.
Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under the “Requests, Consents, and Notices,” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section of this prospectus.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as may be communicated in writing by Prudential.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two (2) Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one (1) or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three (3) additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default fund, the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default fund, the Participant may experience a gain or loss on money allocated to that option. After one hundred five (105) days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the

Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.
Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day.
Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described in the “Requests, Consents, and Notices” section of this prospectus.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.
Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Transfers
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order. A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one (1) Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the telephone transfer system. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.
Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock fund, may not for ninety (90) days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within thirty (30) days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or ninety (90) days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable annual account charge, will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an alternate funding agency may:

•	continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and

•
transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7) or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling thirty (30) day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•
Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

•
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three (3) months, and may be extended incrementally ( three (3) months) if the behavior recurs during the six (6) month period immediately following the initial restriction.

•
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and

(2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Variable Investment Options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.
A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.
A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in Good Order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	Trading on the New York Stock Exchange is restricted;

•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

•	The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.
A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order. As discussed below in this section, a potentially greater death benefit may be elected under certain circumstances. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.
Prudential will pay the death benefit in accordance with the Participant’s instructions . The death benefit can be paid :
1. in one (1) lump sum as if it were a single withdrawal;
2. as systematic withdrawals;
3. as an annuity; or
4. as a partial withdrawal with any combination of 2 and 3 of the above .
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described in the “Federal Tax Status” section. If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one (1) sum cash payment;

•
to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two (2) of the three (3) options above.
Unless an annuity form of distribution is required by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the Beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the Beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in Good Order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•
the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven (7) days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:

•	the Beneficiary may make no contributions; and

•	the Beneficiary may not take a loan.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On ninety (90) days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time ( twenty four (24) months in certain states, thirty six (36) months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant, or the Plan Sponsor on the Participant's behalf, the value (less the annual account charge) as of the date of cancellation.
Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.
A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay processing a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two (2) months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to twelve (12) months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the twelve (12) month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five (5) years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five (5) year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) ; or

(b)
One-half ( 1/2)  of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the ninety (90)  day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)
A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.
A Participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
Administrative Fee and Annual Account Charge
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85%. Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.
Prudential deducts an annual account charge for record keeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account.
Prudential will pro rate the annual account charge for new Participants for the first year of their participation based on the number of full months remaining in the calendar year after the first contribution is received. If a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.
For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.
Expenses Incurred by the Funds
Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Loan Fee
A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.
FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.

Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.
Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within sixty (60) days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior twelve (12) months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a twelve (12) month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this twelve (12) month rule.
Late Rollover Self-Certification. Y ou may be able to apply a rollover contribution to your IRA or qualified retirement plan after the sixty (60) day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the sixty (60) day deadline.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five (5) tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (“TSA”), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $ 19,000 in 2019. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in

2019 . This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 governmental plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April 1st of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the required beginning date, but before his/her entire interest in his/her Participant Account has been distributed and did not designate a Beneficiary, his/her remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a Beneficiary, the entire interest in his/her Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated Beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his/her designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary, if they would provide a smaller payment requirement.
In some circumstances , non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The “required minimum distribution” rules regarding non-spouse Beneficiaries continue to apply.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as penalty taxes on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one (1) annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.
Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.
Tax Penalties on Withdrawals and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% tax penalty. The 10% tax penalty generally does not apply to Section 457 Plans. Also, amounts are not subject to this penalty tax if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one (1) year of purchase).
Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five (5) year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two (2) methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For qualified plans, see “Required Minimum Distribution Rules” previously discussed in this section.
If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five (5) years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one (1) year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
In some circumstances , non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The required minimum distribution rules regarding non-spouse Beneficiaries continue to apply.
Withholding
Aamounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of ten (10)  years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
Taxes on Prudential

We will pay company income taxes on the taxable corporate earnings created by this annuity contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the annuity contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
Additional Considerations
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Participant or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor , the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.

EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
Prudential generally will make the first monthly annuity payment within one (1) month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a one sum payment.
We make the following forms of annuity available to Participants.
Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. Prudential guarantees that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240)  months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240) months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/2%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240) months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Annuity
If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
Prudential guarantees the schedule of annuity purchase rates in a Contract for ten (10) years from the date the Contract is issued. If at any time after a Contract has been in effect for ten (10) years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten (10) years. A change in the schedule of annuity purchase rates used for an annuity certain with one hundred eighty (180) payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Misstatement of Age or Sex
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
During 2018, 2017 and 2016, $392,147, $404,877, and $401,088, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your Purchase Payments; or

•
a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.
Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, Prudential votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one (1) share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one (1) or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one (1) or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable funds.

State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2018 , the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract.

Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; Markit On Demand, Inc. (calculation of performance and creation of factsheets) located at 5775 Flatiron Parkway, Boulder, CO 80301; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East, Mumbai Maharashtra, India 400063.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
Statement of Additional Information
How to Contact Us
You can contact the Prudential Retirement Service Center by:

•
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Conservative Balanced Portfolio
01/01/2009 to 12/31/2009	$11.79	$14.02	12,353
01/01/2010 to 12/31/2010	$14.02	$15.54	13,851
01/01/2011 to 12/31/2011	$15.54	$16.12	13,886
01/01/2012 to 12/31/2012	$16.12	$17.78	11,637
01/01/2013 to 12/31/2013	$17.78	$20.47	12,257
01/01/2014 to 12/31/2014	$20.47	$22.08	12,965
01/01/2015 to 12/31/2015	$22.08	$21.98	19,961
01/01/2016 to 12/31/2016	$21.98	$23.39	20,895
01/01/2017 to 12/31/2017	$23.39	$26.06	23,609
01/01/2018 to 12/31/2018	$26.06	$25.20	25,082
PSF Diversified Bond Portfolio
01/01/2009 to 12/31/2009	$15.35	$18.34	24,299
01/01/2010 to 12/31/2010	$18.34	$20.11	28,281
01/01/2011 to 12/31/2011	$20.11	$21.44	28,288
01/01/2012 to 12/31/2012	$21.44	$23.53	39,283
01/01/2013 to 12/31/2013	$23.53	$23.16	33,034
01/01/2014 to 12/31/2014	$23.16	$24.60	31,370
01/01/2015 to 12/31/2015	$24.60	$24.33	29,101
01/01/2016 to 12/31/2016	$24.33	$25.48	31,754
01/01/2017 to 12/31/2017	$25.48	$27.03	32,997
01/01/2018 to 12/31/2018	$27.03	$26.76	31,913
PSF Equity Portfolio
01/01/2009 to 12/31/2009	$9.89	$13.55	12,626
01/01/2010 to 12/31/2010	$13.55	$15.03	16,035
01/01/2011 to 12/31/2011	$15.03	$14.39	18,770
01/01/2012 to 12/31/2012	$14.39	$16.22	26,738
01/01/2013 to 12/31/2013	$16.22	$21.48	21,085
01/01/2014 to 12/31/2014	$21.48	$22.94	17,927
01/01/2015 to 12/31/2015	$22.94	$23.28	15,724
01/01/2016 to 12/31/2016	$23.28	$23.96	10,791
01/01/2017 to 12/31/2017	$23.96	$29.89	11,385
01/01/2018 to 12/31/2018	$29.89	$28.20	11,856
PSF Flexible Managed Portfolio
01/01/2009 to 12/31/2009	$11.19	$13.31	11,248
01/01/2010 to 12/31/2010	$13.31	$14.79	12,965
01/01/2011 to 12/31/2011	$14.79	$15.30	16,451
01/01/2012 to 12/31/2012	$15.30	$17.20	13,337
01/01/2013 to 12/31/2013	$17.20	$20.49	10,652
01/01/2014 to 12/31/2014	$20.49	$22.57	14,032
01/01/2015 to 12/31/2015	$22.57	$22.60	13,312
01/01/2016 to 12/31/2016	$22.60	$24.33	11,145
01/01/2017 to 12/31/2017	$24.33	$27.73	10,723
01/01/2018 to 12/31/2018	$27.73	$26.35	10,310

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Global Portfolio
01/01/2009 to 12/31/2009	$9.84	$12.82	3,873
01/01/2010 to 12/31/2010	$12.82	$14.33	3,578
01/01/2011 to 12/31/2011	$14.33	$13.22	4,098
01/01/2012 to 12/31/2012	$13.22	$15.40	7,809
01/01/2013 to 12/31/2013	$15.40	$19.44	8,240
01/01/2014 to 12/31/2014	$19.44	$19.91	10,349
01/01/2015 to 12/31/2015	$19.91	$20.21	11,559
01/01/2016 to 12/31/2016	$20.21	$20.93	9,504
01/01/2017 to 12/31/2017	$20.93	$25.91	12,586
01/01/2018 to 12/31/2018	$25.91	$23.81	12,259
PSF Government Income Portfolio
01/01/2009 to 12/31/2009	$16.75	$17.89	26,036
01/01/2010 to 12/31/2010	$17.89	$18.98	23,416
01/01/2011 to 12/31/2011	$18.98	$20.26	25,039
01/01/2012 to 12/31/2012	$20.26	$20.82	20,021
01/01/2013 to 12/31/2013	$20.82	$20.16	17,713
01/01/2014 to 12/31/2014	$20.16	$21.16	17,349
01/01/2015 to 12/31/2015	$21.16	$21.12	17,390
01/01/2016 to 12/31/2016	$21.12	$21.40	16,819
01/01/2017 to 12/31/2017	$21.40	$21.85	15,587
01/01/2018 to 12/31/2018	$21.85	$21.80	14,298
PSF High Yield Bond Portfolio
01/01/2009 to 12/31/2009	$11.22	$16.38	28,735
01/01/2010 to 12/31/2010	$16.38	$18.52	30,337
01/01/2011 to 12/31/2011	$18.52	$19.30	33,420
01/01/2012 to 12/31/2012	$19.30	$21.90	31,455
01/01/2013 to 12/31/2013	$21.90	$23.29	22,349
01/01/2014 to 12/31/2014	$23.29	$23.72	22,388
01/01/2015 to 12/31/2015	$23.72	$22.95	21,006
01/01/2016 to 12/31/2016	$22.95	$26.45	21,184
01/01/2017 to 12/31/2017	$26.45	$28.28	22,895
01/01/2018 to 12/31/2018	$28.28	$27.69	21,824
PSF Jennison Portfolio
01/01/2009 to 12/31/2009	$9.56	$13.55	164,375
01/01/2010 to 12/31/2010	$13.55	$15.04	162,463
01/01/2011 to 12/31/2011	$15.04	$14.96	163,435
01/01/2012 to 12/31/2012	$14.96	$17.24	166,942
01/01/2013 to 12/31/2013	$17.24	$23.53	152,164
01/01/2014 to 12/31/2014	$23.53	$25.66	141,090
01/01/2015 to 12/31/2015	$25.66	$28.37	134,217
01/01/2016 to 12/31/2016	$28.37	$27.88	123,648
01/01/2017 to 12/31/2017	$27.88	$37.79	125,602
01/01/2018 to 12/31/2018	$37.79	$37.18	127,524
PSF Government Money Market Portfolio
01/01/2009 to 12/31/2009	$13.47	$13.41	20,072
01/01/2010 to 12/31/2010	$13.41	$13.30	83,295
01/01/2011 to 12/31/2011	$13.30	$13.19	108,273
01/01/2012 to 12/31/2012	$13.19	$13.08	88,900
01/01/2013 to 12/31/2013	$13.08	$12.97	73,510
01/01/2014 to 12/31/2014	$12.97	$12.86	72,001
01/01/2015 to 12/31/2015	$12.86	$12.75	70,384
01/01/2016 to 12/31/2016	$12.75	$12.66	68,199
01/01/2017 to 12/31/2017	$12.66	$12.62	66,811
01/01/2018 to 12/31/2018	$12.62	$12.71	70,453

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Small Capitalization Stock Portfolio
04/15/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$10.82	0
01/01/2012 to 12/31/2012	$10.82	$12.45	0
01/01/2013 to 12/31/2013	$12.45	$17.40	0
01/01/2014 to 12/31/2014	$17.40	$18.18	0
01/01/2015 to 12/31/2015	$18.18	$17.62	0
01/01/2016 to 12/31/2016	$17.62	$22.11	0
01/01/2017 to 12/31/2017	$22.11	$24.77	0
01/01/2018 to 12/31/2018	$24.77	$22.42	0
PSF Stock Index Portfolio
01/01/2009 to 12/31/2009	$10.48	$13.10	51,946
01/01/2010 to 12/31/2010	$13.10	$14.88	53,612
01/01/2011 to 12/31/2011	$14.88	$15.04	52,102
01/01/2012 to 12/31/2012	$15.04	$17.25	48,826
01/01/2013 to 12/31/2013	$17.25	$22.56	42,830
01/01/2014 to 12/31/2014	$22.56	$25.35	41,621
01/01/2015 to 12/31/2015	$25.35	$25.44	43,488
01/01/2016 to 12/31/2016	$25.44	$28.21	55,844
01/01/2017 to 12/31/2017	$28.21	$33.98	56,784
01/01/2018 to 12/31/2018	$33.98	$32.14	51,796
PSF Value Portfolio
01/01/2009 to 12/31/2009	$11.46	$16.13	37,393
01/01/2010 to 12/31/2010	$16.13	$18.21	42,564
01/01/2011 to 12/31/2011	$18.21	$17.05	43,297
01/01/2012 to 12/31/2012	$17.05	$19.37	36,449
01/01/2013 to 12/31/2013	$19.37	$25.57	32,902
01/01/2014 to 12/31/2014	$25.57	$27.92	33,145
01/01/2015 to 12/31/2015	$27.92	$25.41	29,572
01/01/2016 to 12/31/2016	$25.41	$28.07	21,402
01/01/2017 to 12/31/2017	$28.07	$32.57	22,422
01/01/2018 to 12/31/2018	$32.57	$29.10	21,450
AB VPS Small Cap Growth Portfolio
04/19/2010* to 12/31/2010	$10.00	$11.93	0
01/01/2011 to 12/31/2011	$11.93	$12.36	0
01/01/2012 to 12/31/2012	$12.36	$14.10	0
01/01/2013 to 12/31/2013	$14.10	$20.36	0
01/01/2014 to 12/31/2014	$20.36	$19.82	0
01/01/2015 to 12/31/2015	$19.82	$19.41	0
01/01/2016 to 12/31/2016	$19.41	$20.49	0
01/01/2017 to 12/31/2017	$20.49	$27.25	0
01/01/2018 to 12/31/2018	$27.25	$26.78	0
Credit Suisse Trust International Equity Flex II
01/01/2009 to 12/11/2009	$7.11	$9.20	0
Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.20	$9.30	76,284
01/01/2010 to 12/31/2010	$9.30	$10.35	89,597
01/01/2011 to 10/21/2011	$10.35	$8.68	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Core Equity Fund - Series I
01/01/2009 to 12/31/2009	$10.70	$13.61	78,901
01/01/2010 to 12/31/2010	$13.61	$14.79	75,652
01/01/2011 to 12/31/2011	$14.79	$14.66	68,200
01/01/2012 to 12/31/2012	$14.66	$16.55	50,890
01/01/2013 to 12/31/2013	$16.55	$21.21	45,346
01/01/2014 to 12/31/2014	$21.21	$22.74	44,005
01/01/2015 to 12/31/2015	$22.74	$21.25	39,282
01/01/2016 to 12/31/2016	$21.25	$23.24	36,173
01/01/2017 to 12/31/2017	$23.24	$26.08	35,373
01/01/2018 to 12/31/2018	$26.08	$23.43	33,509
Janus Henderson Overseas Portfolio
01/01/2009 to 12/31/2009	$16.88	$30.05	79,338
01/01/2010 to 12/31/2010	$30.05	$37.34	79,958
01/01/2011 to 12/31/2011	$37.34	$25.12	77,897
01/01/2012 to 12/31/2012	$25.12	$28.26	67,465
01/01/2013 to 12/31/2013	$28.26	$32.10	58,283
01/01/2014 to 12/31/2014	$32.10	$28.05	51,362
01/01/2015 to 12/31/2015	$28.05	$25.43	48,051
01/01/2016 to 12/31/2016	$25.43	$23.59	46,244
01/01/2017 to 12/31/2017	$23.59	$30.67	46,912
01/01/2018 to 12/31/2018	$30.67	$25.87	47,205
Janus Henderson Research Portfolio
01/01/2009 to 12/31/2009	$9.23	$12.48	104,786
01/01/2010 to 12/31/2010	$12.48	$14.17	107,013
01/01/2011 to 12/31/2011	$14.17	$13.31	94,958
01/01/2012 to 12/31/2012	$13.31	$15.65	66,822
01/01/2013 to 12/31/2013	$15.65	$20.23	62,610
01/01/2014 to 12/31/2014	$20.23	$22.66	60,791
01/01/2015 to 12/31/2015	$22.66	$23.67	58,318
01/01/2016 to 12/31/2016	$23.67	$23.59	51,710
01/01/2017 to 12/31/2017	$23.59	$29.92	52,215
01/01/2018 to 12/31/2018	$29.92	$28.90	46,825
MFS® Growth Series - Initial Class
01/01/2009 to 12/31/2009	$9.98	$13.63	60,657
01/01/2010 to 12/31/2010	$13.63	$15.59	60,632
01/01/2011 to 12/31/2011	$15.59	$15.41	52,839
01/01/2012 to 12/31/2012	$15.41	$17.93	41,738
01/01/2013 to 12/31/2013	$17.93	$24.33	33,881
01/01/2014 to 12/31/2014	$24.33	$26.28	35,545
01/01/2015 to 12/31/2015	$26.28	$28.03	32,376
01/01/2016 to 12/31/2016	$28.03	$28.48	31,263
01/01/2017 to 12/31/2017	$28.48	$37.11	29,053
01/01/2018 to 12/31/2018	$37.11	$37.78	29,291
MFS® Research Series - Initial Class
01/01/2009 to 12/31/2009	$9.47	$12.26	16,926
01/01/2010 to 12/31/2010	$12.26	$14.08	19,076
01/01/2011 to 12/31/2011	$14.08	$13.90	16,064
01/01/2012 to 12/31/2012	$13.90	$16.17	20,287
01/01/2013 to 12/31/2013	$16.17	$21.21	17,197
01/01/2014 to 12/31/2014	$21.21	$23.17	17,176
01/01/2015 to 12/31/2015	$23.17	$23.16	14,065
01/01/2016 to 12/31/2016	$23.16	$24.98	11,721
01/01/2017 to 12/31/2017	$24.98	$30.56	12,280
01/01/2018 to 12/31/2018	$30.56	$28.97	11,767

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Premier VIT OpCap Managed
01/01/2009 to 12/31/2009	$10.25	$12.51	7,199
01/01/2010 to 04/30/2010	$12.51	$13.33	0
Premier VIT NACM Small Cap
01/01/2009 to 12/31/2009	$12.42	$14.23	59,996
01/01/2010 to 04/30/2010	$14.23	$16.53	0
T. Rowe Price Equity Income Portfolio
01/01/2009 to 12/31/2009	$12.70	$15.82	103,301
01/01/2010 to 12/31/2010	$15.82	$18.04	104,505
01/01/2011 to 12/31/2011	$18.04	$17.76	106,661
01/01/2012 to 12/31/2012	$17.76	$20.63	110,949
01/01/2013 to 12/31/2013	$20.63	$26.53	89,995
01/01/2014 to 12/31/2014	$26.53	$28.25	81,814
01/01/2015 to 12/31/2015	$28.25	$26.09	81,554
01/01/2016 to 12/31/2016	$26.09	$30.84	73,291
01/01/2017 to 12/31/2017	$30.84	$35.48	76,208
01/01/2018 to 12/31/2018	$35.48	$31.84	77,282
T. Rowe Price International Stock Portfolio
01/01/2009 to 12/31/2009	$7.77	$11.75	12,952
01/01/2010 to 12/31/2010	$11.75	$13.33	15,396
01/01/2011 to 12/31/2011	$13.33	$11.52	15,317
01/01/2012 to 12/31/2012	$11.52	$13.53	21,602
01/01/2013 to 12/31/2013	$13.53	$15.30	24,491
01/01/2014 to 12/31/2014	$15.30	$14.99	23,468
01/01/2015 to 12/31/2015	$14.99	$14.73	21,613
01/01/2016 to 12/31/2016	$14.73	$14.91	13,457
01/01/2017 to 12/31/2017	$14.91	$18.91	15,767
01/01/2018 to 12/31/2018	$18.91	$16.09	15,089
*Date that Portfolio was first offered in this product

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Conservative Balanced Portfolio
01/01/2009 to 12/31/2009	$11.63	$13.82	329,927
01/01/2010 to 12/31/2010	$13.82	$15.29	311,454
01/01/2011 to 12/31/2011	$15.29	$15.84	261,300
01/01/2012 to 12/31/2012	$15.84	$17.44	244,309
01/01/2013 to 12/31/2013	$17.44	$20.06	244,915
01/01/2014 to 12/31/2014	$20.06	$21.60	228,821
01/01/2015 to 12/31/2015	$21.60	$21.47	215,811
01/01/2016 to 12/31/2016	$21.47	$22.81	201,468
01/01/2017 to 12/31/2017	$22.81	$25.38	139,763
01/01/2018 to 12/31/2018	$25.38	$24.51	137,986
PSF Diversified Bond Portfolio
01/01/2009 to 12/31/2009	$15.15	$18.08	344,396
01/01/2010 to 12/31/2010	$18.08	$19.79	354,125
01/01/2011 to 12/31/2011	$19.79	$21.07	350,033
01/01/2012 to 12/31/2012	$21.07	$23.09	330,796
01/01/2013 to 12/31/2013	$23.09	$22.69	269,210
01/01/2014 to 12/31/2014	$22.69	$24.06	260,830
01/01/2015 to 12/31/2015	$24.06	$23.76	241,090
01/01/2016 to 12/31/2016	$23.76	$24.85	231,718
01/01/2017 to 12/31/2017	$24.85	$26.33	191,029
01/01/2018 to 12/31/2018	$26.33	$26.03	184,354
PSF Equity Portfolio
01/01/2009 to 12/31/2009	$9.76	$13.35	854,217
01/01/2010 to 12/31/2010	$13.35	$14.79	794,858
01/01/2011 to 12/31/2011	$14.79	$14.14	704,207
01/01/2012 to 12/31/2012	$14.14	$15.92	590,299
01/01/2013 to 12/31/2013	$15.92	$21.04	539,625
01/01/2014 to 12/31/2014	$21.04	$22.44	482,235
01/01/2015 to 12/31/2015	$22.44	$22.74	417,055
01/01/2016 to 12/31/2016	$22.74	$23.37	389,576
01/01/2017 to 12/31/2017	$23.37	$29.11	322,451
01/01/2018 to 12/31/2018	$29.11	$27.42	295,509
PSF Flexible Managed Portfolio
01/01/2009 to 12/31/2009	$11.05	$13.12	274,920
01/01/2010 to 12/31/2010	$13.12	$14.56	368,501
01/01/2011 to 12/31/2011	$14.56	$15.04	353,852
01/01/2012 to 12/31/2012	$15.04	$16.88	336,319
01/01/2013 to 12/31/2013	$16.88	$20.08	309,444
01/01/2014 to 12/31/2014	$20.08	$22.08	298,863
01/01/2015 to 12/31/2015	$22.08	$22.08	286,653
01/01/2016 to 12/31/2016	$22.08	$23.73	283,210
01/01/2017 to 12/31/2017	$23.73	$27.01	225,538
01/01/2018 to 12/31/2018	$27.01	$25.62	214,098

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Global Portfolio
01/01/2009 to 12/31/2009	$9.71	$12.63	222,719
01/01/2010 to 12/31/2010	$12.63	$14.10	210,387
01/01/2011 to 12/31/2011	$14.10	$12.99	185,619
01/01/2012 to 12/31/2012	$12.99	$15.11	142,587
01/01/2013 to 12/31/2013	$15.11	$19.05	133,711
01/01/2014 to 12/31/2014	$19.05	$19.47	129,265
01/01/2015 to 12/31/2015	$19.47	$19.74	115,561
01/01/2016 to 12/31/2016	$19.74	$20.41	114,073
01/01/2017 to 12/31/2017	$20.41	$25.23	105,999
01/01/2018 to 12/31/2018	$25.23	$23.16	92,342
PSF Government Income Portfolio
01/01/2009 to 12/31/2009	$16.54	$17.63	259,601
01/01/2010 to 12/31/2010	$17.63	$18.68	249,848
01/01/2011 to 12/31/2011	$18.68	$19.91	222,179
01/01/2012 to 12/31/2012	$19.91	$20.42	204,010
01/01/2013 to 12/31/2013	$20.42	$19.75	170,834
01/01/2014 to 12/31/2014	$19.75	$20.70	149,722
01/01/2015 to 12/31/2015	$20.70	$20.63	152,527
01/01/2016 to 12/31/2016	$20.63	$20.88	145,529
01/01/2017 to 12/31/2017	$20.88	$21.28	139,032
01/01/2018 to 12/31/2018	$21.28	$21.20	128,674
PSF High Yield Bond Portfolio
01/01/2009 to 12/31/2009	$11.08	$16.14	190,546
01/01/2010 to 12/31/2010	$16.14	$18.23	171,825
01/01/2011 to 12/31/2011	$18.23	$18.97	157,545
01/01/2012 to 12/31/2012	$18.97	$21.49	152,630
01/01/2013 to 12/31/2013	$21.49	$22.82	130,225
01/01/2014 to 12/31/2014	$22.82	$23.21	122,930
01/01/2015 to 12/31/2015	$23.21	$22.41	110,490
01/01/2016 to 12/31/2016	$22.41	$25.80	108,598
01/01/2017 to 12/31/2017	$25.80	$27.54	85,476
01/01/2018 to 12/31/2018	$27.54	$26.93	85,521
PSF Jennison Portfolio
01/01/2009 to 12/31/2009	$9.43	$13.36	751,590
01/01/2010 to 12/31/2010	$13.36	$14.80	714,977
01/01/2011 to 12/31/2011	$14.80	$14.70	638,132
01/01/2012 to 12/31/2012	$14.70	$16.91	584,923
01/01/2013 to 12/31/2013	$16.91	$23.05	535,049
01/01/2014 to 12/31/2014	$23.05	$25.10	507,508
01/01/2015 to 12/31/2015	$25.10	$27.71	498,563
01/01/2016 to 12/31/2016	$27.71	$27.19	436,195
01/01/2017 to 12/31/2017	$27.19	$36.80	389,366
01/01/2018 to 12/31/2018	$36.80	$36.15	360,013
PSF Government Money Market Portfolio
01/01/2009 to 12/31/2009	$13.29	$13.21	377,052
01/01/2010 to 12/31/2010	$13.21	$13.09	554,758
01/01/2011 to 12/31/2011	$13.09	$12.96	590,784
01/01/2012 to 12/31/2012	$12.96	$12.83	548,673
01/01/2013 to 12/31/2013	$12.83	$12.71	439,981
01/01/2014 to 12/31/2014	$12.71	$12.58	396,998
01/01/2015 to 12/31/2015	$12.58	$12.46	371,472
01/01/2016 to 12/31/2016	$12.46	$12.35	360,386
01/01/2017 to 12/31/2017	$12.35	$12.29	275,343
01/01/2018 to 12/31/2018	$12.29	$12.36	222,455

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Small Capitalization Stock Portfolio
04/15/2010* to 12/31/2010	$10.00	$10.84	49,905
01/01/2011 to 12/31/2011	$10.84	$10.80	85,645
01/01/2012 to 12/31/2012	$10.80	$12.40	77,115
01/01/2013 to 12/31/2013	$12.40	$17.31	112,708
01/01/2014 to 12/31/2014	$17.31	$18.06	81,065
01/01/2015 to 12/31/2015	$18.06	$17.47	70,159
01/01/2016 to 12/31/2016	$17.47	$21.89	84,144
01/01/2017 to 12/31/2017	$21.89	$24.49	68,914
01/01/2018 to 12/31/2018	$24.49	$22.13	71,601
PSF Stock Index Portfolio
01/01/2009 to 12/31/2009	$10.07	$12.58	1,053,264
01/01/2010 to 12/31/2010	$12.58	$14.27	1,109,365
01/01/2011 to 12/31/2011	$14.27	$14.40	1,011,543
01/01/2012 to 12/31/2012	$14.40	$16.49	918,417
01/01/2013 to 12/31/2013	$16.49	$21.54	862,573
01/01/2014 to 12/31/2014	$21.54	$24.17	814,342
01/01/2015 to 12/31/2015	$24.17	$24.21	744,578
01/01/2016 to 12/31/2016	$24.21	$26.81	709,133
01/01/2017 to 12/31/2017	$26.81	$32.24	643,394
01/01/2018 to 12/31/2018	$32.24	$30.45	596,880
PSF Value Portfolio
01/01/2009 to 12/31/2009	$11.31	$15.89	385,494
01/01/2010 to 12/31/2010	$15.89	$17.92	381,179
01/01/2011 to 12/31/2011	$17.92	$16.75	342,499
01/01/2012 to 12/31/2012	$16.75	$19.01	308,397
01/01/2013 to 12/31/2013	$19.01	$25.05	290,958
01/01/2014 to 12/31/2014	$25.05	$27.31	279,964
01/01/2015 to 12/31/2015	$27.31	$24.82	259,439
01/01/2016 to 12/31/2016	$24.82	$27.38	231,167
01/01/2017 to 12/31/2017	$27.38	$31.72	178,528
01/01/2018 to 12/31/2018	$31.72	$28.30	162,283
AB VPS Small Cap Growth Portfolio
04/19/2010* to 12/31/2010	$10.00	$11.92	0
01/01/2011 to 12/31/2011	$11.92	$12.33	0
01/01/2012 to 12/31/2012	$12.33	$14.04	0
01/01/2013 to 12/31/2013	$14.04	$20.25	0
01/01/2014 to 12/31/2014	$20.25	$19.68	0
01/01/2015 to 12/31/2015	$19.68	$19.25	0
01/01/2016 to 12/31/2016	$19.25	$20.29	0
01/01/2017 to 12/31/2017	$20.29	$26.95	0
01/01/2018 to 12/31/2018	$26.95	$26.44	0
Credit Suisse Trust International Equity Flex II
01/01/2009 to 12/11/2009	$7.02	$9.07	0
Credit Suisse Trust International Equity Flex III
12/11/2009* to 12/31/2009	$9.07	$9.16	164,381
01/01/2010 to 12/31/2010	$9.16	$10.18	176,210
01/01/2011 to 10/21/2011	$10.18	$8.53	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Core Equity Fund - Series I
01/01/2009 to 12/31/2009	$10.56	$13.42	603,943
01/01/2010 to 12/31/2010	$13.42	$14.55	539,411
01/01/2011 to 12/31/2011	$14.55	$14.40	488,978
01/01/2012 to 12/31/2012	$14.40	$16.24	430,944
01/01/2013 to 12/31/2013	$16.24	$20.78	396,937
01/01/2014 to 12/31/2014	$20.78	$22.25	363,050
01/01/2015 to 12/31/2015	$22.25	$20.76	330,100
01/01/2016 to 12/31/2016	$20.76	$22.67	293,722
01/01/2017 to 12/31/2017	$22.67	$25.40	249,531
01/01/2018 to 12/31/2018	$25.40	$22.79	216,266
Janus Henderson Overseas Portfolio
01/01/2009 to 12/31/2009	$16.66	$29.62	610,668
01/01/2010 to 12/31/2010	$29.62	$36.75	566,060
01/01/2011 to 12/31/2011	$36.75	$24.68	467,145
01/01/2012 to 12/31/2012	$24.68	$27.73	417,490
01/01/2013 to 12/31/2013	$27.73	$31.45	356,901
01/01/2014 to 12/31/2014	$31.45	$27.44	329,824
01/01/2015 to 12/31/2015	$27.44	$24.84	289,431
01/01/2016 to 12/31/2016	$24.84	$23.01	266,698
01/01/2017 to 12/31/2017	$23.01	$29.87	243,046
01/01/2018 to 12/31/2018	$29.87	$25.16	216,541
Janus Henderson Research Portfolio
01/01/2009 to 12/31/2009	$9.11	$12.30	663,273
01/01/2010 to 12/31/2010	$12.30	$13.95	624,283
01/01/2011 to 12/31/2011	$13.95	$13.08	562,567
01/01/2012 to 12/31/2012	$13.08	$15.36	515,192
01/01/2013 to 12/31/2013	$15.36	$19.82	464,628
01/01/2014 to 12/31/2014	$19.82	$22.17	433,981
01/01/2015 to 12/31/2015	$22.17	$23.12	401,407
01/01/2016 to 12/31/2016	$23.12	$23.01	368,987
01/01/2017 to 12/31/2017	$23.01	$29.14	324,019
01/01/2018 to 12/31/2018	$29.14	$28.11	294,255
MFS® Growth Series - Initial Class
01/01/2009 to 12/31/2009	$9.85	$13.43	445,658
01/01/2010 to 12/31/2010	$13.43	$15.34	430,050
01/01/2011 to 12/31/2011	$15.34	$15.14	384,172
01/01/2012 to 12/31/2012	$15.14	$17.59	341,482
01/01/2013 to 12/31/2013	$17.59	$23.84	324,577
01/01/2014 to 12/31/2014	$23.84	$25.71	334,029
01/01/2015 to 12/31/2015	$25.71	$27.38	315,961
01/01/2016 to 12/31/2016	$27.38	$27.78	309,715
01/01/2017 to 12/31/2017	$27.78	$36.14	222,856
01/01/2018 to 12/31/2018	$36.14	$36.74	202,292
MFS® Research Series - Initial Class
01/01/2009 to 12/31/2009	$9.35	$12.08	109,792
01/01/2010 to 12/31/2010	$12.08	$13.86	108,399
01/01/2011 to 12/31/2011	$13.86	$13.66	95,816
01/01/2012 to 12/31/2012	$13.66	$15.86	90,654
01/01/2013 to 12/31/2013	$15.86	$20.78	95,829
01/01/2014 to 12/31/2014	$20.78	$22.67	97,102
01/01/2015 to 12/31/2015	$22.67	$22.63	82,940
01/01/2016 to 12/31/2016	$22.63	$24.36	82,489
01/01/2017 to 12/31/2017	$24.36	$29.76	62,413
01/01/2018 to 12/31/2018	$29.76	$28.18	57,458
Premier VIT OpCap Managed
01/01/2009 to 12/31/2009	$10.11	$12.33	195,760
01/01/2010 to 04/30/2010	$12.33	$13.13	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Premier VIT NACM Small Cap
01/01/2009 to 12/31/2009	$12.25	$14.02	311,542
01/01/2010 to 04/30/2010	$14.02	$16.29	0
T. Rowe Price Equity Income Portfolio
01/01/2009 to 12/31/2009	$12.53	$15.59	475,101
01/01/2010 to 12/31/2010	$15.59	$17.75	431,717
01/01/2011 to 12/31/2011	$17.75	$17.45	384,463
01/01/2012 to 12/31/2012	$17.45	$20.24	342,695
01/01/2013 to 12/31/2013	$20.24	$26.00	309,116
01/01/2014 to 12/31/2014	$26.00	$27.64	289,911
01/01/2015 to 12/31/2015	$27.64	$25.49	252,053
01/01/2016 to 12/31/2016	$25.49	$30.08	240,396
01/01/2017 to 12/31/2017	$30.08	$34.55	209,603
01/01/2018 to 12/31/2018	$34.55	$30.96	189,120
T. Rowe Price International Stock Portfolio
01/01/2009 to 12/31/2009	$7.67	$11.58	153,668
01/01/2010 to 12/31/2010	$11.58	$13.12	153,299
01/01/2011 to 12/31/2011	$13.12	$11.32	174,285
01/01/2012 to 12/31/2012	$11.32	$13.28	169,856
01/01/2013 to 12/31/2013	$13.28	$14.99	171,483
01/01/2014 to 12/31/2014	$14.99	$14.66	167,683
01/01/2015 to 12/31/2015	$14.66	$14.38	170,974
01/01/2016 to 12/31/2016	$14.38	$14.55	154,381
01/01/2017 to 12/31/2017	$14.55	$18.42	134,609
01/01/2018 to 12/31/2018	$18.42	$15.65	140,253
*Date that Portfolio was first offered in this product

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE DISCOVERY SELECT GROUP RETIREMENT ANNUITY DESCRIBED IN THIS PROSPECTUS

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MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY
DISCOVERY SELECT® is a registered service mark of The Prudential Insurance Company of America.
Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities, LLC and Prudential Investment Management Services LLC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 07102
© 2019 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.
DS.PU.003
Ed. 05/2019

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2019
DISCOVERY SELECT
GROUP RETIREMENT ANNUITY
DISCOVERY SELECT
GROUP VARIABLE ANNUITY CONTRACTS
ISSUED THROUGH
PRUDENTIAL DISCOVERY SELECT GROUP
VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECT® Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one (1) or more of the twenty (20) Subaccounts of the Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2019 . Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone: (877) 778-2100

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ADMINISTRATION
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
Prudential generally is responsible for the administrative and record keeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

GUARANTEED INTEREST ACCOUNT
The Contract may make available a Guaranteed Interest Account. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will either be a zero (0) or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.
Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.

A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least ninety (90) days has

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passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after ninety (90) days. In the event of unusual market volatility, Prudential may waive the ninety (90) day restriction.

EXPERTS
The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and the financial statements of the Prudential Discovery Select Group Variable Contract Account as of December 31, 2018 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 2018, 2017 and 2016, $392,147, $404,877, and $401,088, respectively, were paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of the commissions.
As discussed in the prospectus, PIMS pays commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•
Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2018 ) received payment with respect to this group annuity during 2018 (or as to which a payment was accrued during 2018 ). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2018, the

4

least amount paid, and greatest amount paid, were $120 and $337,668 , respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	Cadaret Grant & Company
CES Insurance Agency Inc.
Cetera Advisor Networks LLC
LPL Financial LLC
MWA Financial Services Inc.
Paradigm Equities, Inc.
Park Avenue Securities, Inc.
Pruco Securities, LLC
Purshe Kaplan Sterling Investments
Triad Insurance, Inc.
Wells Fargo Wealth Brokerage Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

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Cyber security failures or breaches that could impact Prudential and contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

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FINANCIAL STATEMENTS
The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

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FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,642,780	$5,649,586	$3,038,298	$4,012,038	$5,754,766
Receivable from (Payable to) The Prudential
Insurance Company of America	1,926	2,490	1,193	2,187	2,801
Net Assets	$3,644,706	$5,652,076	$3,039,491	$4,014,225	$5,757,567

NET ASSETS, representing:
Accumulation units	$3,644,706	$5,652,076	$3,039,491	$4,014,225	$5,757,567
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,644,706	$5,652,076	$3,039,491	$4,014,225	$5,757,567

Units outstanding	292,908	216,267	142,971	163,068	224,407

Portfolio shares held	364,278	430,609	239,236	151,398	201,005
Portfolio net asset value per share	$10.00	$13.12	$12.70	$26.50	$28.63
Investment in portfolio shares, at cost	$3,642,780	$4,498,070	$2,686,417	$1,977,984	$2,668,903

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$57,601	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	36,641	56,028	30,574	40,235	62,662
NET INVESTMENT INCOME (LOSS)	20,960	(56,028)	(30,574)	(40,235)	(62,662)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	43,700	23,153	67,025	180,370
Net change in unrealized appreciation (depreciation) on investments	—	(55,563)	(5,107)	(177,798)	(428,562)
NET GAIN (LOSS) ON INVESTMENTS	—	(11,863)	18,046	(110,773)	(248,192)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,960	$(67,891)	$(12,528)	$(151,008)	$(310,854)
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$2,905,582	$19,830,230	$5,213,559	$8,431,832	$17,748,406
Receivable from (Payable to) The Prudential
Insurance Company of America	1,321	10,602	3,536	5,705	8,799
Net Assets	$2,906,903	$19,840,832	$5,217,095	$8,437,537	$17,757,205

NET ASSETS, representing:
Accumulation units	$2,906,903	$19,840,832	$5,217,095	$8,437,537	$17,757,205
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$2,906,903	$19,840,832	$5,217,095	$8,437,537	$17,757,205

Units outstanding	107,345	648,676	183,733	307,365	487,537

Portfolio shares held	585,803	350,110	182,612	172,008	289,959
Portfolio net asset value per share	$4.96	$56.64	$28.55	$49.02	$61.21
Investment in portfolio shares, at cost	$2,564,248	$8,742,706	$2,430,522	$2,992,584	$3,936,245

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$88,068	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	29,762	221,288	59,381	96,365	194,170
NET INVESTMENT INCOME (LOSS)	58,306	(221,288)	(59,381)	(96,365)	(194,170)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,482)	1,025,230	325,088	561,135	968,012
Net change in unrealized appreciation (depreciation) on investments	(121,379)	(1,919,900)	(886,096)	(956,506)	(981,126)
NET GAIN (LOSS) ON INVESTMENTS	(123,861)	(894,670)	(561,008)	(395,371)	(13,114)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(65,555)	$(1,115,958)	$(620,389)	$(491,736)	$(207,284)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$2,428,881	$5,709,439	$9,618,102	$6,664,872	$8,533,668
Receivable from (Payable to) The Prudential
Insurance Company of America	1,367	3,742	5,628	3,592	5,498
Net Assets	$2,430,248	$5,713,181	$9,623,730	$6,668,464	$8,539,166

NET ASSETS, representing:
Accumulation units	$2,430,248	$5,713,181	$9,623,730	$6,668,464	$8,539,166
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$2,430,248	$5,713,181	$9,623,730	$6,668,464	$8,539,166

Units outstanding	104,602	249,774	341,080	263,746	231,583

Portfolio shares held	76,332	184,533	285,404	249,527	181,529
Portfolio net asset value per share	$31.82	$30.94	$33.70	$26.71	$47.01
Investment in portfolio shares, at cost	$890,900	$3,556,819	$4,696,755	$4,685,180	$2,624,197

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$60,901	$60,264	$143,966	$8,641

EXPENSES
Charges for mortality and expense risk, and for
administration	29,617	67,015	108,237	79,794	94,363
NET INVESTMENT INCOME (LOSS)	(29,617)	(6,114)	(47,973)	64,172	(85,722)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	436,181	532,068	—	641,210
Net realized gain (loss) on shares redeemed	195,385	94,757	267,153	196,532	307,999
Net change in unrealized appreciation (depreciation) on investments	(386,598)	(1,167,140)	(1,039,879)	(1,531,662)	(666,719)
NET GAIN (LOSS) ON INVESTMENTS	(191,213)	(636,202)	(240,658)	(1,335,130)	282,490

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220,830)	$(642,316)	$(288,631)	$(1,270,958)	$196,768

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$1,958,896	$8,311,016	$2,436,399	$1,584,022	$28,826
Receivable from (Payable to) The Prudential
Insurance Company of America	1,118	4,798	1,010	623	—
Net Assets	$1,960,014	$8,315,814	$2,437,409	$1,584,645	$28,826

NET ASSETS, representing:
Accumulation units	$1,960,014	$8,315,814	$2,437,409	$1,584,645	$—
Equity of The Prudential Insurance
Company of America	—	—	—	—	28,826
	$1,960,014	$8,315,814	$2,437,409	$1,584,645	$28,826

Units outstanding	69,225	266,402	155,342	71,601	1,000

Portfolio shares held	78,576	355,780	186,840	45,065	1,739
Portfolio net asset value per share	$24.93	$23.36	$13.04	$35.15	$16.58
Investment in portfolio shares, at cost	$1,082,141	$6,025,125	$1,888,905	$783,606	$26,339

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$15,269	$194,057	$37,273	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	21,631	92,599	27,006	17,333	—
NET INVESTMENT INCOME (LOSS)	(6,362)	101,458	10,267	(17,333)	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	252,224	838,891	262,529	—	1,590
Net realized gain (loss) on shares redeemed	27,916	(29,580)	(15,379)	63,796	—
Net change in unrealized appreciation (depreciation) on investments	(373,342)	(1,882,731)	(682,719)	(206,521)	(1,849)
NET GAIN (LOSS) ON INVESTMENTS	(93,202)	(1,073,420)	(435,569)	(142,725)	(259)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(99,564)	$(971,962)	$(425,302)	$(160,058)	$(259)

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$20,960	$(56,028)	$(30,574)	$(40,235)	$(62,662)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	43,700	23,153	67,025	180,370
Net change in unrealized appreciation (depreciation) on investments	—	(55,563)	(5,107)	(177,798)	(428,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,960	(67,891)	(12,528)	(151,008)	(310,854)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	217,940	190,545	135,842	89,589	140,034
Participant loans	(11,050)	(6,350)	(5,446)	(1,634)	(37,663)
Participant loan repayments and interest	6,444	3,910	5,507	3,279	12,564
Surrenders, withdrawals and death benefits	(495,137)	(405,675)	(259,329)	(231,561)	(420,966)
Net transfers between other subaccounts
or fixed rate option	(302,892)	23,073	(119,345)	147,516	(8,079)
Other charges	(20,057)	(6,565)	(3,850)	(4,572)	(6,534)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(604,752)	(201,062)	(246,621)	2,617	(320,644)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(583,792)	(268,953)	(259,149)	(148,391)	(631,498)

NET ASSETS
Beginning of period	4,228,498	5,921,029	3,298,640	4,162,616	6,389,065
End of period	$3,644,706	$5,652,076	$3,039,491	$4,014,225	$5,757,567

Beginning units	342,154	224,025	154,619	163,372	236,261
Units issued	25,347	14,446	13,426	23,797	13,948
Units redeemed	(74,593)	(22,204)	(25,074)	(24,101)	(25,802)
Ending units	292,908	216,267	142,971	163,068	224,407

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$58,306	$(221,288)	$(59,381)	$(96,365)	$(194,170)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,482)	1,025,230	325,088	561,135	968,012
Net change in unrealized appreciation (depreciation) on investments	(121,379)	(1,919,900)	(886,096)	(956,506)	(981,126)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(65,555)	(1,115,958)	(620,389)	(491,736)	(207,284)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	75,278	283,478	158,830	(61,788)	251,042
Participant loans	(13,292)	(73,417)	(5,097)	(25,103)	(47,670)
Participant loan repayments and interest	2,914	44,014	17,533	19,763	27,270
Surrenders, withdrawals and death benefits	(203,315)	(1,644,746)	(466,714)	(564,556)	(1,086,077)
Net transfers between other subaccounts
or fixed rate option	112,211	(305,560)	(253,086)	(156,397)	(241,042)
Other charges	(2,925)	(22,304)	(6,810)	(8,806)	(14,965)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(29,129)	(1,718,535)	(555,344)	(796,887)	(1,111,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,684)	(2,834,493)	(1,175,733)	(1,288,623)	(1,318,726)

NET ASSETS
Beginning of period	3,001,587	22,675,325	6,392,828	9,726,160	19,075,931
End of period	$2,906,903	$19,840,832	$5,217,095	$8,437,537	$17,757,205

Beginning units	108,371	700,178	200,950	333,837	514,969
Units issued	10,825	31,748	9,880	8,408	51,450
Units redeemed	(11,851)	(83,250)	(27,097)	(34,880)	(78,882)
Ending units	107,345	648,676	183,733	307,365	487,537

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(29,617)	$(6,114)	$(47,973)	$64,172	$(85,722)
Capital gains distributions received	—	436,181	532,068	—	641,210
Net realized gain (loss) on shares redeemed	195,385	94,757	267,153	196,532	307,999
Net change in unrealized appreciation (depreciation) on investments	(386,598)	(1,167,140)	(1,039,879)	(1,531,662)	(666,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220,830)	(642,316)	(288,631)	(1,270,958)	196,768

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	100,606	(81,786)	87,037	159,739	80,136
Participant loans	(11,817)	(54,739)	(26,499)	(28,108)	(21,916)
Participant loan repayments and interest	5,579	13,840	10,208	26,426	6,269
Surrenders, withdrawals and death benefits	(341,874)	(578,986)	(1,038,688)	(636,043)	(768,102)
Net transfers between other subaccounts
or fixed rate option	(100,241)	(196,902)	(113,367)	(273,926)	(80,771)
Other charges	(1,943)	(6,869)	(9,803)	(7,577)	(6,376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(349,690)	(905,442)	(1,091,112)	(759,489)	(790,760)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(570,520)	(1,547,758)	(1,379,743)	(2,030,447)	(593,992)

NET ASSETS
Beginning of period	3,000,768	7,260,939	11,003,473	8,698,911	9,133,158
End of period	$2,430,248	$5,713,181	$9,623,730	$6,668,464	$8,539,166

Beginning units	118,585	284,904	376,234	289,958	251,909
Units issued	9,392	5,607	10,715	10,674	19,544
Units redeemed	(23,375)	(40,737)	(45,869)	(36,886)	(39,870)
Ending units	104,602	249,774	341,080	263,746	231,583

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,362)	$101,458	$10,267	$(17,333)	$—
Capital gains distributions received	252,224	838,891	262,529	—	1,590
Net realized gain (loss) on shares redeemed	27,916	(29,580)	(15,379)	63,796	—
Net change in unrealized appreciation (depreciation) on investments	(373,342)	(1,882,731)	(682,719)	(206,521)	(1,849)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(99,564)	(971,962)	(425,302)	(160,058)	(259)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	21,619	227,655	127,084	27,760	—
Participant loans	(3,376)	(31,861)	(7,128)	(13,375)	—
Participant loan repayments and interest	2,910	22,259	7,630	6,582	—
Surrenders, withdrawals and death benefits	(155,047)	(577,693)	(184,761)	(76,865)	—
Net transfers between other subaccounts
or fixed rate option	(37,956)	(292,066)	144,709	115,068	—
Other charges	(1,234)	(6,772)	(2,577)	(2,152)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(173,084)	(658,478)	84,957	57,018	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(272,648)	(1,630,440)	(340,345)	(103,040)	(259)

NET ASSETS
Beginning of period	2,232,662	9,946,254	2,777,754	1,687,685	29,085
End of period	$1,960,014	$8,315,814	$2,437,409	$1,584,645	$28,826

Beginning units	74,694	285,811	150,376	68,914	1,000
Units issued	2,310	12,318	24,915	24,364	—
Units redeemed	(7,779)	(31,727)	(19,949)	(21,677)	—
Ending units	69,225	266,402	155,342	71,601	1,000

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(16,844)	$(55,871)	$(29,918)	$(43,186)	$(62,586)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	161,395	14,739	678,102	689,095
Net change in unrealized appreciation (depreciation) on investments	—	261,351	81,568	(130,469)	246,581
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(16,844)	366,875	66,389	504,447	873,090

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	201,017	188,039	56,097	126,214	232,206
Participant loans	(30,300)	(6,565)	(6,792)	(14,969)	(26,672)
Participant loan repayments and interest	26,009	15,778	5,916	37,079	26,039
Surrenders, withdrawals and death benefits	(1,136,711)	(1,178,368)	(270,818)	(1,558,595)	(1,781,869)
Net transfers between other subaccounts
or fixed rate option	(112,297)	(22,348)	53,582	(10,289)	83,592
Other charges	(15,748)	(9,257)	(3,743)	(6,153)	(8,338)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1,068,030)	(1,012,721)	(165,758)	(1,426,713)	(1,475,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,084,874)	(645,846)	(99,369)	(922,266)	(601,952)

NET ASSETS
Beginning of period	5,313,372	6,566,875	3,398,009	5,084,882	6,991,017
End of period	$4,228,498	$5,921,029	$3,298,640	$4,162,616	$6,389,065

Beginning units	428,586	263,473	162,348	222,364	294,354
Units issued	23,344	14,568	11,756	13,786	23,723
Units redeemed	(109,776)	(54,016)	(19,485)	(72,778)	(81,816)
Ending units	342,154	224,025	154,619	163,372	236,261

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$163,671	$151,782	$(60,352)	$(88,425)	$(151,903)
Capital gains distributions received	—	435,660	—	—	—
Net realized gain (loss) on shares redeemed	27,188	273,059	674,646	1,033,004	1,085,355
Net change in unrealized appreciation (depreciation) on investments	20,823	3,142,381	350,537	1,156,440	4,192,682
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	211,682	4,002,882	964,831	2,101,019	5,126,134

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	147,225	316,260	91,873	15,661	351,375
Participant loans	(11,623)	(63,556)	(25,585)	(27,436)	(26,910)
Participant loan repayments and interest	8,065	53,885	27,745	28,946	22,964
Surrenders, withdrawals and death benefits	(699,942)	(2,224,748)	(1,558,883)	(1,474,004)	(1,835,055)
Net transfers between other subaccounts
or fixed rate option	(12,079)	28,008	(29,059)	(271,782)	148,668
Other charges	(4,248)	(25,523)	(9,014)	(10,199)	(19,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(572,602)	(1,915,674)	(1,502,923)	(1,738,814)	(1,358,265)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(360,920)	2,087,208	(538,092)	362,205	3,767,869

NET ASSETS
Beginning of period	3,362,507	20,588,117	6,930,920	9,363,955	15,308,062
End of period	$3,001,587	$22,675,325	$6,392,828	$9,726,160	$19,075,931

Beginning units	129,782	764,976	252,569	400,367	559,843
Units issued	15,407	47,731	18,230	15,581	51,949
Units redeemed	(36,818)	(112,529)	(69,849)	(82,111)	(96,823)
Ending units	108,371	700,178	200,950	333,837	514,969

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(25,007)	$7,461	$(52,623)	$60,746	$(77,188)
Capital gains distributions received	—	365,510	98,933	—	334,209
Net realized gain (loss) on shares redeemed	102,472	260,073	107,556	92,459	1,204,674
Net change in unrealized appreciation (depreciation) on investments	506,276	205,597	2,282,937	1,909,464	1,025,436
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	583,741	838,641	2,436,803	2,062,669	2,487,131

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	124,024	54,148	95,334	174,115	210,741
Participant loans	(4,092)	(13,330)	(21,656)	(16,601)	(11,600)
Participant loan repayments and interest	7,280	58,793	12,652	28,753	16,174
Surrenders, withdrawals and death benefits	(296,454)	(1,033,584)	(1,122,304)	(686,796)	(2,761,440)
Net transfers between other subaccounts
or fixed rate option	61,438	(135,422)	(98,477)	(82,452)	(293,893)
Other charges	(2,829)	(7,125)	(10,336)	(8,154)	(8,428)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(110,633)	(1,076,520)	(1,144,787)	(591,135)	(2,848,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS	473,108	(237,879)	1,292,016	1,471,534	(361,315)

NET ASSETS
Beginning of period	2,527,660	7,498,818	9,711,457	7,227,377	9,494,473
End of period	$3,000,768	$7,260,939	$11,003,473	$8,698,911	$9,133,158

Beginning units	123,579	329,895	420,698	312,942	340,977
Units issued	11,759	14,126	15,196	21,896	13,583
Units redeemed	(16,753)	(59,117)	(59,660)	(44,880)	(102,651)
Ending units	118,585	284,904	376,234	289,958	251,909

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$8,269	$83,616	$3,556	$(15,890)	$—
Capital gains distributions received	140,329	936,773	106,703	—	—
Net realized gain (loss) on shares redeemed	127,352	43,429	80,199	20,649	—
Net change in unrealized appreciation (depreciation) on investments	176,220	291,067	449,121	180,532	7,399
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	452,170	1,354,885	639,579	185,291	7,399

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	82,277	74,147	145,918	15,777	—
Participant loans	(13,657)	(29,286)	(11,632)	(3,137)	—
Participant loan repayments and interest	7,368	16,123	8,612	4,959	—
Surrenders, withdrawals and death benefits	(436,567)	(1,191,912)	(224,896)	(48,638)	—
Net transfers between other subaccounts
or fixed rate option	(159,444)	240,132	(223,952)	(306,687)	—
Other charges	(1,988)	(8,916)	(2,475)	(1,695)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(522,011)	(899,712)	(308,425)	(339,421)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,841)	455,173	331,154	(154,130)	7,399

NET ASSETS
Beginning of period	2,302,503	9,491,081	2,446,600	1,841,815	21,686
End of period	$2,232,662	$9,946,254	$2,777,754	$1,687,685	$29,085

Beginning units	94,210	313,687	167,837	84,145	1,000
Units issued	7,589	26,338	58,453	36,609	—
Units redeemed	(27,105)	(54,214)	(75,914)	(51,840)	—
Ending units	74,694	285,811	150,376	68,914	1,000

The accompanying notes are an integral part of these financial statements.
A12

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
December 31, 2018

Note 1:	General
Prudential Discovery Select Group Variable Contract Account (the “Account”) was established on February 11, 1997 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”) under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from the purchase of Discovery Select Group Retirement Annuity (the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with the Contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (individually, a “Contractholder” and collectively, the “Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant".
The Contracts offer the option to invest in the various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either The Prudential Series Fund or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.
The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Prudential Global Portfolio
Prudential Diversified Bond Portfolio	Invesco V.I. Core Equity Fund (Series I)
Prudential Government Income Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
Prudential Flexible Managed Portfolio	MFS® Growth Series (Initial Class)
Prudential High Yield Bond Portfolio	MFS® Research Series (Initial Class)
Prudential Stock Index Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)
Prudential Value Portfolio (Class I)	T. Rowe Price International Stock Portfolio
Prudential Equity Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)
All contractual obligations arising under Contracts participating in the Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.
There were no mergers during the period ended December 31, 2018.
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts

A13

Note 2:	Significant Accounting Policies (continued)

and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.
Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.
Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.
Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2018, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2018, there were no transfers between fair value levels.

Note 4:	Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2018 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$4,189,415	$4,830,837

A14

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential Diversified Bond Portfolio	$292,761	$549,852
Prudential Government Income Portfolio	219,635	496,838
Prudential Conservative Balanced Portfolio	546,980	584,541
Prudential Flexible Managed Portfolio	268,363	651,546
Prudential High Yield Bond Portfolio	252,618	311,492
Prudential Stock Index Portfolio	718,202	2,657,526
Prudential Value Portfolio (Class I)	197,438	811,773
Prudential Equity Portfolio (Class I)	144,431	1,037,393
Prudential Jennison Portfolio (Class I)	1,334,564	2,640,121
Prudential Global Portfolio	166,852	546,052
Invesco V.I. Core Equity Fund (Series I)	59,560	1,031,640
Janus Henderson VIT Research Portfolio (Institutional Shares)	166,212	1,365,410
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	164,780	1,003,438
MFS® Growth Series (Initial Class)	664,796	1,550,067
MFS® Research Series (Initial Class)	40,485	235,148
T. Rowe Price Equity Income Portfolio (Equity Income Class)	267,725	1,018,303
T. Rowe Price International Stock Portfolio	387,197	329,080
Prudential Small Capitalization Stock Portfolio	564,002	524,253
AB VPS Small Cap Growth Portfolio (Class A)	—	—

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.
Certain charges and fees for the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases

A15

Note 6:	Related Party Transactions (continued)

it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund. Prudential Financial has corrected the foreign tax reclaim process and is implementing a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies.

Note 7:	Financial Highlights
The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded by the Account. Only product designs within the Account that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges offered by Prudential as Contractholders may not have selected all available options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2018	293	$12.36	to	$12.71	$3,645	1.51%		0.85%	to	1.00%	0.53%	to	0.68%
December 31, 2017	342	$12.29	to	$12.62	$4,228	0.54%		0.85%	to	1.00%	-0.43%	to	-0.29%
December 31, 2016	429	$12.35	to	$12.66	$5,313	0.09%		0.85%	to	1.00%	-0.88%	to	-0.73%
December 31, 2015	442	$12.46	to	$12.75	$5,525	0.00%	(1)	0.85%	to	1.00%	-0.99%	to	-0.84%
December 31, 2014	469	$12.58	to	$12.86	$5,921	0.00%	(1)	0.85%	to	1.00%	-0.99%	to	-0.84%

	Prudential Diversified Bond Portfolio
December 31, 2018	216	$26.03	to	$26.76	$5,652	0.00%		0.85%	to	1.00%	-1.14%	to	-0.99%
December 31, 2017	224	$26.33	to	$27.03	$5,921	0.00%		0.85%	to	1.00%	5.95%	to	6.10%
December 31, 2016	263	$24.85	to	$25.48	$6,567	0.00%		0.85%	to	1.00%	4.57%	to	4.72%
December 31, 2015	270	$23.76	to	$24.33	$6,437	0.00%		0.85%	to	1.00%	-1.24%	to	-1.10%
December 31, 2014	292	$24.06	to	$24.60	$7,048	1.09%		0.85%	to	1.00%	6.03%	to	6.19%

	Prudential Government Income Portfolio
December 31, 2018	143	$21.20	to	$21.80	$3,039	0.00%		0.85%	to	1.00%	-0.36%	to	-0.21%
December 31, 2017	155	$21.28	to	$21.85	$3,299	0.00%		0.85%	to	1.00%	1.92%	to	2.07%
December 31, 2016	162	$20.88	to	$21.40	$3,398	0.00%		0.85%	to	1.00%	1.18%	to	1.32%
December 31, 2015	170	$20.63	to	$21.12	$3,514	0.00%		0.85%	to	1.00%	-0.33%	to	-0.18%
December 31, 2014	167	$20.70	to	$21.16	$3,466	0.36%		0.85%	to	1.00%	4.81%	to	4.97%

	Prudential Conservative Balanced Portfolio
December 31, 2018	163	$24.51	to	$25.20	$4,014	0.00%		0.85%	to	1.00%	-3.43%	to	-3.29%
December 31, 2017	163	$25.38	to	$26.06	$4,163	0.00%		0.85%	to	1.00%	11.26%	to	11.42%
December 31, 2016	222	$22.81	to	$23.39	$5,085	0.00%		0.85%	to	1.00%	6.24%	to	6.39%
December 31, 2015	236	$21.47	to	$21.98	$5,073	0.00%		0.85%	to	1.00%	-0.59%	to	-0.45%
December 31, 2014	242	$21.60	to	$22.08	$5,229	0.00%		0.85%	to	1.00%	7.69%	to	7.85%

	Prudential Flexible Managed Portfolio
December 31, 2018	224	$25.62	to	$26.35	$5,758	0.00%		0.85%	to	1.00%	-5.13%	to	-4.99%
December 31, 2017	236	$27.01	to	$27.73	$6,389	0.00%		0.85%	to	1.00%	13.83%	to	14.00%
December 31, 2016	294	$23.73	to	$24.33	$6,991	0.00%		0.85%	to	1.00%	7.47%	to	7.62%
December 31, 2015	300	$22.08	to	$22.60	$6,630	0.00%		0.85%	to	1.00%	0.01%	to	0.16%
December 31, 2014	313	$22.08	to	$22.57	$6,914	0.00%		0.85%	to	1.00%	9.95%	to	10.12%

	Prudential High Yield Bond Portfolio
December 31, 2018	107	$26.93	to	$27.69	$2,907	2.86%		0.85%	to	1.00%	-2.24%	to	-2.09%
December 31, 2017	108	$27.54	to	$28.28	$3,002	6.09%		0.85%	to	1.00%	6.74%	to	6.90%
December 31, 2016	130	$25.80	to	$26.45	$3,363	6.52%		0.85%	to	1.00%	15.12%	to	15.28%
December 31, 2015	131	$22.41	to	$22.95	$2,959	6.20%		0.85%	to	1.00%	-3.42%	to	-3.27%
December 31, 2014	145	$23.21	to	$23.72	$3,384	6.04%		0.85%	to	1.00%	1.70%	to	1.85%

A16

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest

	Prudential Stock Index Portfolio
December 31, 2018	649	$30.45	to	$32.14	$19,841	0.00%	0.85%	to	1.00%	-5.56%	to	-5.42%
December 31, 2017	700	$32.24	to	$33.98	$22,675	1.61%	0.85%	to	1.00%	20.27%	to	20.44%
December 31, 2016	765	$26.81	to	$28.21	$20,588	1.82%	0.85%	to	1.00%	10.75%	to	10.91%
December 31, 2015	788	$24.21	to	$25.44	$19,132	1.49%	0.85%	to	1.00%	0.18%	to	0.33%
December 31, 2014	856	$24.17	to	$25.35	$20,734	3.04%	0.85%	to	1.00%	12.19%	to	12.35%

	Prudential Value Portfolio (Class I)
December 31, 2018	184	$28.30	to	$29.10	$5,217	0.00%	0.85%	to	1.00%	-10.77%	to	-10.64%
December 31, 2017	201	$31.72	to	$32.57	$6,393	0.00%	0.85%	to	1.00%	15.83%	to	16.00%
December 31, 2016	253	$27.38	to	$28.07	$6,931	0.00%	0.85%	to	1.00%	10.32%	to	10.48%
December 31, 2015	289	$24.82	to	$25.41	$7,191	0.00%	0.85%	to	1.00%	-9.10%	to	-8.97%
December 31, 2014	313	$27.31	to	$27.92	$8,571	0.00%	0.85%	to	1.00%	9.01%	to	9.18%

	Prudential Equity Portfolio (Class I)
December 31, 2018	307	$27.42	to	$28.20	$8,438	0.00%	0.85%	to	1.00%	-5.79%	to	-5.65%
December 31, 2017	334	$29.11	to	$29.89	$9,726	0.00%	0.85%	to	1.00%	24.54%	to	24.72%
December 31, 2016	400	$23.37	to	$23.96	$9,364	0.00%	0.85%	to	1.00%	2.77%	to	2.92%
December 31, 2015	433	$22.74	to	$23.28	$9,851	0.00%	0.85%	to	1.00%	1.35%	to	1.50%
December 31, 2014	500	$22.44	to	$22.94	$11,233	0.00%	0.85%	to	1.00%	6.64%	to	6.80%

	Prudential Jennison Portfolio (Class I)
December 31, 2018	488	$36.15	to	$37.18	$17,757	0.00%	0.85%	to	1.00%	-1.76%	to	-1.61%
December 31, 2017	515	$36.80	to	$37.79	$19,076	0.00%	0.85%	to	1.00%	35.34%	to	35.54%
December 31, 2016	560	$27.19	to	$27.88	$15,308	0.00%	0.85%	to	1.00%	-1.86%	to	-1.72%
December 31, 2015	633	$27.71	to	$28.37	$17,621	0.00%	0.85%	to	1.00%	10.38%	to	10.54%
December 31, 2014	649	$25.10	to	$25.66	$16,360	0.00%	0.85%	to	1.00%	8.90%	to	9.06%

	Prudential Global Portfolio
December 31, 2018	105	$23.16	to	$23.81	$2,430	0.00%	0.85%	to	1.00%	-8.23%	to	-8.09%
December 31, 2017	119	$25.23	to	$25.91	$3,001	0.00%	0.85%	to	1.00%	23.60%	to	23.79%
December 31, 2016	124	$20.41	to	$20.93	$2,528	0.00%	0.85%	to	1.00%	3.43%	to	3.58%
December 31, 2015	127	$19.74	to	$20.21	$2,514	0.00%	0.85%	to	1.00%	1.36%	to	1.51%
December 31, 2014	140	$19.47	to	$19.91	$2,723	0.00%	0.85%	to	1.00%	2.23%	to	2.38%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2018	250	$22.79	to	$23.43	$5,713	0.89%	0.85%	to	1.00%	-10.29%	to	-10.16%
December 31, 2017	285	$25.40	to	$26.08	$7,261	1.00%	0.85%	to	1.00%	12.06%	to	12.22%
December 31, 2016	330	$22.67	to	$23.24	$7,499	0.75%	0.85%	to	1.00%	9.20%	to	9.35%
December 31, 2015	369	$20.76	to	$21.25	$7,687	1.11%	0.85%	to	1.00%	-6.70%	to	-6.56%
December 31, 2014	407	$22.25	to	$22.74	$9,079	0.84%	0.85%	to	1.00%	7.08%	to	7.23%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2018	341	$28.11	to	$28.90	$9,624	0.54%	0.85%	to	1.00%	-3.54%	to	-3.40%
December 31, 2017	376	$29.14	to	$29.92	$11,003	0.39%	0.85%	to	1.00%	26.62%	to	26.80%
December 31, 2016	421	$23.01	to	$23.59	$9,711	0.54%	0.85%	to	1.00%	-0.47%	to	-0.33%
December 31, 2015	460	$23.12	to	$23.67	$10,662	0.63%	0.85%	to	1.00%	4.30%	to	4.46%
December 31, 2014	495	$22.17	to	$22.66	$10,998	0.37%	0.85%	to	1.00%	11.88%	to	12.04%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2018	264	$25.16	to	$25.87	$6,668	1.75%	0.85%	to	1.00%	-15.78%	to	-15.66%
December 31, 2017	290	$29.87	to	$30.67	$8,699	1.65%	0.85%	to	1.00%	29.82%	to	30.02%
December 31, 2016	313	$23.01	to	$23.59	$7,227	4.62%	0.85%	to	1.00%	-7.36%	to	-7.22%
December 31, 2015	337	$24.84	to	$25.43	$8,410	0.59%	0.85%	to	1.00%	-9.50%	to	-9.36%
December 31, 2014	381	$27.44	to	$28.05	$10,492	3.03%	0.85%	to	1.00%	-12.75%	to	-12.62%

	MFS® Growth Series (Initial Class)
December 31, 2018	232	$36.74	to	$37.78	$8,539	0.09%	0.85%	to	1.00%	1.65%	to	1.80%
December 31, 2017	252	$36.14	to	$37.11	$9,133	0.09%	0.85%	to	1.00%	30.11%	to	30.30%
December 31, 2016	341	$27.78	to	$28.48	$9,494	0.04%	0.85%	to	1.00%	1.45%	to	1.60%
December 31, 2015	348	$27.38	to	$28.03	$9,560	0.16%	0.85%	to	1.00%	6.49%	to	6.65%
December 31, 2014	370	$25.71	to	$26.28	$9,523	0.10%	0.85%	to	1.00%	7.87%	to	8.03%

A17

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Research Series (Initial Class)
December 31, 2018	69	$28.18	to	$28.97	$1,960	0.68%	0.85%	to	1.00%	-5.32%	to	-5.17%
December 31, 2017	75	$29.76	to	$30.56	$2,233	1.27%	0.85%	to	1.00%	22.15%	to	22.33%
December 31, 2016	94	$24.36	to	$24.98	$2,303	0.78%	0.85%	to	1.00%	7.68%	to	7.84%
December 31, 2015	97	$22.63	to	$23.16	$2,202	0.74%	0.85%	to	1.00%	-0.19%	to	-0.05%
December 31, 2014	114	$22.67	to	$23.17	$2,599	0.82%	0.85%	to	1.00%	9.11%	to	9.27%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2018	266	$30.96	to	$31.84	$8,316	2.00%	0.85%	to	1.00%	-10.40%	to	-10.26%
December 31, 2017	286	$34.55	to	$35.48	$9,946	1.74%	0.85%	to	1.00%	14.88%	to	15.05%
December 31, 2016	314	$30.08	to	$30.84	$9,491	2.32%	0.85%	to	1.00%	18.01%	to	18.19%
December 31, 2015	334	$25.49	to	$26.09	$8,552	1.80%	0.85%	to	1.00%	-7.78%	to	-7.64%
December 31, 2014	372	$27.64	to	$28.25	$10,324	1.74%	0.85%	to	1.00%	6.31%	to	6.47%

	T. Rowe Price International Stock Portfolio
December 31, 2018	155	$15.65	to	$16.09	$2,437	1.35%	0.85%	to	1.00%	-15.05%	to	-14.93%
December 31, 2017	150	$18.42	to	$18.91	$2,778	1.04%	0.85%	to	1.00%	26.62%	to	26.81%
December 31, 2016	168	$14.55	to	$14.91	$2,447	0.99%	0.85%	to	1.00%	1.14%	to	1.28%
December 31, 2015	193	$14.38	to	$14.73	$2,778	0.96%	0.85%	to	1.00%	-1.88%	to	-1.74%
December 31, 2014	191	$14.66	to	$14.99	$2,810	1.02%	0.85%	to	1.00%	-2.22%	to	-2.07%

	Prudential Small Capitalization Stock Portfolio
December 31, 2018	72	$22.13	to	$22.13	$1,585	0.00%	1.00%	to	1.00%	-9.63%	to	-9.63%
December 31, 2017	69	$24.49	to	$24.49	$1,688	0.00%	1.00%	to	1.00%	11.88%	to	11.88%
December 31, 2016	84	$21.89	to	$21.89	$1,842	0.00%	1.00%	to	1.00%	25.28%	to	25.28%
December 31, 2015	70	$17.47	to	$17.47	$1,226	0.00%	1.00%	to	1.00%	-3.24%	to	-3.24%
December 31, 2014	81	$18.06	to	$18.06	$1,464	0.00%	1.00%	to	1.00%	4.35%	to	4.35%

	AB VPS Small Cap Growth Portfolio (Class A)(2)
December 31, 2018	1	$28.83	to	$28.83	$29	0.00%	0.00%	to	0.00%	-0.89%	to	-0.89%
December 31, 2017	1	$29.09	to	$29.09	$29	0.00%	0.00%	to	0.00%	34.12%	to	34.12%
December 31, 2016	1	$21.69	to	$21.69	$22	0.00%	0.00%	to	0.00%	6.46%	to	6.46%
December 31, 2015	1	$20.37	to	$20.37	$20	0.00%	0.00%	to	0.00%	-1.25%	to	-1.25%
December 31, 2014	1	$19.68	to	$19.82	$21	0.00%	0.00%	to	0.00%	-2.79%	to	-2.64%
__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the

A18

Note 7:	Financial Highlights (continued)

five years in the period ended December 31, 2018 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

(2)
All units are owned by Prudential and no expenses are charged. For the year ended December 31, 2014, the range of unit values and total returns represent the amounts for products with expenses ranging from 0.85% to 1%.

Note 8:	Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
Prudential assesses a daily charge for administrative expenses, based on a percentage of net assets of each subaccount of the Account, as agreed upon under each respective Contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risks, which is also based on net assets in each subaccount of the Account. While a total maximum administrative fee and mortality and expense risk charge of 1% could be charged under the Contracts, the total rates currently charged by Prudential for these expenses range between 0.85% to 1%, which is assessed through a reduction in unit values.
Annual Account Charge
An additional administrative charge of up to $32, the annual account charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant account value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or more of the subaccounts in which the Participant is invested.
Withdrawal Charge
Certain Contracts provide for a withdrawal charge, imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.
Participant Loan Charges
Prudential charges a loan application fee of up to $75, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:	Other
Accumulation units-this is the basic valuation unit used to calculate the Contractholder's interest allocated to the variable account before the annuitization date.
Contractholder net payments-represent Contractholder contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

A19

Note 9:	Other (continued)

Participant loans-represent amounts borrowed by Contractholders using the Contracts as the security for the loan.
Participant loan repayments and interest-represent payments made by Contractholders to reduce the total outstanding participant loan principal plus accrued interest.
Surrenders, withdrawals and death benefits-are payments to Contractholders and beneficiaries made under the terms of the Contracts, and amounts that Contractholders have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that Contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges-are various contract level charges as described in Charges and Expenses in Note 8, which are assessed through the redemptions of units.
Receivable from (Payable to) The Prudential Insurance Company of America-at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing Contractholder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the Contractholder’s account or the related unit value.

A20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of Prudential Discovery Select Group Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Discovery Select Group Variable Contract Account indicated in the table below as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, and the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Prudential Discovery Select Group Variable Contract Account as of December 31, 2018, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio	Prudential Global Portfolio
Prudential Diversified Bond Portfolio	Invesco V.I. Core Equity Fund (Series I)
Prudential Government Income Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
Prudential Flexible Managed Portfolio	MFS® Growth Series (Initial Class)
Prudential High Yield Bond Portfolio	MFS® Research Series (Initial Class)
Prudential Stock Index Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)
Prudential Value Portfolio (Class I)	T. Rowe Price International Stock Portfolio
Prudential Equity Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)

Basis for Opinions

These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2019

We have served as the auditor of one or more of the subaccounts in Prudential Discovery Select Group Variable Contract Account since 1997.

A21

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Report of Independent Auditors
December 31, 2018 and 2017

CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2018 and 2017 (in millions, except share amounts)

	2018	2017
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2018 - $185,196; 2017 - $172,579)	$186,452	$184,686
Fixed Maturities, trading, at fair value (amortized cost: 2018 - $1,882; 2017 - $1,500)(1)	1,766	1,518
Assets supporting experience-rated contractholder liabilities, at fair value(1)(2)	18,813	19,500
Equity securities, at fair value (cost: 2018 - $2,559; 2017 - $2,589)(1)	3,025	3,754
Commercial mortgage and other loans	44,129	42,552
Policy loans	8,645	8,674
Other invested assets (includes $5,033 and $3,560 measured at fair value as of December 31, 2018 and 2017, respectively)(1)	12,630	11,867
Short-term investments	2,855	3,731
Total investments	278,315	276,282
Cash and cash equivalents	5,419	7,262
Accrued investment income	2,221	2,156
Deferred policy acquisition costs	8,939	8,041
Value of business acquired	743	375
Reinsurance recoverables - affiliated	10,618	10,098
Reinsurance recoverables - unaffiliated	4,913	5,079
Other assets	5,067	5,933
Due from parent and affiliates	8,780	8,883
Separate account assets	244,975	265,733
TOTAL ASSETS	$569,990	$589,842
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$165,531	$155,076
Policyholders’ account balances	97,540	96,883
Policyholders’ dividends	4,004	6,321
Securities sold under agreements to repurchase	9,950	8,400
Cash collateral for loaned securities	3,928	4,336
Income taxes	1,965	3,561
Short-term debt	1,597	1,150
Long-term debt	7,247	8,233
Reinsurance payables - affiliated	205	159
Reinsurance payables - unaffiliated	3,094	3,320
Other liabilities(2)	6,159	7,238
Due to parent and affiliates	1,506	2,191
Separate account liabilities	244,975	265,733
Total liabilities	547,701	562,601
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2018 and 2017)	2	2
Additional paid-in capital	20,710	20,105
Accumulated other comprehensive income (loss)	(1,936)	3,599
Retained earnings	3,379	3,484
Total Equity of The Prudential Insurance Company of America	22,155	27,190
Noncontrolling interests	134	51
Total equity	22,289	27,241
TOTAL LIABILITIES AND EQUITY	$569,990	$589,842
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See “Adoption of ASU 2016-01” in Note 2 for details.

(2)	See Note 4 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
REVENUES
Premiums	$22,894	$19,353	$17,363
Policy charges and fee income	3,298	2,616	3,693
Net investment income	10,882	11,165	10,494
Asset management and service fees	548	553	588
Other income (loss)	(34)	1,229	667
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(259)	(251)	(257)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	0	3	48
Other realized investment gains (losses), net	325	528	1,115
Total realized investment gains (losses), net	66	280	906
Total revenues	37,654	35,196	33,711
BENEFITS AND EXPENSES
Policyholders’ benefits	28,241	22,985	22,243
Interest credited to policyholders’ account balances	2,325	2,695	2,786
Dividends to policyholders	1,275	2,048	1,975
Amortization of deferred policy acquisition costs	820	772	1,252
General and administrative expenses	5,087	4,831	4,962
Total benefits and expenses	37,748	33,331	33,218
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(94)	1,865	493
Total income tax expense (benefit)	(265)	(2,058)	(237)
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	171	3,923	730
Equity in earnings of operating joint ventures, net of taxes	(10)	(5)	(13)
NET INCOME (LOSS)	161	3,918	717
Less: Income (loss) attributable to noncontrolling interests	(6)	0	(3)
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$167	$3,918	$720

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
NET INCOME (LOSS)	$161	$3,918	$717
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(67)	69	(45)
Net unrealized investment gains (losses)	(6,953)	3,806	2,025
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	(297)	182	(149)
Total	(7,317)	4,057	1,831
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(1,459)	1,302	574
Other comprehensive income (loss), net of taxes	(5,858)	2,755	1,257
Comprehensive income (loss)	(5,697)	6,673	1,974
Less: Comprehensive income (loss) attributable to noncontrolling interests	(4)	4	(4)
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$(5,693)	$6,669	$1,978

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity of The Prudential Insurance Company of America	Noncontrolling Interests	Total Equity
Balance, December 31, 2015	$2	$19,385	$3,373	$(410)	$22,350	$45	$22,395
Cumulative effect of adoption of accounting changes						1	1
Capital contributions from parent		718			718		718
Dividends to parent			(3,704)		(3,704)		(3,704)
Contributions from noncontrolling interests						3	3
Assets purchased/transferred from affiliates		3			3		3
Stock-based compensation programs		11			11		11
Comprehensive income (loss):
Net income (loss)			720		720	(3)	717
Other comprehensive income (loss), net of tax				1,258	1,258	(1)	1,257
Total comprehensive income (loss)					1,978	(4)	1,974
Balance, December 31, 2016	2	20,117	389	848	21,356	45	21,401
Capital contributions from parent		164			164		164
Dividends to parent			(1,000)		(1,000)		(1,000)
Contributions from noncontrolling interests						4	4
Distributions to noncontrolling interests						(2)	(2)
Affiliated asset transfers		(177)	177		0		0
Stock-based compensation programs		1			1		1
Comprehensive income (loss):
Net income (loss)			3,918		3,918	0	3,918
Other comprehensive income (loss), net of tax				2,751	2,751	4	2,755
Total comprehensive income (loss)					6,669	4	6,673
Balance, December 31, 2017	2	20,105	3,484	3,599	27,190	51	27,241
Cumulative effect of adoption of ASU 2016-01			260	(207)	53		53
Cumulative effect of adoption of ASU 2018-02			(532)	532	0		0
Capital contributions from parent		605			605		605
Contributions from noncontrolling interests						89	89
Distributions to noncontrolling interests						(2)	(2)
Comprehensive income (loss):
Net income (loss)			167		167	(6)	161
Other comprehensive income (loss), net of tax				(5,860)	(5,860)	2	(5,858)
Total comprehensive income (loss)					(5,693)	(4)	(5,697)
Balance, December 31, 2018	$2	$20,710	$3,379	$(1,936)	$22,155	$134	$22,289

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$161	$3,918	$717
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(66)	(280)	(906)
Policy charges and fee income	(1,909)	(2,104)	(1,559)
Interest credited to policyholders’ account balances	2,325	2,695	2,786
Depreciation and amortization	163	214	311
(Gains) losses on assets supporting experience-rated contractholder liabilities, net	587	(116)	27
Change in:
Deferred policy acquisition costs	(544)	(476)	34
Future policy benefits and other insurance liabilities	11,233	5,642	4,839
Income taxes	(151)	(1,419)	(374)
Derivatives, net	281	(788)	1,299
Other, net	(1,594)	(2,077)	(1,490)
Cash flows from (used in) operating activities	10,486	5,209	5,684
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	44,241	42,907	32,579
Fixed maturities, trading(1)	29	72	110
Assets supporting experience-rated contractholder liabilities(1)	25,652	37,609	30,547
Equity securities(1)	2,678	3,215	3,030
Commercial mortgage and other loans	5,769	5,267	5,635
Policy loans	1,138	1,166	1,014
Other invested assets	1,317	1,015	909
Short-term investments	13,981	10,429	19,524
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(56,632)	(46,674)	(41,943)
Fixed maturities, trading(1)	(418)	(395)	(254)
Assets supporting experience-rated contractholder liabilities(1)	(25,513)	(37,377)	(31,670)
Equity securities(1)	(2,280)	(2,441)	(2,594)
Commercial mortgage and other loans	(7,565)	(6,267)	(6,196)
Policy loans	(739)	(646)	(646)
Other invested assets	(2,224)	(1,537)	(1,561)
Short-term investments	(12,904)	(10,788)	(17,245)
Due to/from parent and affiliates	26	(557)	17
Derivatives, net	43	(84)	(111)
Other, net(1)	(159)	(459)	(243)
Cash flows from (used in) investing activities	(13,560)	(5,545)	(9,098)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,382	19,761	22,089
Policyholders’ account withdrawals	(20,241)	(19,185)	(18,161)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,142	821	548
Net change in financing arrangements (maturities 90 days or less)	242	44	272
Proceeds from the issuance of debt (maturities longer than 90 days)	921	2,459	848
Repayments of debt (maturities longer than 90 days)	(1,628)	(1,992)	(144)
Excess tax benefits from share-based payment arrangements	0	0	9
Capital contributions from parent	590	149	298
Dividends to parent	0	(1,000)	(1,111)
Other, net	(187)	164	(95)
Cash flows from (used in) financing activities	1,221	1,221	4,553
Effect of foreign exchange rate changes on cash balances	0	0	33
NET INCREASE IN CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT(1)	(1,853)	885	1,172
CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT, BEGINNING OF YEAR(1)	7,277	6,392	5,220
CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT, END OF YEAR(1)	$5,424	$7,277	$6,392
See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(114)	$(634)	$111
Interest paid	$521	$311	$317
NON-CASH TRANSACTIONS DURING THE YEAR(2)
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$816	$2,726	$3,228
Liabilities assumed	8,395	6,155	5,003
Net cash received	$7,579	$3,429	$1,775
Non-cash dividend to parent	$0	$0	$(2,593)
Non-cash capital contribution from parent	$16	$15	$620
Non-cash affiliated asset transfer	$15	$879	$0
RECONCILIATION TO STATEMENT OF FINANCIAL POSITION
Cash and cash equivalents	$5,419	$7,262	$6,382
Restricted cash and restricted cash equivalents (included in “Other assets”)	5	15	10
Total cash, cash equivalents, restricted cash and restricted cash equivalents	$5,424	$7,277	$6,392
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for detail.

(2)
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Prudential Insurance provides a wide range of insurance, investment management and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states.

Variable Annuities Recapture

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to the variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured certain variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation (“PALAC”). These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and the Company as applicable. These series of transactions are collectively referred to as the “Variable Annuities Recapture.”

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $6.7 billion to PALAC and established reinsurance recoverables of $9.4 billion. In addition, the Company received ceding commissions of $3.6 billion from PALAC, made up of affiliated receivables of $0.8 billion and reassignment of debt of $0.5 billion to PALAC. Also, the Company unwound its deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”) balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through “General and administrative expenses”. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.6 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

The Company subsequently paid a dividend of $2.6 billion to Prudential Financial.

The impact of these transactions on the Consolidated Statements of Operations and Comprehensive Income (Loss) were as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Day 1 Impact of the Variable Annuities Recapture in 2016(1)	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(832)	$(832)
Realized investment gains (losses), net	(2,135)	2,683	548
TOTAL REVENUES	(2,135)	1,851	(284)
BENEFITS AND EXPENSES
Policyholders’ benefits	0	(522)	(522)
General and administrative expenses	0	(188)	(188)
TOTAL BENEFITS AND EXPENSES	0	(710)	(710)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,135)	2,561	426
Income tax expense (benefit)	21	(78)	(57)
NET INCOME (LOSS)	$(2,156)	$2,639	$483
__________
(1)    Significant Non-Cash Transactions

•
Consideration transferred includes $6.7 billion of asset transfers related to the reinsurance transaction with PALAC, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

•	The Company received ceding commissions of $3.6 billion, made up of an issuance of debt of $0.8 billion and reassignment of debt of $0.5 billion to PALAC.

•	Retained earnings includes dividends of $2.8 billion to Prudential Financial as part of the Variable Annuities Recapture.

Basis of Presentation

The Company’s Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. See Note 4 for more information on the Company’s consolidated VIEs. The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 22, 2019, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of DSI; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2016, the Company recorded out of period adjustments resulting in an aggregate net decrease of $156 million to “Income (loss) before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2016. Such adjustments primarily consisted of a charge of $141 million to increase reserves, net of a related increase in DAC, for certain universal life products. Management evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they were not material to any previously reported financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 6 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) (“OCI”). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Fixed maturities, trading, at fair value consists of fixed maturities with embedded features and assets contained within consolidated variable interest entities. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and interest and dividend income from these investments is reported in “Net investment income.”

Assets supporting experience-rated contractholder liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income (loss).” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, at fair value is comprised of common stock, mutual fund shares and non-redeemable preferred stock, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans, and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third-party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 3.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other invested assets consists of the Company’s non-coupon investments in limited partnerships and limited liability companies (“LPs/LLCs”), other than operating joint ventures, as well as wholly-owned investment real estate, derivative assets and other investments. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income (loss).” The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss).” The Company consolidates LPs/LLCs in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 4 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated useful lives of the properties and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Assets supporting experience-rated contractholder liabilities, at fair value.” These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government-sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above-mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates is not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in “Other comprehensive income (loss)” and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Assets supporting experience-rated contractholder liabilities, at fair value,” and receivables related to securities purchased under agreements to resell (see also “Securities sold under agreements to repurchase” below).

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Deferred policy acquisition costs are costs related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance which are included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised on a retrospective basis. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 21. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts (“GICs”), acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 7 for additional information regarding DAC.

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of in-force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. As of December 31, 2018, the majority of the VOBA balance relates to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”) and the 2004 acquisition of CIGNA’s defined contribution and defined benefit businesses. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General and administrative expenses.” VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables are associated with the reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company’s reinsurance arrangements. See also “Reinsurance payables” and “Reinsurance” below.

Other assets consist primarily of prepaid pension benefit costs (see Note 17), certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

The Company performed its goodwill impairment testing at December 31, 2018, which resulted in the full impairment of its goodwill asset of $47 million. This impairment was primarily due to the decline in the fair value of the Company driven by the deterioration in the financial markets during the fourth quarter of 2018, which negatively impacted the earnings multiples of the peer companies used in the impairment evaluation.

The Company offered various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 12 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangible assets requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 10 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 9 for additional information on investments in operating joint ventures.

Due from parent and affiliates consist primarily of affiliated accrued receivables, affiliated notes receivable and affiliated derivative activity. See also “Due to parent and affiliates” below.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Currently, PFL liabilities are predominantly associated with certain universal life contracts that measure GAAP reserves using a dynamic approach and accordingly, are updated each quarter using current in-force and market data and as part of the annual assumption update such that the liability as of each measurement date represents the Company’s current estimate of the present value of the amount necessary to offset anticipated future losses. See Note 11 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 12, and deferred profits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 11 for additional information regarding policyholders’ account balances.

Policyholders’ dividends liability includes dividends payable to policyholders and the policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 14.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also “Cash and cash equivalents” above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

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Notes to Consolidated Financial Statements

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income (loss).”

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to borrow funds. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year and open audit years.

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 15 for a discussion of factors considered when evaluating the need for a valuation allowance.

The U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) includes two new tax provisions that could impact the Company’s effective tax rate and cash tax payments in future periods. The Base Erosion and Anti-Abuse Tax (“BEAT”) taxes modified taxable income at a rate of 5% in 2018, increasing to 10% in 2019 and 12.5% in 2026 and is due if the calculated BEAT amount that is determined without the benefit of foreign and certain tax credits is greater than the regular corporate tax in any given year. In general, modified taxable income is calculated by adding back to a taxpayer’s regular taxable income the amount of certain “base erosion tax benefits” with respect to payments to foreign affiliates, as well as the “base erosion percentage” of any net operating

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

loss deductions. It is possible that benefit and claim payments made by our U.S. insurance business to our foreign affiliates on reinsurance assumed by the U.S. affiliates could be considered base erosion payments and, in the future, cause the U.S. consolidated PFI group to be subject to the BEAT. The Global Intangible Low-Taxed Income (“GILTI”) provision applies a minimum U.S. tax to earnings of consolidated foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries by imposing the U.S. tax rate to 50% of earnings of such foreign affiliates and provides for a partial foreign tax credit for foreign income taxes. The amount of tax in any period on GILTI can depend on annual differences between U.S. taxable income recognition rules and taxable income recognition rules in the country of operations and the overall taxable income of U.S. operations, as well as U.S. expense allocation rules which limit the amount of foreign tax credits that can be applied to reduce the U.S. tax on the GILTI provision. Under certain circumstances the taxable income of U.S. operations may cause more than 50% of earnings of foreign affiliates to be subject to the GILTI provision. In years that the U.S. consolidated PFI group incurs a net operating loss or has a loss from domestic businesses, the GILTI provision would operate to cause a loss of U.S. tax benefits for some or all of those losses, effectively increasing the tax on foreign earnings. The Company accounts for the effects of the BEAT and GILTI provisions as a period cost if and when incurred.

In December of 2017, Securities and Exchange Commission (“SEC”) staff issued “SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allowed registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 15 to the Consolidated Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017 recorded in 2017 and adjustments to provisional amounts recorded in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 15 for additional information regarding income taxes.

Short-term debt and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near-term. See Note 16 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. See also “Reinsurance recoverables” above and “Reinsurance” below.

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Notes to Consolidated Financial Statements

Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities (see Note 17), derivative liabilities (see “Derivative Financial Instruments” below), and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Due to parent and affiliates consist primarily of affiliated accrued payables and affiliated derivative activity.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities.”

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 12 for additional information regarding these contracts.

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) includes realized and unrealized gains or losses from investments classified “Fixed maturities, trading,” “Assets supporting experience-rated contractholder liabilities, at fair value,” “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

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Notes to Consolidated Financial Statements

OTHER ACCOUNTING POLICIES

Foreign Currency

There are two distinct processes for expressing foreign transactions and balances in the Company’s financial statements: foreign currency measurement and foreign currency translation. Foreign currency measurement is the process by which transactions in foreign currencies are expressed in the functional currency. Gains and losses resulting from foreign currency measurement are reported in current earnings in “Other income (loss).” Foreign currency translation is the process of expressing a foreign entity’s functional currency financial statements in the reporting currency. Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Foreign currency translation adjustment,” a component of AOCI.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings and net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 5, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets” or “Due to parent and affiliates,” or as liabilities, within “Other liabilities” or “Due to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the Consolidated Statements of Operations, generally in “Realized investment gains (losses), net.” When swaps are

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

used in hedge accounting relationships, periodic settlements are recorded in the same Consolidated Statements of Operations line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the Consolidated Statements of Operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets” or “Other liabilities.”

Reinsurance

For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

The Company participates in reinsurance arrangements in various capacities as either the ceding entity or as the reinsurer (i.e., assuming entity). See Note 13 for additional information about the Company’s reinsurance arrangements. Reinsurance assumed business is generally accounted for consistent with direct business. Amounts currently recoverable under reinsurance agreements are included in “Other assets” and amounts payable are included in “Other liabilities.” Revenues and benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to yearly renewable term premiums over the life of the underlying polices. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included in Other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other income (loss) or General and administrative expenses, as appropriate.

Accounting for Certain Reinsurance Contracts in the Individual Life Business

In 2017, the Company recognized a charge of $237 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves, DAC and VOBA was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and is included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cashflow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-01

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available for sale” are to be reported in net income within “Other income (loss)” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available for sale” were reported in “Accumulated other comprehensive income (loss).”

The impacts of this ASU on the Company’s Consolidated Financial Statements can be categorized as follows: (1) Changes to the presentation within the Consolidated Statements of Financial Position; (2) Cumulative-effect Adjustment Upon Adoption; and (3) Changes to Accounting Policies. Each of these components is described below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(1) Changes to the presentation within the Consolidated Statements of Financial Position

Because of the fundamental accounting changes as described in section “—(3) Changes to Accounting Policies” below, the Company determined that changes to the presentation of certain balances in the investment section of the Company’s Consolidated Statements of Financial Position were also necessary to maintain clarity and logical presentation. The table below illustrates these changes by presenting the balances as previously reported in the Company’s Audited Consolidated Financial Statements for the year ended December 31, 2017 and the reclassifications that were made, along with a footnote explanation of each reclassification.

	December 31, 2017
	As previously reported	Reclassifications				As currently reported
Consolidated Statement of Financial Position Line Items		(1)	(2)	(3)	(4)
	(in millions)
Fixed maturities, available-for-sale, at fair value	$184,686					$184,686
* Fixed maturities, trading, at fair value	0			1,518		1,518
~~Trading account assets supporting insurance liabilities, at fair value~~	19,500	(19,500)				0
* Assets supporting experience-rated contractholder liabilities, at fair value	0	19,500				19,500
~~Other trading account assets, at fair value~~	3,830			(3,830)		0
~~Equity securities, available-for-sale, at fair value~~	3,429		(3,429)			0
* Equity securities, at fair value	0		3,429	325		3,754
Commercial mortgage and other loans	42,552					42,552
Policy loans	8,674					8,674
~~Other long-term investments~~	9,880				(9,880)	0
* Other invested assets	0			1,987	9,880	11,867
Short-term investments	3,731					3,731
Total investments	$276,282	$0	$0	$0	$0	$276,282
* — New line item effective January 1, 2018.
~~Strikethrough~~ — Eliminated line item effective January 1, 2018.
________

(1)
Retitled “Trading account assets supporting insurance liabilities, at fair value” to “Assets supporting experience-rated contractholder liabilities, at fair value” as equity securities are included in this line item, and they can no longer be described as trading.

(2)	Retitled “Equity securities, available-for-sale, at fair value” to “Equity securities, at fair value” as equity securities can no longer be described as available-for-sale.

(3)	Eliminated the line item “Other trading account assets, at fair value” and reclassified each component to another line item.

(4)	Retitled “Other long-term investments” to “Other invested assets.”

(2) Cumulative-effect Adjustment Upon Adoption

The provisions of ASU 2016-01 require that the Company apply the amendments through a cumulative-effect adjustment to the Consolidated Statements of Financial Position as of the beginning of the fiscal year of adoption. The following table illustrates the impact on the Company’s Consolidated Statement of Financial Position as a result of recording this cumulative-effect adjustment on January 1, 2018.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statement
of Financial Position upon Adoption on January 1, 2018

(in millions)
Increase / (Decrease)

Other invested assets	$223
Total assets	$223

Policyholders’ dividends	$157
Income taxes	13
Total liabilities	170

Accumulated other comprehensive income (loss)	(207)
Retained earnings	260
Total equity	53

Total liabilities and equity	$223

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2018, including policies associated with the adoption of ASU 2016-01.

Other ASU adopted during the year ended December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.

		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss)
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company early adopted the ASU effective January 1, 2018 and elected to apply the ASU in the period of adoption subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $532 million. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

ASU issued but not yet adopted as of December 31, 2018 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The ASU is effective January 1, 2021 (with early adoption permitted), and will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters

Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.

The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of deferred acquisition costs (DAC) and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value with changes in value attributable to changes in an entity’s NPR recognized in OCI.

An entity will apply a retrospective transition method which will include a cumulative-effect adjustment on the balance sheet as of the earliest period presented.
Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., Guaranteed Minimum Death Benefits (“GMDB”) on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other ASU issued but not yet adopted as of December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a “right-of-use” asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (“receivable and residual” approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).

January 1, 2019 using either the modified retrospective method with a cumulative effect adjustment as of the earliest period presented or the optional transition method with a cumulative effect adjustment recorded as of the beginning of the fiscal year of adoption. Early adoption is permitted.

Upon adoption, the Company expects to apply the optional transition method and record a right-of-use asset and liability of approximately $400 million related to existing operating leases. Any new lease arrangements and/or significant modifications entered into subsequent to the adoption date will be accounted for in accordance with the new standard.

ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces the existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current U.S. GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).
		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3.	INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,397	$1,380	$194	$18,583	$0
Obligations of U.S. states and their political subdivisions	9,363	449	61	9,751	0
Foreign government bonds	5,108	184	134	5,158	0
U.S. corporate public securities	65,820	2,483	2,232	66,071	(2)
U.S. corporate private securities(1)	23,996	642	381	24,257	0
Foreign corporate public securities	15,335	506	469	15,372	(3)
Foreign corporate private securities	22,124	223	1,151	21,196	0
Asset-backed securities(2)	11,214	150	62	11,302	(157)
Commercial mortgage-backed securities	12,667	89	168	12,588	0
Residential mortgage-backed securities(3)	2,172	34	32	2,174	(1)
Total fixed maturities, available-for-sale(1)	$185,196	$6,140	$4,884	$186,452	$(163)
__________

(1)	Excludes notes with amortized cost of $5,566 million (fair value, $5,566 million), which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $309 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$13,243	$1,769	$94	$14,918	$0
Obligations of U.S. states and their political subdivisions	8,879	860	6	9,733	0
Foreign government bonds	3,996	334	19	4,311	0
U.S. corporate public securities	63,623	6,173	271	69,525	(9)
U.S. corporate private securities(1)	24,117	1,290	104	25,303	0
Foreign corporate public securities	13,157	1,199	72	14,284	(5)
Foreign corporate private securities	20,618	937	322	21,233	0
Asset-backed securities(2)	10,673	243	4	10,912	(231)
Commercial mortgage-backed securities	11,805	212	78	11,939	0
Residential mortgage-backed securities(3)	2,468	69	9	2,528	(2)
Total fixed maturities, available-for-sale(1)	$172,579	$13,086	$979	$184,686	$(247)
__________

(1)	Excludes notes with amortized cost of $3,860 million (fair value, $3,860 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $492 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,467	$13	$3,183	$181	$4,650	$194
Obligations of U.S. states and their political subdivisions	1,677	24	968	37	2,645	61
Foreign government bonds	1,542	56	1,037	78	2,579	134
U.S. corporate public securities	27,797	1,317	10,464	915	38,261	2,232
U.S. corporate private securities	5,998	159	5,921	222	11,919	381
Foreign corporate public securities	6,227	271	2,484	198	8,711	469
Foreign corporate private securities	11,253	658	4,073	493	15,326	1,151
Asset-backed securities	7,244	56	632	6	7,876	62
Commercial mortgage-backed securities	1,658	12	4,551	156	6,209	168
Residential mortgage-backed securities	221	1	1,005	31	1,226	32
Total	$65,084	$2,567	$34,318	$2,317	$99,402	$4,884

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,409	$23	$1,492	$71	$3,901	$94
Obligations of U.S. states and their political subdivisions	31	0	287	6	318	6
Foreign government bonds	1,000	11	178	8	1,178	19
U.S. corporate public securities	4,987	75	4,624	196	9,611	271
U.S. corporate private securities	2,705	40	1,463	64	4,168	104
Foreign corporate public securities	1,270	11	1,106	61	2,376	72
Foreign corporate private securities	994	16	5,075	306	6,069	322
Asset-backed securities	533	1	292	3	825	4
Commercial mortgage-backed securities	2,172	13	2,033	65	4,205	78
Residential mortgage-backed securities	540	3	263	6	803	9
Total	$16,641	$193	$16,813	$786	$33,454	$979

As of December 31, 2018 and 2017, the gross unrealized losses on fixed maturity securities were composed of $4,166 million and $726 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $718 million and $253 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2018, the $2,317 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the utility, consumer non-cyclical and finance sectors. As of December 31, 2017, the $786 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the energy, utility and consumer non-cyclical sectors and in U.S. government bonds. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2018 or 2017. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2018, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2018
	Amortized Cost	Fair Value
	(in millions)
Fixed maturities, available-for-sale:
Due in one year or less	$5,746	$5,731
Due after one year through five years	33,147	33,007
Due after five years through ten years	33,738	33,805
Due after ten years(1)	86,512	87,845
Asset-backed securities	11,214	11,302
Commercial mortgage-backed securities	12,667	12,588
Residential mortgage-backed securities	2,172	2,174
Total	$185,196	$186,452
__________

(1)	Excludes notes with amortized cost of $5,566 million (fair value, $5,566 million), which have been offset with the associated payables under a netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$28,387	$25,816	$19,169
Proceeds from maturities/prepayments	15,598	17,301	13,435
Gross investment gains from sales and maturities	545	579	370
Gross investment losses from sales and maturities	(572)	(184)	(398)
OTTI recognized in earnings(2)	(259)	(248)	(209)
__________

(1)	Includes $(256) million, $210 million and $25 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2018	2017
	(in millions)
Credit loss impairments:
Balance, beginning of period	$311	$333
New credit loss impairments	0	9
Additional credit loss impairments on securities previously impaired	0	10
Increases due to the passage of time on previously recorded credit losses	10	15
Reductions for securities which matured, paid down, prepaid or were sold during the period	(159)	(40)
Reductions for securities impaired to fair value during the period(1)	(23)	(12)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(4)	(4)
Balance, end of period	$135	$311
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Assets Supporting Experience-Rated Contractholder Liabilities

The following table sets forth the composition of “Assets supporting experience-rated contractholder liabilities,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$215	$215	$245	$245
Fixed maturities:
Corporate securities	13,169	13,028	13,727	13,983
Commercial mortgage-backed securities	2,346	2,324	2,294	2,311
Residential mortgage-backed securities(1)	828	811	961	966
Asset-backed securities(2)	1,649	1,665	1,363	1,392
Foreign government bonds	354	346	356	349
U.S. government authorities and agencies and obligations of U.S. states	383	423	202	250
Total fixed maturities	18,729	18,597	18,903	19,251
Equity securities	1	1	4	4
Total assets supporting experience-rated contractholder liabilities	$18,945	$18,813	$19,152	$19,500
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from assets supporting experience-rated contractholder liabilities still held at period end, recorded within “Other income (loss),” was $(480) million, $175 million and $57 million during the years ended December 31, 2018, 2017 and 2016, respectively.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $(699) million during the year ended December 31, 2018. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)", was $(333) million and $158 million during the years ended December 31, 2017 and 2016.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$9,774	22.1%	$9,782	23.0%
Retail	6,628	15.1	6,701	15.7
Apartments/Multi-Family	11,351	25.7	10,969	25.8
Industrial	8,527	19.3	7,210	16.9
Hospitality	1,556	3.5	1,681	3.9
Other	3,055	6.9	3,090	7.3
Total commercial mortgage loans	40,891	92.6	39,433	92.6
Agricultural property loans	3,263	7.4	3,146	7.4
Total commercial mortgage and agricultural property loans by property type	44,154	100.0%	42,579	100.0%
Allowance for credit losses	(98)		(79)
Total net commercial mortgage and agricultural property loans by property type	44,056		42,500
Other loans:
Uncollateralized loans	58		52
Residential property loans	0		0
Other collateralized loans	15		0
Total other loans	73		52
Allowance for credit losses	0		0
Total net other loans	73		52
Total commercial mortgage and other loans	$44,129		$42,552

As of December 31, 2018, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (27%), Texas (9%) and New York (8%)) and included loans secured by properties in Europe (8%).

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Balance at December 31, 2015	$83	$2	$0	$0	$0	$85
Addition to (release of) allowance for credit losses	(5)	0	0	0	0	(5)
Balance at December 31, 2016	78	2	0	0	0	80
Addition to (release of) allowance for credit losses	(1)	0	0	0	0	(1)
Balance at December 31, 2017	77	2	0	0	0	79
Addition to (release of) allowance for credit losses	19	0	0	0	0	19
Balance at December 31, 2018	$96	$2	$0	$0	$0	$98

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$19	$0	$0	$0	$0	$19
Collectively evaluated for impairment	77	2	0	0	0	79
Total ending balance(1)	$96	$2	$0	$0	$0	$98
Recorded investment(2):
Individually evaluated for impairment	$66	$31	$0	$0	$0	$97
Collectively evaluated for impairment	40,825	3,232	0	15	58	44,130
Total ending balance(1)	$40,891	$3,263	$0	$15	$58	$44,227
__________

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$7	$0	$0	$0	$0	$7
Collectively evaluated for impairment	70	2	0	0	0	72
Total ending balance(1)	$77	$2	$0	$0	$0	$79
Recorded investment(2):
Individually evaluated for impairment	$73	$34	$0	$0	$0	$107
Collectively evaluated for impairment	39,360	3,112	0	0	52	42,524
Total ending balance(1)	$39,433	$3,146	$0	$0	$52	$42,631
__________

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$22,835	$408	$147	$23,390
60%-69.99%	11,724	428	0	12,152
70%-79.99%	4,367	599	41	5,007
80% or greater	194	116	32	342
Total commercial mortgage loans	$39,120	$1,551	$220	$40,891

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Agricultural property loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,948	$194	$57	$3,199
60%-69.99%	64	0	0	64
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$3,012	$194	$57	$3,263

Total commercial mortgage and agricultural property loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$25,783	$602	$204	$26,589
60%-69.99%	11,788	428	0	12,216
70%-79.99%	4,367	599	41	5,007
80% or greater	194	116	32	342
Total commercial mortgage and agricultural property loans	$42,132	$1,745	$277	$44,154

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,776	$521	$240	$24,537
60%-69.99%	9,456	385	77	9,918
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage loans	$37,585	$1,411	$437	$39,433

Agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,936	$167	$3	$3,106
60%-69.99%	40	0	0	40
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,976	$167	$3	$3,146

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$26,712	$688	$243	$27,643
60%-69.99%	9,496	385	77	9,958
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage and agricultural property loans	$40,561	$1,578	$440	$42,579

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$40,891	$0	$0	$0	$0	$40,891	$66
Agricultural property loans	3,249	0	0	14	14	3,263	18
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	15	0	0	0	0	15	0
Uncollateralized loans	58	0	0	0	0	58	0
Total	$44,213	$0	$0	$14	$14	$44,227	$84
__________

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$39,433	$0	$0	$0	$0	$39,433	$71
Agricultural property loans	3,144	0	0	2	2	3,146	23
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	52	0	0	0	0	52	0
Total	$42,629	$0	$0	$2	$2	$42,631	$94
__________

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
LPs/LLCs:
Equity method:
Private equity	$3,220	$2,948
Hedge funds	1,324	903
Real estate-related	1,010	776
Subtotal equity method	5,554	4,627
Fair value:
Private equity	1,670	1,308
Hedge funds	1,410	1,545
Real estate-related	278	233
Subtotal fair value(1)	3,358	3,086
Total LPs/LLCs	8,912	7,713
Real estate held through direct ownership	1,430	1,524
Derivative instruments	1,646	2,015
Other(2)	642	615
Total other invested assets(3)	$12,630	$11,867
__________

(1)	As of December 31, 2017, $1,541 million was accounted for using the cost method.

(2)
Primarily includes leveraged leases, and member and activity stock held in the Federal Home Loan Banks of New York and Boston. For additional information regarding the Company’s holdings in the Federal Home Loan Banks of New York and Boston, see Note 16.

(3)	Prior period amounts have been reclassified to conform to current period presentation. For additional information, see Note 2.

Equity Method Investments
The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are described in more detail in Note 9. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2018	2017
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$70,763	$56,432
Total liabilities(2)	$8,293	$15,225
Partners’ capital	62,470	41,207
Total liabilities and partners’ capital	$70,763	$56,432
Total liabilities and partners’ capital included above	$4,913	$4,122
Equity in LP/LLC interests not included above	648	614
Carrying value	$5,561	$4,736
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2018	2017	2016
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,809	$5,736	$4,956
Total expenses(2)	(3,222)	(2,300)	(1,995)
Net earnings (losses)	$2,587	$3,436	$2,961
Equity in net earnings (losses) included above	$93	$286	$127
Equity in net earnings (losses) of LP/LLC interests not included above	39	142	86
Total equity in net earnings (losses)	$132	$428	$213
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities, available-for-sale(1)	$7,763	$7,318	$6,886
Fixed maturities, held-to-maturity(1)	200	188	168
Fixed maturities, trading	53	37	32
Assets supporting experience-rated contractholder liabilities, at fair value	674	695	721
Equity securities, at fair value	61	228	233
Commercial mortgage and other loans	1,850	1,843	1,881
Policy loans	472	477	487
Short-term investments and cash equivalents	182	109	68
Other invested assets	539	1,026	678
Gross investment income	11,794	11,921	11,154
Less: investment expenses	(912)	(756)	(660)
Net investment income(2)	$10,882	$11,165	$10,494
__________

(1)
Includes income on credit-linked notes which are reported on the same financial statement line items as related surplus notes, as conditions are met for right to offset. See Note 16 for additional information.

(2)	Prior period amounts have been reclassified to conform to current period presentation.

The carrying value of non-income producing assets included $145 million in fixed maturities, available-for-sale, $18 million in assets supporting experience-rated contractholder liabilities and less than $1 million in other invested assets as of December 31, 2018. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities(1)	$(286)	$147	$(237)
Equity securities(2)	0	526	276
Commercial mortgage and other loans	(21)	(3)	28
Investment real estate	83	5	15
LPs/LLCs	17	(23)	(94)
Derivatives(3)	272	(371)	918
Other	1	(1)	0
Realized investment gains (losses), net	$66	$280	$906
__________

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income (loss).”

(3)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2018	2017	2016
	(in millions)
Fixed maturity securities, available-for-sale—with OTTI	$146	$245	$234
Fixed maturity securities, available-for-sale—all other	1,197	11,862	5,196
Equity securities, available-for-sale(1)	0	1,083	1,416
Derivatives designated as cash flow hedges(2)	826	(15)	1,287
Other investments(3)	64	136	57
Net unrealized gains (losses) on investments	$2,233	$13,311	$8,190
__________

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income (loss).”

(2)	See Note 5 for more information on cash flow hedges.

(3)	Includes net unrealized gains on affiliated notes receivable and certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$975	$8,614	$9,589	$911	$7,349	$8,260
U.S. corporate public securities	19	0	19	1	0	1
Foreign corporate public securities	0	0	0	0	0	0
Residential mortgage-backed securities	0	342	342	0	139	139
Total securities sold under agreements to repurchase(1)	$994	$8,956	$9,950	$912	$7,488	$8,400
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of “Cash collateral for loaned securities” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$0	$105	$87	$35	$122
Obligations of U.S. states and their political subdivisions	88	0	88	103	0	103
Foreign government bonds	325	0	325	325	0	325
U.S. corporate public securities	2,562	0	2,562	2,954	0	2,954
Foreign corporate public securities	693	0	693	655	0	655
Residential mortgage-backed securities	0	0	0	0	0	0
Equity securities	155	0	155	177	0	177
Total cash collateral for loaned securities(1)	$3,928	$0	$3,928	$4,301	$35	$4,336
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Fixed maturities(1)	$13,975	$13,354
Assets supporting experience-rated contractholder liabilities	123	380
Separate account assets	2,811	2,992
Equity securities	152	172
Total securities pledged(2)	$17,061	$16,898
__________

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Prior period amounts have been reclassified to conform to current period presentation.

The following table sets forth the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Securities sold under agreements to repurchase	$9,950	$8,400
Cash collateral for loaned securities	3,928	4,336
Separate account liabilities	2,867	3,064
Policyholders’ account balances(1)	0	436
Total liabilities supported by the pledged collateral	$16,745	$16,236
__________

(1)	Represents amounts supporting outstanding funding agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $5,175 million as of December 31, 2018 (the largest components of which included $1,428 million of securities and $3,747 million of cash from OTC derivative counterparties) and $5,373 million as of December 31, 2017 (the largest components of which included $1,331 million of securities and $4,042 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.

Assets on Deposit, Held in Trust, and Restricted as to Sale

The following table provides assets on deposit, assets held in trust, and securities restricted as to sale, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Assets on deposit with governmental authorities or trustees	$18	$19
Assets held in voluntary trusts(1)	609	606
Assets held in trust related to reinsurance and other agreements(2)	20,764	16,979
Securities restricted as to sale(3)	40	59
Total assets on deposit, assets held in trust and securities restricted as to sale	$21,431	$17,663
 __________

(1)	Represents assets held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

(2)
Represents assets held in trust related to reinsurance agreements excluding reinsurance agreements between wholly-owned subsidiaries. Assets valued at $8.6 billion and $9.2 billion were held in trust related to reinsurance agreements between wholly-owned subsidiaries as of December 31, 2018 and 2017, respectively.

(3)	Includes member and activity-based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.

4.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31,
	2018	2017
	(in millions)
Assets supporting experience-rated contractholder liabilities	$8	$9
Total assets of consolidated VIEs(1)	$8	$9
Other liabilities	0	0
Total liabilities of consolidated VIEs	$0	$0
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See “Adoption of ASU 2016-01” in Note 2 for details.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $65 million and $87 million at December 31, 2018 and 2017, respectively. These investments are reflected in “Fixed maturities, available-for-sale,” “Fixed maturities, trading,” “Equity securities” and “Other invested assets.” There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in LPs/LLCs, which include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other invested assets” and its maximum exposure to loss associated with these entities was $8,912 million and $7,713 million as of December 31, 2018 and 2017, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 3 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

5.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate (“LIBOR”), plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps to gain exposure similar to investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost-effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells certain products (for example, variable annuities), which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic GICs, through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $1,647 million and $2,015 million as of December 31, 2018 and 2017, respectively, and total derivative liabilities of $420 million and $1,568 million as of December 31, 2018 and 2017, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018			December 31, 2017
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,886	$302	$(65)	$3,052	$256	$(86)
Interest Rate Forwards	600	26	0	0	0	0
Foreign Currency
Foreign Currency Forwards	415	23	0	336	0	(3)
Currency/Interest Rate
Foreign Currency Swaps	18,339	1,386	(277)	15,679	707	(635)
Total Qualifying Hedges	$23,240	$1,737	$(342)	$19,067	$963	$(724)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$232,058	$8,160	$(7,283)	$259,582	$10,238	$(8,778)
Interest Rate Futures	12,529	18	0	21,822	16	(1)
Interest Rate Options	43,365	397	(454)	36,212	353	(378)
Interest Rate Forwards	2,632	57	(57)	0	0	0
Foreign Currency
Foreign Currency Forwards	64,475	737	(711)	75,678	790	(821)
Foreign Currency Options	3	0	0	118	0	0
Currency/Interest Rate
Foreign Currency Swaps	30,799	1,585	(1,278)	30,852	1,574	(1,582)
Credit
Credit Default Swaps	5,238	33	(23)	1,368	21	(5)
Equity
Equity Futures	266	0	(1)	37	0	0
Equity Options	85,656	802	(830)	70,067	910	(836)
Total Return Swaps	32,477	1,185	(1,117)	30,017	375	(378)
Synthetic GICs	79,215	2	0	77,290	0	(1)
Total Non-Qualifying Derivatives	$588,713	$12,976	$(11,754)	$603,043	$14,277	$(12,780)
Total Derivatives(1)	$611,953	$14,713	$(12,096)	$622,110	$15,240	$(13,504)
__________

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $5,924 million and $5,604 million as of December 31, 2018 and 2017, respectively, primarily included in “Future policy benefits.”

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income; (ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules; and (iii) synthetic GIC, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$14,711	$(13,036)	$1,675	$(679)	$996
Securities purchased under agreement to resell	307	0	307	(307)	0
Total assets	$15,018	$(13,036)	$1,982	$(986)	$996
Offsetting of Financial Liabilities:
Derivatives(1)	$12,096	$(11,665)	$431	$53	$484
Securities sold under agreement to repurchase	9,950	0	9,950	(9,950)	0
Total liabilities	$22,046	$(11,665)	$10,381	$(9,897)	$484

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$15,239	$(13,183)	$2,056	$(672)	$1,384
Securities purchased under agreement to resell	233	0	233	(233)	0
Total assets	$15,472	$(13,183)	$2,289	$(905)	$1,384
Offsetting of Financial Liabilities:
Derivatives(1)	$13,501	$(11,903)	$1,598	$(447)	$1,151
Securities sold under agreement to repurchase	8,400	0	8,400	(8,400)	0
Total liabilities	$21,901	$(11,903)	$9,998	$(8,847)	$1,151
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Policyholders’ Benefits	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(65)	$(9)	$0	$0	$(65)	$35	$0
Total fair value hedges	(65)	(9)	0	0	(65)	35	0
Cash flow hedges
Interest Rate	0	0	0	(1)	0	0	32
Currency	0	0	0	0	0	0	20
Currency/Interest Rate	0	193	243	0	0	0	789
Total cash flow hedges	0	193	243	(1)	0	0	841
Net investment hedges
Currency	0	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(282)	0	0	0	0	0	0
Currency	158	0	0	0	0	0	0
Currency/Interest Rate	477	0	3	0	0	0	0
Credit	(55)	0	0	0	0	0	0
Equity	42	0	0	0	0	0	0
Embedded Derivatives	14	0	0	0	0	0	0
Total non-qualifying hedges	354	0	3	0	0	0	0
Total	$289	$184	$246	$(1)	$(65)	$35	$841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$16	$(19)	$0	$0	$(1)	$0
Total fair value hedges	16	(19)	0	0	(1)	0
Cash flow hedges
Interest Rate	0	0	0	(2)	0	7
Currency	0	0	0	0	0	(3)
Currency/Interest Rate	0	174	(292)	0	0	(1,306)
Total cash flow hedges	0	174	(292)	(2)	0	(1,302)
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	596	0	0	0	0	0
Currency	(171)	0	0	0	0	0
Currency/Interest Rate	(356)	0	(5)	0	0	0
Credit	8	0	0	0	0	0
Equity	(390)	0	0	0	0	0
Embedded Derivatives	(60)	0	0	0	0	0
Total non-qualifying hedges	(373)	0	(5)	0	0	0
Total	$(357)	$155	$(297)	$(2)	$(1)	$(1,303)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$26	$(31)	$0	$0	$0	$0
Total fair value hedges	26	(31)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(4)
Currency/Interest Rate	0	120	260	0	0	140
Total cash flow hedges	0	120	260	(3)	0	136
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	286	0	0	0	0	0
Currency	73	0	0	0	0	0
Currency/Interest Rate	194	0	3	0	0	0
Credit	36	0	0	0	0	0
Equity	(192)	0	0	0	0	0
Embedded Derivatives	518	0	0	0	0	0
Total non-qualifying hedges	915	0	3	0	0	0
Total	$941	$89	$263	$(3)	$0	$135
__________

(1)	Amounts deferred in AOCI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For the years ended December 31, 2018, 2017, and 2016, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in millions)
Balance, December 31, 2015	$1,151
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	578
Amount reclassified into current period earnings	(442)
Balance, December 31, 2016	1,287
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(1,327)
Amount reclassified into current period earnings	25
Balance, December 31, 2017	(15)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2018	1,356
Amount reclassified into current period earnings	(515)
Balance, December 31, 2018	$826

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2018 values, it is estimated that a pre-tax gain of approximately $258 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2019, offset by amounts pertaining to the hedged items.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of future cash flows from forecasted transactions denominated in foreign currencies, the purchases of invested assets, and the receipt or payment of variable interest on existing financial instruments. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 5 years.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $116 million in 2018, $116 million in 2017, and $117 million in 2016, respectively.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $115 million and $170 million as of December 31, 2018 and 2017, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $2 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $65 million in NAIC 2, $4 million in NAIC 3 and $10 million NAIC 4. The Company has also written credit protection on certain index reference and had outstanding notional amounts of $4,978 million and $1,020 million, as of December 31, 2018 and 2017, respectively. These credit derivatives are reported at fair value as an asset of $10 million and $19 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $5 million in NAIC 2, $4,408 million in NAIC 3, $5 million in NAIC 4 and $510 million NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 2 years, while the credit protection on the index references have maturities of less than 29 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2018 and 2017, the Company had $145 million and $178 million of outstanding notional amounts, reported at fair value as a liability of $1 million and $5 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2018, there were no net liability derivative positions with counterparties with credit risk-related contingent features; as such, all derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

6.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$18,510	$73	$	$18,583
Obligations of U.S. states and their political subdivisions	0	9,746	5		9,751
Foreign government bonds	0	5,145	13		5,158
U.S. corporate public securities	0	65,999	72		66,071
U.S. corporate private securities(2)	0	22,589	1,668		24,257
Foreign corporate public securities	0	15,356	16		15,372
Foreign corporate private securities	0	20,556	640		21,196
Asset-backed securities(3)	0	10,455	847		11,302
Commercial mortgage-backed securities	0	12,575	13		12,588
Residential mortgage-backed securities	0	2,172	2		2,174
Subtotal	0	183,103	3,349		186,452
Assets supporting experience-rated contractholder liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	227	0		227
Obligations of U.S. states and their political subdivisions	0	196	0		196
Foreign government bonds	0	121	225		346
Corporate securities	0	12,584	444		13,028
Asset-backed securities(3)	0	1,516	149		1,665
Commercial mortgage-backed securities	0	2,324	0		2,324
Residential mortgage-backed securities	0	811	0		811
Equity securities	0	0	1		1
All other(5)	0	215	0		215
Subtotal	0	17,994	819		18,813
Fixed maturities, trading	0	1,726	40		1,766
Equity securities	2,008	583	307		2,898
Other invested assets(6)	19	14,690	2	(13,036)	1,675
Short-term investments	362	2,063	89		2,514
Cash equivalents	914	3,089	77		4,080
Other assets	0	0	0		0
Reinsurance recoverables - affiliated	0	0	5,096		5,096
Reinsurance recoverables - unaffiliated	0	0	15		15
Due from parent and affiliates	0	2,437	100		2,537
Separate account assets(7)(8)	35,872	181,731	1,534		219,137
Total assets	$39,175	$407,416	$11,428	$(13,036)	$444,983
Future policy benefits(9)	$0	$0	$5,897	$	$5,897
Other liabilities	1	5,376	13	(5,278)	112
Due to parent and affiliates	0	6,708	0	(6,387)	321
Total liabilities	$1	$12,084	$5,910	$(11,665)	$6,330

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$14,871	$47	$	$14,918
Obligations of U.S. states and their political subdivisions	0	9,728	5		9,733
Foreign government bonds	0	4,285	26		4,311
U.S. corporate public securities	0	69,508	17		69,525
U.S. corporate private securities(2)	0	23,534	1,769		25,303
Foreign corporate public securities	0	14,252	32		14,284
Foreign corporate private securities	0	20,637	596		21,233
Asset-backed securities(3)	0	5,370	5,542		10,912
Commercial mortgage-backed securities	0	11,926	13		11,939
Residential mortgage-backed securities	0	2,525	3		2,528
Subtotal	0	176,636	8,050		184,686
Assets supporting experience-rated contractholder liabilities(4):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	208	0		208
Foreign government bonds	0	126	223		349
Corporate securities	0	13,521	462		13,983
Asset-backed securities(3)	0	670	722		1,392
Commercial mortgage-backed securities	0	2,311	0		2,311
Residential mortgage-backed securities	0	965	1		966
Equity securities	0	0	4		4
All other(5)	25	105	7		137
Subtotal	25	17,948	1,419		19,392
Fixed maturities, trading(4)	0	1,481	37		1,518
Equity securities(4)	2,866	542	346		3,754
Other invested assets(4)(6)	16	15,181	1	(13,183)	2,015
Short-term investments	1,529	1,394	7		2,930
Cash equivalents	619	4,348	0		4,967
Other assets	0	1	0		1
Reinsurance recoverables - affiliated	0	0	4,973		4,973
Reinsurance recoverables - unaffiliated	0	0	13		13
Due from parent and affiliates	0	2,629	100		2,729
Separate account assets(7)(8)	41,761	195,699	2,122		239,582
Total assets	$46,816	$415,859	$17,068	$(13,183)	$466,560
Future policy benefits(9)	$0	$0	$5,768	$	$5,768
Other liabilities	1	5,942	50	(5,307)	686
Due to parent and affiliates	0	7,524	0	(6,596)	928
Total liabilities	$1	$13,466	$5,818	$(11,903)	$7,382
__________

(1)
“Netting” amounts represent cash collateral of $1,371 million and $1,280 million as of December 31, 2018 and 2017, respectively. and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Excludes notes with both fair value and carrying amount of $5,566 million and $3,860 million as of December 31, 2018 and 2017, respectively, which have been offset with the associated payables under a netting agreement.

(3)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(4)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(5)	All other represents cash equivalents and short-term investments.

(6)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2018 and 2017, the fair values of such investments were $3,358 million and $1,545 million respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and other invested assets. At December 31, 2018 and 2017, the fair value of such investments were $25,838 million and $26,151 million, respectively.

(8)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(9)
As of December 31, 2018, the net embedded derivative liability position of $5.9 billion includes $0.6 billion of embedded derivatives in an asset position and $6.5 billion of embedded derivatives in a liability position. As of December 31, 2017, the net embedded derivative liability position of $5.8 billion includes $0.8 billion of embedded derivatives in an asset position and $6.6 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2018 and 2017, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including but not limited to observed prices and spreads for similar publicly-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Assets Supporting Experience-Rated Contractholder Liabilities—Assets supporting experience-rated contractholder liabilities consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Invested Assets—Other invested assets primarily include investments in LPs/LLCs, derivatives and certain limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Assets supporting experience-rated contractholder liabilities,” or “Other invested assets,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities, real estate and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Commercial Mortgage and Other Loans.”

Other Liabilities—Other liabilities include certain derivative instruments, including embedded derivatives associated with certain Policyholders’ account balances. The fair values are primarily determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates—Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

 Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,163	Discounted cash flow	Discount rate	3.51%		-	20.00%		9.14%		Decrease
		Market comparables	EBITDA multiples(3)	8.5	X	-	8.5	X	8.5	X	Increase
		Liquidation	Liquidation value	11.77%		-	43.00%		30.33%		Increase
Separate account assets-commercial mortgage loans(4)	$785	Discounted cash flow	Spread	1.12%		-	2.55%		1.29%		Decrease
Reinsurance recoverables - affiliated	$5,096	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,897	Discounted cash flow	Lapse rate(6)	1%		-	13%				Decrease
			Spread over LIBOR(7)	0.36%		-	1.60%				Decrease
			Utilization rate(8)	50%		-	97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		-	15%				Decrease
			Equity volatility curve	18%		-	22%				Increase

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,148	Discounted cash flow	Discount rate	2.68%	-	22.23%	7.75%	Decrease
		Liquidation	Liquidation value	13.10%	-	25.00%	14.68%	Increase
Separate account assets-commercial mortgage loans(4)	$821	Discounted cash flow	Spread	1.08%	-	2.78%	1.20%	Decrease
Reinsurance recoverables - affiliated	$4,973	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,768	Discounted cash flow	Lapse rate(6)	1%	-	12%		Decrease
			Spread over LIBOR(7)	0.12%	-	1.10%		Decrease
			Utilization rate(8)	52%	-	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	-	14%		Decrease
			Equity volatility curve	13%	-	24%		Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, assets supporting experience-rated contractholder liabilities and fixed maturities, trading.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2018 and 2017, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Changes in Level 3 Assets and Liabilities––The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. During the second quarter of 2018, $4,444 million of investments in collateralized loan obligations (“CLOs”) reported as “Asset-backed securities” were transferred from Level 3 to Level 2 as market activity, liquidity and overall observability of valuation inputs of CLOs have increased.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2018(1)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(6)
	(in millions)
Fixed maturities, available-for-sale:
U.S. government	$47	$0	$26	$0	$0	$0	$0	$0	$0	$73	$0
U.S. states	5	0	0	0	0	0	0	0	0	5	0
Foreign government	26	(2)	5	0	0	0	0	15	(31)	13	0
Corporate securities(1)	2,414	(92)	880	(23)	0	(920)	(20)	391	(234)	2,396	(53)
Structured securities(2)	5,558	(19)	2,329	(182)	0	(1,454)	1	1,081	(6,452)	862	0
Assets supporting experience-rated contractholder liabilities(5):
Foreign government	223	7	0	0	0	(5)	0	0	0	225	2
Corporate securities(1)	462	(35)	147	0	0	(179)	0	72	(23)	444	(37)
Structured securities(2)	723	(1)	98	0	0	(166)	0	33	(538)	149	(2)
Equity securities	4	1	0	(4)	0	0	0	0	0	1	0
All other activity	7	(1)	90	(3)	0	(93)	0	0	0	0	0
Other assets:
Fixed maturities, trading(5)	37	7	1	0	0	(3)	0	0	(2)	40	6
Equity securities(5)	346	(2)	35	(48)	0	(5)	1	5	(25)	307	(11)
Other invested assets(5)	1	3	0	0	0	0	(2)	0	0	2	2
Short-term investments	7	0	287	0	0	(201)	(4)	0	0	89	(1)
Cash equivalents	0	(1)	95	(2)	0	(15)	0	0	0	77	0
Reinsurance recoverables - affiliated	4,973	(678)	801	0	0	0	0	0	0	5,096	(486)
Reinsurance recoverables - unaffiliated	13	(34)	36	0	0	0	0	0	0	15	(34)
Due from parent and affiliates	100	(1)	0	0	0	0	0	348	(347)	100	0
Separate account assets(3)	2,122	(64)	587	(36)	0	(358)	0	287	(1,004)	1,534	(52)
Liabilities:
Future policy benefits	(5,768)	819	0	0	(948)	0	0	0	0	(5,897)	597
Other liabilities	(50)	26	0	0	0	10	1	0	0	(13)	27

	Year Ended December 31, 2018(1)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(23)	$0	$0	$(106)	$16	$(53)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(37)	0	0	8	0	(37)	0
Other assets:
Fixed maturities, trading(5)	0	6	0	0	1	0	6	0
Equity securities(5)	0	(2)	0	0	0	0	(11)	0
Other invested assets(5)	3	0	0	0	0	2	0	0
Short-term investments	0	0	0	0	0	(1)	0	0
Cash equivalents	(1)	0	0	0	0	0	0	0
Reinsurance recoverables - affiliated	(678)	0	0	0	0	(486)	0	0
Reinsurance recoverables - unaffiliated	(34)	0	0	0	0	(34)	0	0
Due from parent and affiliates	0	0	0	(1)	0	0	0	0
Separate account assets(3)	0	0	(66)	0	2	0	0	(52)
Liabilities:
Future policy benefits	819	0	0	0	0	597	0	0
Other liabilities	26	0	0	0	0	27	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(6)
	(in millions)
Fixed maturities, available-for-sale:
U.S. government	$0	$0	$38	$0	$0	$0	$9	$0	$0	$47	$0
U.S. states	5	0	7	0	0	0	0	0	(7)	5	0
Foreign government	2	2	0	0	0	0	0	36	(14)	26	0
Corporate securities(1)	1,731	(99)	417	(134)	0	(591)	(31)	1,328	(207)	2,414	(146)
Structured securities(2)	3,930	92	4,234	(524)	0	(2,511)	(2)	3,478	(3,139)	5,558	0
Assets supporting experience-rated contractholder liabilities(5)
Foreign government	227	0	0	0	0	(4)	0	0	0	223	(5)
Corporate securities(1)	154	(31)	123	(2)	0	(114)	(3)	353	(18)	462	(33)
Structured securities(2)	290	4	614	(19)	0	(318)	0	548	(396)	723	4
Equity securities	0	0	0	0	0	0	4	0	0	4	0
All other activity	0	0	46	0	0	(39)	0	0	0	7	0
Other assets:
Fixed maturities, trading(5)	10	3	1	0	0	(38)	4	83	(26)	37	2
Equity securities(5)	297	25	19	(13)	0	(4)	18	38	(34)	346	34
Other invested assets(5)	6	0	0	0	0	0	(5)	0	0	1	0
Short-term investments	0	0	30	0	0	(23)	0	0	0	7	0
Cash equivalents	0	2	93	0	0	(99)	0	4	0	0	0
Reinsurance recoverables - affiliated	4,607	(401)	767	0	0	0	0	0	0	4,973	(263)
Reinsurance recoverables - unaffiliated	0	(20)	33	0	0	0	0	0	0	13	(21)
Due from parent and affiliates	845	0	100	0	0	(500)	0	0	(345)	100	0
Separate account assets(3)	1,849	83	1,121	(97)	0	(725)	0	353	(462)	2,122	78
Liabilities:
Future policy benefits	(5,341)	480	0	0	(907)	0	0	0	0	(5,768)	314
Other liabilities	(22)	(37)	0	0	0	4	5	0	0	(50)	(37)

	Year Ended December 31, 2017(7)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(20)	$0	$0	$(5)	$20	$(146)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(35)	0	0	8	0	(34)	0
Other assets:
Fixed maturities, trading(5)	0	2	0	0	1	0	2	0
Equity securities(5)	(2)	23	0	4	0	(4)	38	0
Other invested assets(5)	0	0	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	2	0	0	0
Reinsurance recoverables - affiliated	(401)	0	0	0	0	(263)	0	0
Reinsurance recoverables - unaffiliated	(20)	0	0	0	0	(21)	0	0
Due from parent and affiliates	0	0	0	0	0	0	0	0
Separate account assets(3)	0	0	81	0	2	0	0	78
Liabilities:
Future policy benefits	480	0	0	0	0	314	0	0
Other liabilities	(37)	0	0	0	0	(37)	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2016, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2016.

	Year Ended December 31, 2016(7)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(111)	$0	$0	$63	$19	$(115)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(18)	0	0	5	0	(17)	0
Other assets:
Fixed maturities, trading(5)	0	(4)	0	0	0	0	0
Equity securities(5)	50	14	0	(60)	0	0	13	0
Other invested assets(5)	(1)	0	0	0	0	(1)	0	0
Reinsurance recoverables - affiliated	(388)	0	0	0	0	3,923	0	0
Reinsurance recoverables - unaffiliated	(30)	0	0	0	0	(30)	0	0
Due from parent and affiliates	(1)	0	0	31	0	0	0	0
Separate account assets(3)	1	0	22	0	17	0	0	3
Liabilities:
Future policy benefits	1,034	0	0	0	0	815	0	0
Other liabilities	(8)	0	0	0	0	(9)	0	0
__________

(1)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other for the period ended December 31, 2018 and December 31, 2017 primarily represents reclassifications of certain assets between reporting categories.

(5)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(7)	Prior period amounts have been updated to conform to current period presentation.

Derivative Fair Value Information

The following tables present the balances of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying risk. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Other invested assets” or “Other liabilities” in the tables contained within the sections “—Assets and Liabilities by Hierarchy Level” and “—Changes in Level 3 Assets and Liabilities,” above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$18	$8,912	$2	$	$8,932
Currency	0	760	0		760
Credit	0	33	0		33
Currency/Interest Rate	0	2,971	0		2,971
Equity	0	1,987	0		1,987
Netting(1)				(13,036)	(13,036)
Total derivative assets	$18	$14,663	$2	$(13,036)	$1,647
Derivative liabilities:
Interest Rate	$0	$7,848	$0	$	$7,848
Currency	0	711	0		711
Credit	0	23	0		23
Currency/Interest Rate	0	1,555	0		1,555
Equity	1	1,947	0		1,948
Netting(1)				(11,665)	(11,665)
Total derivative liabilities	$1	$12,084	$0	$(11,665)	$420

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$16	$10,805	$0	$	$10,821
Currency	0	790	0		790
Credit	0	21	0		21
Currency/Interest Rate	0	2,281	0		2,281
Equity	0	1,284	1		1,285
Netting(1)				(13,183)	(13,183)
Total derivative assets	$16	$15,181	$1	$(13,183)	$2,015
Derivative liabilities:
Interest Rate	$1	$9,207	$3	$	$9,211
Currency	0	824	0		824
Credit	0	5	0		5
Currency/Interest Rate	0	2,217	0		2,217
Equity	0	1,214	0		1,214
Netting(1)				(11,903)	(11,903)
Total derivative liabilities	$1	$13,467	$3	$(11,903)	$1,568
__________

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreement.

Changes in Level 3 Derivative Assets and Liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2018(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$1	$0	$0	$0	$0	$0	$(1)	$0	$0	$0	$0
Net Derivative - Interest Rate	(3)	5	0	0	0	0	0	0	0	2	1

	Year Ended December 31, 2017(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(3)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$0	$0	$0	$0	$0	$0	$1	$0	$0	$1	$0
Net Derivative - Interest Rate	4	(7)	0	0	0	0	0	0	0	(3)	0

	Year Ended December 31, 2016(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(6)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$30	$0	$0	$0	$0	$0	$(30)	$0	$0	$0	$0
Net Derivative - Interest Rate	5	(1)	0	0	0	0	0	0	0	4	0
__________

(1)	Represents conversion of warrants to equity shares.

(2)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such positions still held at the end of the quarter.

(3)	Related to warrants received in restructuring a certain asset that resulted in reclassification of reporting category.

(4)	Total realized and unrealized gains (losses) as well as unrealized gains (losses) for assets still held at the end of the period are recorded in “Realized investment gains (losses), net.”

(5)	Prior period amounts have been updated to conform to current period presentation.

(6)	Related to private warrants reclassified from derivatives to trading securities.

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment). Assets included in the table are those that were impaired during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Realized investment gains (losses) net
Commercial mortgage loans(1):	$(12)	$(2)	$(5)
Cost method investments(2):	$0	$(28)	$(85)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2018	2017
	(in millions)
Carrying value as of period end
Commercial mortgage loans(1):	$47	$64
Cost method investments(2):	$0	$141
__________

(1)	Commercial mortgage loans are valued based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
Due to the adoption of ASU 2016-01 effective January 1, 2018, LPs/LLCs (formerly accounted for under the cost method) are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, these assets are no longer reported in this table because they are no longer carried at fair value on a non-recurring basis.

Fair Value Option

The fair value option allows the Company to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities. Changes in fair value are reflected in "Other income" for other invested assets.

The following tables present information regarding assets and liabilities where the fair value option has been elected.

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Assets:
Other invested assets(1):
Changes in fair value	$0	$117	$52

	Years Ended December 31,
	2018	2017
	(in millions)
Assets:
Other invested assets(1):
Fair value as of period end	$0	$1,545
__________

(1)	Effective January 1, 2018, LPs/LLCs are reported at fair value due to adoption of ASU 2016-01, which in prior period were reported at fair value option. See Note 2 for details.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2018(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Assets supporting experience-rated contractholder liabilities	$0	$0	$0	$0	$0
Commercial mortgage and other loans	0	0	44,255	44,255	44,129
Policy loans	0	0	8,645	8,645	8,645
Other invested assets	0	40	0	40	40
Other affiliated notes receivable	0	6,049	202	6,251	5,991
Short-term investments	325	16	0	341	341
Cash and cash equivalents	1,026	313	0	1,339	1,339
Accrued investment income	0	2,221	0	2,221	2,221
Reinsurance recoverables - affiliated	0	0	231	231	238
Reinsurance recoverables - unaffiliated	0	0	483	483	483
Due from parent and affiliates	0	252	0	252	252
Other assets	5	928	0	933	933
Total assets	$1,356	$9,819	$53,816	$64,991	$64,612
Liabilities:
Policyholders’ account balances—investment contracts	$0	$26,430	$39,038	$65,468	$65,375
Securities sold under agreements to repurchase	0	9,950	0	9,950	9,950
Cash collateral for loaned securities	0	3,928	0	3,928	3,928
Short-term debt	0	979	659	1,638	1,597
Long-term debt(3)	0	6,248	1,298	7,546	7,247
Reinsurance payables - unaffiliated	0	0	510	510	510
Other liabilities	0	3,521	0	3,521	3,521
Due to parent and affiliates	0	155	0	155	155
Separate account liabilities—investment contracts	0	66,914	26,022	92,936	92,936
Total liabilities	$0	$118,125	$67,527	$185,652	$185,219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Assets supporting experience-rated contractholder liabilities	$58	$50	$0	$108	$108
Commercial mortgage and other loans	0	0	43,563	43,563	42,552
Policy loans	0	0	8,674	8,674	8,674
Other affiliated notes receivable	0	6,690	210	6,900	5,953
Short-term investments	785	16	0	801	801
Cash and cash equivalents	2,122	173	0	2,295	2,295
Accrued investment income	0	2,156	0	2,156	2,156
Reinsurance recoverables - affiliated	0	0	234	234	237
Reinsurance recoverables - unaffiliated	0	0	685	685	685
Due from parent and affiliates	0	199	0	199	199
Other assets	15	1,333	0	1,348	1,348
Total assets	$2,980	$10,617	$53,366	$66,963	$65,008
Liabilities:
Policyholders’ account balances—investment contracts	$0	$28,036	$39,597	$67,633	$66,709
Securities sold under agreements to repurchase	0	8,400	0	8,400	8,400
Cash collateral for loaned securities	0	4,336	0	4,336	4,336
Short-term debt	0	1,141	0	1,141	1,150
Long-term debt(3)	0	7,393	2,170	9,563	8,233
Reinsurance payables - unaffiliated	0	0	715	715	715
Other liabilities	0	3,768	0	3,768	3,768
Due to parent and affiliates	0	282	0	282	282
Separate account liabilities—investment contracts	0	71,335	30,490	101,825	101,825
Total liabilities	$0	$124,691	$72,972	$197,663	$195,418
__________

(1)
The information presented as of December 31, 2017, excludes certain hedge funds, private equity funds and other funds that were accounted for using the cost method and for which the fair value was measured at NAV per share (or its equivalent) as a practical expedient. The fair value and the carrying value of these cost method investments were $1,755 million and $1,535 million, respectively. Due to the adoption of ASU 2016-01 effective January 1, 2018, these assets are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, as of December 31, 2018, these assets are excluded from this table but are reported in the fair value recurring measurement table.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

(3)
As of December 31, 2018, includes notes with both fair value and carrying amount of $5,566 million. As of December 31, 2017, includes notes with both fair value and carrying amount of $3,860 million. These amounts have been offset with the associated receivables under a netting agreement.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.
Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

7.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Balance, beginning of year	$8,041	$7,771	$10,943
Capitalization of commissions, sales and issue expenses	1,364	1,248	1,218
Amortization—Impact of assumption and experience unlocking and true-ups	(59)	(35)	243
Amortization—All other	(761)	(737)	(1,495)
Change in unrealized investment gains and losses	356	(208)	(9)
Foreign currency translation	(2)	2	(3)
Other(1)	0	0	(3,126)
Balance, end of year	$8,939	$8,041	$7,771
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DAC. See Note 13 for additional information.

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Balance, beginning of year	$375	$991	$1,460
Amortization—Impact of assumption and experience unlocking and true-ups	(2)	(67)	(248)
Amortization—All other	(129)	(144)	(162)
Change in unrealized investment gains and losses	448	(461)	(117)
Interest	51	55	58
Foreign currency translation	0	1	0
Balance, end of year	$743	$375	$991

The following table provides VOBA balances and the weighted average remaining expected life for the year ended December 31, 2018.

	VOBA Balance	Weighted Average Remaining Expected Life In Years
	(in millions)
CIGNA	$238	12
The Hartford Life Business	$500	11
Gibraltar BSN Life Berhad	$5	7

The following table provides the interest accrual rates varying by acquisition for the years ended December 31.

	2018			2017			2016
CIGNA			6.40%			6.40%			6.40%
The Hartford Life Business	3.00%	to	6.17%	3.00%	to	6.17%	3.00%	to	6.17%
Gibraltar BSN Life Berhad	4.07%	to	5.51%	4.07%	to	5.51%	4.07%	to	5.51%

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2019	2020	2021	2022	2023
	(in millions)
Estimated future VOBA amortization	$69	$62	$57	$49	$42

9.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 3.

10.	OTHER INTANGIBLES

Other intangible balances at December 31, are as follows:

	2018			2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$101	$(49)	$52	$101	$(44)	$57
Other	45	(18)	27	81	(41)	40
Total	$146	$(67)	$79	$182	$(85)	$97

Amortization expense for other intangibles was $19 million, $10 million and $11 million for the years ending December 31, 2018, 2017 and 2016, respectively. Amortization expense for other intangibles is expected to be approximately $7 million in 2019, $8 million in 2020, and $7 million in 2021, 2022 and 2023, respectively.

11.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2018	2017
	(in millions)
Life insurance	$83,174	$80,423
Individual and group annuities and supplementary contracts	66,546	61,060
Other contract liabilities	13,138	10,933
Subtotal future policy benefits excluding unpaid claims and claim settlement expenses	162,858	152,416
Unpaid claims and claim settlement expenses	2,673	2,660
Total future policy benefits	$165,531	$155,076

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 5% and 6% of direct individual life insurance in force at December 31, 2018 and 2017, respectively, and 56%, 60% and 62% of direct individual life insurance premiums for 2018, 2017 and 2016, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.5% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.2% to 11.3%. Less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 3.1% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 12 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; certain individual health policies; and certain interest-sensitive life products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unpaid claims and claim settlement expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 2.6% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2018	2017
	(in millions)
Individual annuities	$11,667	$11,279
Group annuities	25,854	26,354
Guaranteed investment contracts and guaranteed interest accounts	12,950	13,333
Funding agreements	3,785	4,631
Interest-sensitive life contracts	24,694	22,892
Dividend accumulation and other	18,590	18,394
Total policyholders’ account balances	$97,540	$96,883

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2018 and 2017 are $3,755 million and $4,165 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion of medium-term notes and $3 billion of commercial paper, Delaware statutory trusts issue short-term commercial paper and/or medium-term notes to investors that are secured by funding agreements issued to the trusts by Prudential Insurance. The outstanding commercial paper and notes have fixed or floating interest rates that range from 0.0% to 3.5% and original maturities ranging from two months to five years. Included in the amounts at December 31, 2018 and 2017 is the medium-term note liability, which is carried at amortized cost, of $2,764 million and $3,211 million, respectively, and short-term note liability of $997 million and $957 million, respectively.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”), which at December 31, 2018 and 2017 totaled $0 and $436 million, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 1.2% to 2.1% and original maturities ranging from five to seven years. For additional details on the FHLBNY program, see Note 16.

Interest crediting rates range from 0% to 5.8% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

12.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018		December 31, 2017
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$88,169	$16	$95,534	$17
Net amount at risk	$663	$0	$31	$0
Average attained age of contractholders	66 years	74 years	65 years	73 years
Minimum return or contract value
Account value	$22,242	$100,454	$25,686	$109,669
Net amount at risk	$3,781	$4,971	$1,755	$1,964
Average attained age of contractholders	70 years	67 years	69 years	66 years
Average period remaining until earliest expected annuitization	N/A	0.02 years	N/A	0.1 years
__________

(1)	Includes income and withdrawal benefits.

	December 31,
	2018	2017
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$7,078	$7,738
General account value	$13,783	$12,808
Net amount at risk	$223,508	$217,785
Average attained age of contractholders	58 years	58 years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2018	2017
	(in millions)
Equity funds	$60,246	$70,343
Bond funds	45,997	46,215
Money market funds	2,044	2,877
Total	$108,287	$119,435

In addition to the amounts invested in separate account investment options above, $4,203 million at December 31, 2018, and $3,941 million at December 31, 2017 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2018, 2017 and 2016, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed GMDB, and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 6 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these embedded derivatives to an affiliate that maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2015	$3,090	$467	$53	$5,532
Incurred guarantee benefits(1)	902	74	(6)	(191)
Paid guarantee benefits	(36)	(63)	(15)	0
Change in unrealized investment gains and losses	102	1	0	0
Balance at December 31, 2016	4,058	479	32	5,341
Incurred guarantee benefits(1)	664	25	(1)	428
Paid guarantee benefits	(15)	(45)	(13)	0
Change in unrealized investment gains and losses	290	11	0	0
Balance at December 31, 2017	4,997	470	18	5,769
Incurred guarantee benefits(1)	748	94	3	129
Paid guarantee benefits	(77)	(58)	(4)	0
Change in unrealized investment gains and losses	(406)	(14)	0	0
Balance at December 31, 2018	$5,262	$492	$17	$5,898
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with GMDB, GMIB, GMAB, GMWB and GMIWB guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Sales Inducements
(in millions)
Balance at December 31, 2015	$735
Capitalization	46
Amortization—Impact of assumption and experience unlocking and true-ups	19
Amortization—All other	(152)
Change in unrealized gains and losses on investments	(1)
Other(1)	(500)
Balance at December 31, 2016	147
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	12
Amortization—All other	(11)
Change in unrealized gains and losses on investments	(2)
Other	0
Balance at December 31, 2017	146
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	0
Amortization—All other	(17)
Change in unrealized gain and losses on investments	4
Other	0
Balance at December 31, 2018	$133
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DSI. See Note 13 for additional information.

13.	REINSURANCE

The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re, as discussed below. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC as applicable.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from PALAC, a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 are not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.

In January 2013, the Company acquired the Hartford Life Business through reinsurance transactions with three subsidiaries of Hartford Financial Services Group, Inc. (“Hartford Financial”). Under the related agreements, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

arrangement. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of the Company’s counterparties to these reinsurance arrangements. The sale occurred in May 2018 and there was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain specified beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

From 2005 through March 31, 2016, the Company maintained various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its variable annuities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company is authorized and has historically retained up to $30 million per life, but reduced its operating retention limit to $20 million per life in 2013. Retention in excess of the operating limit is on an exception basis.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), Pramerica Life S.p.A., The Prudential Gibraltar Financial Life Insurance Co. Ltd. (“PGFL”), Prudential Annuities Life Assurance Corporation (“PALAC”), Prudential Seguros Mexico, S.A. de C.V., Pramerica Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income, and policyholders’ benefits for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Direct premiums	$18,722	$16,012	$15,239
Reinsurance assumed	5,967	5,109	4,677
Reinsurance ceded	(1,795)	(1,768)	(2,553)
Premiums	$22,894	$19,353	$17,363

Direct policy charges and fee income	$4,159	$3,441	$3,926
Reinsurance assumed	1,230	1,218	1,287
Reinsurance ceded	(2,091)	(2,043)	(1,520)
Policy charges and fee income	$3,298	$2,616	$3,693

Direct policyholders’ benefits	$23,934	$19,744	$19,714
Reinsurance assumed	6,708	5,933	5,504
Reinsurance ceded	(2,401)	(2,692)	(2,975)
Policyholders’ benefits	$28,241	$22,985	$22,243

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2018	2017
	(in millions)
PALAC	$8,911	$8,449
Prudential of Taiwan	1,419	1,410
Prudential of Japan	210	173
PGFL	77	62
Other affiliates	1	4
Unaffiliated(1)	4,913	5,079
Total reinsurance recoverables	$15,531	$15,177
__________

(1)
Includes $2,035 million and $481 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2018, respectively. Includes $2,145 million and $682 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2017, respectively. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,259 million and $1,301 million at December 31, 2018 and 2017, respectively. Also included is $15 million and $13 million of reinsurance recoverables at December 31, 2018 and 2017, respectively, established under the reinsurance agreement with Union Hamilton related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Financial Position at December 31, are as follows:

	2018		2017
	Assumed	Ceded	Assumed	Ceded
	(in millions)
Policy loans	$492	$0	$445	$0
Deferred policy acquisition costs	2,144	(3,768)	1,928	(3,842)
Reinsurance recoverables - affiliated(1)	288	10,207	236	9,757
Other assets	33	(379)	39	(593)
Future policy benefits	16,900	0	14,191	0
Policyholders’ account balances	1,132	0	1,001	0
Reinsurance payables - affiliated	108	14	94	4
Other liabilities	80	0	0	0
__________

(1)	Primarily represents the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Operations for the years ended December 31, are as follows:

	2018		2017		2016
	Assumed	Ceded	Assumed	Ceded	Assumed	Ceded
	(in millions)
Premiums	$3,413	$(56)	$3,017	$(70)	$2,625	$(898)
Policy charges and fee income	41	(1,661)	42	(1,632)	29	(1,154)
Net investment income	21	0	19	0	16	0
Asset management and service fees	9	(302)	10	(293)	10	(205)
Realized investment gains (losses), net(1)	20	(823)	25	(555)	32	(533)
Policyholders’ benefits	3,065	(121)	2,710	(65)	2,404	(574)
Interest credited to policyholders’ account balances	23	(132)	13	(24)	9	1
Amortization of deferred policy acquisition costs	372	(474)	309	(30)	265	210
General and administrative expenses	108	(706)	78	(699)	67	(501)
__________

(1)	Represents the change in fair values of the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 55% of the reinsurance recoverable at December 31, 2018. The Company periodically reviews the financial condition of its reinsurers, amounts recoverable therefrom, and unearned reinsurance premium, in order to reduce its exposure to loss from reinsurer insolvencies. If

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

deemed necessary, the Company obtains collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability; otherwise, an allowance for uncollectible reinsurance is recorded. Under the Company’s longevity reinsurance transactions, the Company obtains collateral from its counterparties to mitigate counterparty default risk.

14.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a closed block for certain in-force participating insurance policies and annuity products, along with corresponding assets used for the payment of benefits and policyholders’ dividends on these products, (collectively the “Closed Block”), and ceased offering these participating products. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the date of demutualization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income.

As of December 31, 2018 and 2017, the Company recognized a policyholder dividend obligation of $2,252 million and $1,790 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $899 million and $3,656 million at December 31, 2018 and 2017, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 9, 2016, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2017. On December 8, 2017, Prudential Insurance’s Board of Directors acted to decrease the 2018 dividends payable on Closed Block policies. On December 7, 2018, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2019. These actions resulted in an increase of approximately $32 million for the year ended December 31, 2016 and a decrease of approximately $86 million for both years ending December 31, 2017 and 2018 in the liability for policyholders’ dividends recognized.

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from these liabilities and assets, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2018	2017
	(in millions)
Closed Block liabilities
Future policy benefits	$48,282	$48,870
Policyholders’ dividends payable	812	829
Policyholders’ dividend obligation	3,150	5,446
Policyholders’ account balances	5,061	5,146
Other Closed Block liabilities	3,955	5,070
Total Closed Block liabilities	61,260	65,361
Closed Block assets
Fixed maturities, available-for-sale, at fair value	38,538	41,043
Fixed maturities, trading, at fair value(1)	195	339
Equity securities, at fair value(1)	1,784	2,340
Commercial mortgage and other loans	8,782	9,017
Policy loans	4,410	4,543
Other invested assets(1)	3,316	3,159
Short-term investments	477	632
Total investments	57,502	61,073
Cash and cash equivalents	467	789
Accrued investment income	466	474
Other Closed Block assets	105	249
Total Closed Block assets	58,540	62,585
Excess of reported Closed Block liabilities over Closed Block assets	2,720	2,776
Portion of above representing accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	857	3,627
Allocated to policyholder dividend obligation	(899)	(3,656)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,678	$2,747
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

Information regarding the policyholder dividend obligation is as follows:

	2018	2017
	(in millions)
Balance, January 1	$5,446	$4,658
Cumulative-effect adjustment from the adoption of ASU 2016-01(1)	157	0
Impact from earnings allocable to policyholder dividend obligation	(508)	142
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,945)	646
Balance, December 31	$3,150	$5,446
__________

(1)	See Note 2 for details.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Revenues
Premiums	$2,301	$2,524	$2,619
Net investment income	2,298	2,669	2,597
Realized investment gains (losses), net	130	534	433
Other income (loss)	(39)	113	36
Total Closed Block revenues	4,690	5,840	5,685
Benefits and Expenses
Policyholders’ benefits	2,972	3,220	3,283
Interest credited to policyholders’ account balances	132	133	132
Dividends to policyholders	1,236	2,007	1,941
General and administrative expenses	364	382	402
Total Closed Block benefits and expenses	4,704	5,742	5,758
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	(14)	98	(73)
Income tax expense (benefit)	(78)	43	(120)
Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$64	$55	$47

15.	INCOME TAXES

The following schedule discloses significant components of income tax expense (benefit) for the years presented:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Current tax expense (benefit):
U.S.	$(224)	$(341)	$(314)
State and local	0	1	3
Foreign	16	17	10
Total current tax expense (benefit)	(208)	(323)	(301)
Deferred tax expense (benefit):
U.S.	(57)	(1,735)	63
State and local	0	0	0
Foreign	0	0	1
Total deferred tax expense (benefit)	(57)	(1,735)	64
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(265)	(2,058)	(237)
Income tax expense (benefit) on equity in earnings of operating joint ventures	1	(2)	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(1,459)	1,302	574
Additional paid-in capital	0	0	2
Stock-based compensation programs	0	(1)	(11)
Total income taxes	$(1,723)	$(759)	$328

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Expected federal income tax expense	$(20)	$653	$173
Non-taxable investment income	(196)	(313)	(283)
Low income housing and other tax credits	(107)	(106)	(98)
Domestic production activity deduction, net	0	(11)	(20)
Settlements with taxing authorities	31	0	0
Prior year audit true-up	6	36	(14)
Changes in tax law	0	(2,283)	0
Non-deductible goodwill impairment	10	0	0
Non-deductible expenses	20	10	7
FAS123R_Windfall/Shortfall	(8)	(21)	0
Other	(1)	(23)	(2)
Reported income tax expense (benefit)	$(265)	$(2,058)	$(237)
Effective tax rate	283.1%	(110.4)%	(48.1)%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income before income taxes and equity in earnings of operating joint ventures”. The Company’s effective tax rate for fiscal years 2018, 2017, and 2016 was 283.1%, -110.4%, and -48.1%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the Company’s effective tax rate during the periods presented:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $2,283 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $4 million reduction in income tax expense.

The financial statement impact related to the adoption of Tax Act of 2017 for the twelve months ended December 31, 2017 and twelve months ended December 31, 2018 was as follows:

	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2018	Total
Deferred tax revaluation from tax law change	$(2,323)	$(1)	$(2,324)
Adoption of modified territorial system	32	0	32
Deemed repatriation	8	(3)	5
Total provision for income tax expense (benefit)	$(2,283)	$(4)	$(2,287)

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year in which they will now be recognized resulting in a reduction in income tax expense of $5 million.

Change to Prior Year Tax Return. In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $103 million of the total $196 million of 2018 non-taxable investment income, $233 million of the total $313 million of 2017 non-taxable investment income, and $216 million of the total $283 million of 2016 non-taxable investment income. The DRD for the current period was estimated using information from 2017, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Low-Income Housing and Other Tax Credits. These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely make such investments that generate a tax credit which reduces the Company’s effective tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2018	2017
	(in millions)
Deferred tax assets:
Policyholders’ dividends	$770	$1,260
Insurance reserves	0	0
Employee benefits	115	61
Deferred tax assets before valuation allowance	885	1,321
Valuation allowance	(4)	(4)
Deferred tax assets after valuation allowance	881	1,317
Deferred tax liabilities:
Net unrealized investment gains including cash flow hedges	430	2,668
Deferred policy acquisition costs	1,017	871
Insurance reserves	659	569
Investments	692	637
Value of business acquired	160	79
Other	7	79
Deferred tax liabilities	2,965	4,903
Net deferred tax liability	$(2,084)	$(3,586)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as follows:

	As of December 31,
	2018	2017
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$4

The Company has no tax attribute carryforwards as of December 31, 2018 and 2017.

Consistent with the Tax Act of 2017, the Company provides applicable U.S. income tax for all unremitted earnings of the Company’s foreign affiliates. For certain foreign affiliates organized in withholding tax jurisdictions, the Company considers the unremitted foreign earnings of those affiliates to be indefinitely reinvested, and therefore does not provide for the withholding tax when calculating its current and deferred tax obligations. For certain other foreign affiliates organized in withholding tax jurisdictions, the Company does not consider unremitted earnings indefinitely reinvested, and therefore provides for foreign withholding tax when calculating its current and deferred tax obligations. The following table summarizes the Company’s indefinite reinvestment assertions for jurisdictions in which the Company operates that impose a withholding tax on dividends or may be subject to other foreign country tax upon a remittance:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unremitted earnings are indefinitely reinvested	Unremitted earnings are not indefinitely reinvested
Insurance operations in China	Non-insurance operations in Taiwan

Tax Audit and Unrecognized Tax Benefits

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2018	2017	2016
	(in millions)
Balance at January 1,	$45	$26	$6
Increases in unrecognized tax benefits—prior years	20	11	10
(Decreases) in unrecognized tax benefits—prior years	0	(5)	0
Increases in unrecognized tax benefits—current year	0	14	10
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	(45)	(1)	0
Balance at December 31,	$20	$45	$26
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$45	$26

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

The Company recognized $0, $1, and $0 million of interest and penalties in the Consolidated Statement of Operations for 2018, 2017, and 2016, respectively.

The company recognized no interest and penalties in 2018 and 2017 in the Consolidated Statement of Financial Positions.

Listed below are the tax years that remain subject to examination, by major tax jurisdiction, as of December 31, 2018:

Major Tax Jurisdiction	Open Tax Years
United States	2015-2017

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

16.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

The table below presents the Company’s short-term debt at December 31, for the years indicated as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2018	2017
	($ in millions)
Commercial paper	$727	$500
Other notes payable(1)	260	581
Current portion of long-term debt(2)	557	69
Short-term Mortgage debt(3)	53	0
Total short-term debt	$1,597	$1,150
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$286	$227
Daily average commercial paper outstanding	$1,217	$856
Weighted average maturity of outstanding commercial paper, in days	12	24
Weighted average interest rate on outstanding short-term debt(4)	2.23%	1.54%
__________

(1)
Includes notes due to related parties of $260 million and $581 million at December 31, 2018 and 2017, respectively. $10 million and $71 million of the related party notes are denominated in foreign currency at December 31, 2018 and 2017, respectively.

(2)
Includes notes due to related parties of $1 million and $69 million at December 31, 2018 and 2017, respectively. The related party notes payable have interest rates varying from 8.15% to 14.85% in 2018. The related party notes include $0 and $69 million of notes denominated in foreign currency at December 31, 2018 and 2017, respectively.

(3)	Includes $53 million of notes denominated in foreign currency at December 31, 2018.

(4)	Excludes the current portion of long-term debt.

At December 31, 2018 and 2017, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A-/A3/A- Negative by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $30 million and $49 million as of December 31, 2018 and 2017, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2017, the 5% limitation equates to a maximum amount of pledged assets of $6.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.6 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2018.

Federal Home Loan Bank of Boston

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. All FHLBB stock purchased by PRIAC is classified as restricted general account investments within “Other long-term investments”, and the carrying value of these investments was $10 million as of December 31, 2018 and 2017. As of December 31, 2018, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $241 million as of December 31, 2018.

Surplus Notes

The Company’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning on September 18, 2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes. This was equivalent to 5.1 million shares and an initial exchange price per share of Common Stock of $98.78. The exchange rate is subject to customary anti-dilution adjustments and is accordingly revalued during the fourth quarter of each year. As of December 31, 2018, the exchange rate is 12.1719 shares of Common Stock per each $1,000 principal amount of surplus notes. This is equivalent to 6.09 million shares and an exchange price per share of Common Stock of $82.16. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. As of December 31, 2018, this reduction value is $23.77 per $1,000 principal amount of surplus notes. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

Credit Facilities

As of December 31, 2018, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	July 2022	$4,000	$0

The $4.0 billion five-year credit facility contains customary representations and warranties, covenants and events of default and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under this facility are conditioned on the continued satisfaction of customary conditions, including Prudential Financial’s maintenance of consolidated net worth of at least $20.958 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. The Company expects that it may borrow under the facility from time to time to fund its working capital needs. In addition, amounts under this credit facility may be drawn in the form of standby letters of credit that can be used to meet the Company’s operating needs.

Borrowings under this credit facility may be used for general corporate purposes. As of December 31, 2018, the Company was in compliance with the covenants under this credit facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the above credit facility, the Company had access to $85 million of certain other lines of credit at December 31, 2018, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2018, $5 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

The table below presents the Company’s long-term debt at December 31, for the years indicated as follows:

	Maturity Dates	Rate(1)	2018	2017
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2024-2047	3.20%-8.30%	$6,400	$7,239
Surplus notes subject to set-off arrangements(3)	2021-2038	2.55%-5.26%	9,245	7,387
Senior notes(4)	2022-2027	0.37%-14.85%	180	195
Mortgage debt(5)	2020-2027	0.89%-4.50%	237	226
Floating-rate notes:
Surplus notes subject to set-off arrangements	2024-2037	2.74%-3.80%	2,200	2,100
Mortgage debt(6)	2020-2025	0.26%-4.79%	430	573
Subtotal			18,692	17,720
Less: assets under set-off arrangements(7)			11,445	9,487
Total long-term debt			$7,247	$8,233
__________

(1)	Ranges of interest rates are for the year ended December 31, 2018.

(2)
Fixed-rate surplus notes at December 31, 2018 and 2017 include $6,059 million and $6,399 million, respectively, due to a related party. Maturities of these notes range from 2024 through 2047. The interest rates ranged from 3.20% to 8.30% in 2018.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2018 and 2017 include $2,350 million and $2,200 million due to a related party, respectively. Maturities of these notes range from 2022 through 2034. The interest rate ranged from 2.55% to 4.43% in 2018.

(4)
Fixed-rate senior notes at December 31, 2018 and 2017 include $8 million and $22 million, respectively, due to related parties. Maturities of these notes range from 2022 through 2027 and interest rates ranged from 0.37% to 14.85% in 2018. These related party notes included $6 million and $20 million at December 31, 2018 and 2017, respectively, of notes which were denominated in foreign currency.

(5)	Includes $101 million and $107 million of debt denominated in foreign currency at December 31, 2018 and 2017, respectively.

(6)	Includes $206 million and $245 million of debt denominated in foreign currency at December 31, 2018 and 2017, respectively.

(7)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market and held-to-maturity securities that are valued at book value.

At December 31, 2018 and 2017, the Company was in compliance with all debt covenants related to the borrowings in the table above.

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2018:

	Calendar Year
	2020	2021	2022	2023	2024 and thereafter	Total
	(in millions)
Long-term debt	$211	$159	$78	$245	$6,554	$7,247

Surplus Notes

As of December 31, 2018, the Company had $341 million of fixed-rate surplus notes outstanding. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2018 and 2017, the Company met these statutory capital requirements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

From 2011 through 2013, a captive reinsurance subsidiary entered into agreements providing for the issuance and sale of up to $2 billion of ten-year fixed-rate surplus notes. The aggregate amount available to be issued under these agreements was reduced to $1.75 billion in 2018. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting the non-economic portion of the statutory reserve required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The non-economic portion of the statutory reserve equals the difference between the statutory reserve required under Regulation XXX and the amount the Company considers necessary to maintain solvency for moderately adverse experience. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2018, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion, but can be increased to a maximum potential size of $4.5 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $3.13 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with external counterparties, pursuant to which the captive agreed to issue and sell a surplus note with a ten-year term in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In December 2017, the Company increased the maximum potential size of the facility to $2.4 billion, of which $650 million has a twenty-year term. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $2.2 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Another captive reinsurance subsidiary maintains a financing facility with external counterparties, pursuant to which the captive has available $2.5 billion in principal amount of surplus notes and received in return an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In November 2017, the Company repaid $500 million of senior notes issued by a special purpose affiliate and held by one of the external counterparties. The remaining term of the financing is sixteen years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. External counterparties have agreed to fund any such credit-linked notes payments in an amount of up to $2.5 billion. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliate to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse one of the external counterparties for any payments under the credit-linked notes funded by it in an amount up to $1 billion. As of December 31, 2018, $2.35 billion of surplus notes were outstanding under the facility and no credit-linked payments have been required.

In March 2017, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $1.0 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

payment. In June 2018, the Company amended this captive financing facility by increasing the maximum potential size of the facility to $2.0 billion. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $1.5 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

During the first quarter of 2018, the Company established a new $1.6 billion captive financing facility to finance non-economic reserves required under Regulation XXX. Similar to the Company’s other captive financing facilities, a captive reinsurance subsidiary issues surplus notes under the facility in exchange for credit-linked notes issued by a special-purpose affiliate that are held to support non-economic reserves. The credit-linked notes are redeemable for cash upon the occurrence of a liquidity stress event affecting the captive and external counterparties have agreed to fund these payments. As of December 31, 2018, $550 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

As of December 31, 2018, captive reinsurance subsidiaries had a total outstanding $6.06 billion of fixed-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of offset exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

In February 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain external counterparties and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit-linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2018, there were no surplus notes outstanding under the facility.

Other

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Note 11 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2018, the Company’s subsidiaries had mortgage debt of $776 million that has recourse only to real estate property held for investment by those subsidiaries. This represents a decrease of $24 million from December 31, 2017, due to new borrowings in 2018 of $118 million, offset by foreign exchange fluctuations of $17 million and $125 million of prepayment activity.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments is not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense increased by $0.4 million, $2 million and $3.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. See Note 5 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $889 million, $822 million and $743 million for the years ended December 31, 2018, 2017 and 2016, respectively. Interest expense related to affiliated debt was $419 million, $433 million and $419 million for the years ended December 31, 2018, 2017 and 2016, respectively. “Due to parent and affiliates” included $40 million and $49 million associated with the affiliated long-term interest payable at December 31, 2018 and 2017, respectively.

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2018 and 2017 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2018	2017	2018	2017
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(12,063)	$(11,309)	$(1,957)	$(2,049)
Service cost	(227)	(208)	(21)	(18)
Interest cost	(432)	(462)	(69)	(81)
Plan participants’ contributions	0	0	(25)	(30)
Medicare Part D subsidy receipts	0	0	(9)	(9)
Amendments	(2)	0	(32)	(9)
Actuarial gains (losses), net	662	(733)	87	70
Settlements	7	25	0	0
Special termination benefits	(1)	(4)	0	0
Benefits paid	711	652	182	171
Foreign currency changes and other	16	(24)	1	(2)
Benefit obligation at end of period	$(11,329)	$(12,063)	$(1,843)	$(1,957)
Change in plan assets
Fair value of plan assets at beginning of period	$13,398	$12,601	$1,607	$1,527
Actual return on plan assets	(223)	1,324	(66)	212
Employer contributions	115	117	11	9
Plan participants’ contributions	0	0	25	30
Disbursement for settlements	(7)	(25)	0	0
Benefits paid	(711)	(652)	(182)	(171)
Foreign currency changes and other	(21)	33	0	0
Fair value of plan assets at end of period	$12,551	$13,398	$1,395	$1,607
Funded status at end of period	$1,222	$1,335	$(448)	$(350)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,450	$2,634	$0	$0
Accrued benefit liability	(1,228)	(1,299)	(448)	(350)
Net amount recognized	$1,222	$1,335	$(448)	$(350)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	0	(4)	41	10
Net actuarial loss	3,283	3,090	402	333
Net amount not recognized	$3,283	$3,086	$443	$343
Accumulated benefit obligation	$(10,736)	$(11,443)	$(1,843)	$(1,957)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,180 million and $1,253 million benefit obligation at December 31, 2018 and 2017, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pre-tax basis to participants in the plans. The Company did not make any discretionary payments to the trust in 2018 and 2017. As of December 31, 2018 and 2017, the assets in the trust had a carrying value of $861 million and $881 million, respectively.
Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2018 and 2017. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2018 and 2017. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2018	2017
	(in millions)
Projected benefit obligation	$1,228	$1,299
Fair value of plan assets	$0	$0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2018	2017
	(in millions)
Accumulated benefit obligation	$1,100	$1,139
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2018 and 2017 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $21 million as of December 31, 2018 and 2017, respectively.
Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S equities, international equities, real estate and other assets are recognized over a five year period. However, the fair value for fixed maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2018	2017	2016	2018	2017	2016
	(in millions)
Service cost	$227	$208	$186	$21	$18	$16
Interest cost	432	462	479	69	81	90
Expected return on plan assets	(815)	(779)	(751)	(108)	(102)	(105)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	1	0	(2)
Amortization of actuarial (gain) loss, net	179	165	163	16	35	41
Settlements	1	4	0	0	0	0
Special termination benefits(1)	1	4	0	0	0	0
Net periodic (benefit) cost	$23	$62	$75	$(1)	$32	$40
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2015	$0	$(8)	$2,860	$0	$(1)	$611
Amortization for the period	0	2	(163)	0	2	(41)
Deferrals for the period	0	0	366	0	0	(25)
Impact of foreign currency changes and other	0	0	6	0	0	2
Balance, December 31, 2016	0	(6)	3,069	0	1	547
Amortization for the period	0	2	(165)	0	0	(35)
Deferrals for the period	0	0	188	0	9	(180)
Impact of foreign currency changes and other	0	0	(2)	0	0	1
Balance, December 31, 2017	0	(4)	3,090	0	10	333
Amortization for the period	0	2	(179)	0	(1)	(16)
Deferrals for the period	0	2	376	0	32	87
Impact of foreign currency changes and other	0	0	(4)	0	0	(2)
Balance, December 31, 2018	$0	$0	$3,283	$0	$41	$402

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2019 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$4
Amortization of actuarial (gain) loss, net	182	24
Total	$180	$28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2018	2017	2016	2018	2017	2016
Weighted average assumptions
Discount rate (beginning of period)	3.65%	4.15%	4.50%	3.60%	4.05%	4.35%
Discount rate (end of period)	4.30%	3.65%	4.15%	4.30%	3.60%	4.05%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	6.20%	6.60%	7.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	6.00%	6.20%	6.60%
For 2018, 2017 and 2016, the ultimate health care cost trend rate after gradual decrease until: 2024, 2021, 2021, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2018, 2017 and 2016, the ultimate health care cost trend rate after gradual decrease until: 2024, 2024, 2021 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2018 and December 31, 2017 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2018 portfolio is selected from a compilation of approximately 590 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2018 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2017. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2019. The expected rate of return for 2019 is 6.50% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$5
Increase in postretirement benefit obligation	$111
One percentage point decrease
Decrease in total service and interest costs	$4
Decrease in postretirement benefit obligation	$91

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2018 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	9%	26%	61%
International Equities	2%	9%	2%	21%
Fixed Maturities	53%	65%	8%	54%
Short-term Investments	0%	12%	0%	41%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2018 and December 31, 2017 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 6.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities—See Note 6 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 6 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 6 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Partnerships—Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds—Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2018
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$448	$0	$0	$448
Common/collective trusts(1)	0	70	0	0	70
Subtotal					518
International Equities:
Pooled separate accounts(2)	0	315	0	0	315
Common/collective trusts(3)	0	283	0	0	283
United Kingdom insurance pooled funds(4)	0	42	0	0	42
Subtotal					640
Fixed Maturities:
Pooled separate accounts(5)	0	1,326	0	0	1,326
Common/collective trusts(6)	0	288	0	0	288
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	712	0	0	712
U.S. government securities (state & other)	0	519	0	0	519
Non-U.S. government securities	0	1	0	0	1
United Kingdom insurance pooled funds(7)	0	289	0	0	289
Corporate Debt:
Corporate bonds(8)	0	3,476	2	0	3,478
Asset-backed	0	24	0	0	24
Collateralized Mortgage Obligations(9)	0	474	0	0	474
Collateralized Loan Obligations	0	293	0	0	293
Interest rate swaps (Notional amount: $1,694)	0	11	0	0	11
Other(10)	299	5	62	0	366
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					7,782
Short-term Investments:
Pooled separate accounts	0	74	0	0	74
United Kingdom insurance pooled funds	0	3	0	0	3
Subtotal					77
Real Estate:
Pooled separate accounts(12)	0	0	760	0	760
Partnerships	0	0	0	478	478
Subtotal					1,238
Other:
Partnerships	0	0	0	831	831
Hedge funds	0	0	0	1,465	1,465
Subtotal					2,296
Total	$299	$8,654	$824	$2,774	$12,551

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$552	$0	$0	$552
Common/collective trusts(1)	0	79	0	0	79
Subtotal					631
International Equities:
Pooled separate accounts(2)	0	365	0	0	365
Common/collective trusts(3)	0	314	0	0	314
United Kingdom insurance pooled funds(4)	0	56	0	0	56
Subtotal					735
Fixed Maturities:
Pooled separate accounts(5)	0	1,319	38	0	1,357
Common/collective trusts(6)	0	300	0	0	300
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	1,402	0	0	1,402
U.S. government securities (state & other)	0	556	0	0	556
Non-U.S. government securities	0	10	0	0	10
United Kingdom insurance pooled funds(7)	0	324	0	0	324
Corporate Debt:
Corporate bonds(8)	0	3,621	1	0	3,622
Asset-backed	0	5	0	0	5
Collateralized Mortgage Obligations(9)	0	492	0	0	492
Interest rate swaps (Notional amount: $1,498)	0	12	0	0	12
Other(10)	578	1	39	0	618
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,699
Short-term Investments:
Pooled separate accounts	0	56	0	0	56
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					57
Real Estate:
Pooled separate accounts(12)	0	0	714	0	714
Partnerships	0	0	0	435	435
Subtotal					1,149
Other:
Partnerships	0	0	0	706	706
Hedge funds	0	0	0	1,421	1,421
Subtotal					2,127
Total	$578	$9,466	$792	$2,562	$13,398
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $157 million and $411 million and the liability for securities lending collateral is $157 million and $411 million for the years ended December 31, 2018 and 2017, respectively.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2018
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$38	$1	$39	$714
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	56
Relating to assets sold during the period	0	0	0	8
Purchases, sales and settlements	(38)	(1)	23	(18)
Transfers in and/or out of Level 3	0	2	0	0
Fair Value, end of period	$0	$2	$62	$760

	Year Ended December 31, 2017
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$36	$0	$49	$666
Actual Return on Assets:
Relating to assets still held at the reporting date	2	0	0	50
Relating to assets sold during the period	0	0	0	6
Purchases, sales and settlements	0	0	(10)	(8)
Transfers in and/or out of Level 3	0	1	0	0
Fair Value, end of period	$38	$1	$39	$714
Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2018
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$538	$0	$0	$538
Common trusts(2)	0	75	0	0	75
Subtotal					613
International Equities:
Variable Life Insurance Policies(3)	0	91	0	0	91
Common trusts(4)	0	53	0	0	53
Subtotal					144
Fixed Maturities:
Variable Life Insurance Policies(5)	0	157	0	0	157
Common trusts(5)	0	130	0	0	130
U.S. government securities (federal):
Other U.S. government securities	0	25	0	0	25
Corporate Debt:
Corporate bonds(6)	0	120	0	0	120
Asset-backed	0	26	1	0	27
Collateralized Mortgage Obligations(7)	0	17	1	0	18
Collateralized Loan Obligations(8)	0	18	0	0	18
Interest rate swaps (Notional amount: $188,463)	0	(1)	0	0	(1)
Other(9)	3	0	3	0	6
Subtotal					500
Short-term Investments:
Registered investment companies	138	0	0	0	138
Subtotal					138
Total	$141	$1,249	$5	$0	$1,395

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$605	$0	$0	$605
Common trusts(2)	0	182	0	0	182
Subtotal					787
International Equities:
Variable Life Insurance Policies(3)	0	106	0	0	106
Common trusts(4)	0	110	0	0	110
Subtotal					216
Fixed Maturities:
Variable Life Insurance Policies(5)	0	163	0	0	163
Common trusts(5)	0	52	0	0	52
U.S. government securities (federal):
Other U.S. government securities	0	87	0	0	87
Corporate Debt:
Corporate bonds(6)	0	151	0	0	151
Asset-backed	0	28	0	0	28
Collateralized Mortgage Obligations(7)	0	27	2	0	29
Collateralized Loan Obligations(8)	0	28	2	0	30
Other(9)	6	0	1	0	7
Subtotal					547
Short-term Investments:
Registered investment companies	57	0	0	0	57
Subtotal					57
Total	$63	$1,539	$5	$0	$1,607
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	This category invests in highly rated Collateralized Loan Obligations.

(9)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2018
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$0	$2	$2	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	(1)	(1)	0	2
Transfers in and/or out of Level 3(1)	2	0	(2)	0
Fair Value, end of period	$1	$1	$0	$3

	Year Ended December 31, 2017
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$0	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	(3)	2	0
Transfers in and/or out of Level 3(1)	(1)	0	0	0
Fair Value, end of period	$0	$2	$2	$1
__________

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2018	2017	2018	2017
Asset Category
U.S. Equities	4%	5%	44%	49%
International Equities	5	5	10	13
Fixed Maturities	62	65	36	34
Short-term Investments	1	0	10	4
Real Estate	10	9	0	0
Other	18	16	0	0
Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2019	$735	$144	$8
2020	658	147	8
2021	687	148	8
2022	711	149	8
2023	728	149	7
2024-2028	3,898	728	35
Total	$7,417	$1,465	$74

The Company anticipates that it will make cash contributions in 2019 of approximately $170 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2018 and 2017 was $1 million and $0 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $89 million, $74 million and $72 million for the years ended December 31, 2018, 2017 and 2016, respectively.

18.	EQUITY

Common Stock

As of December 31, 2018 and 2017, Prudential Insurance had 500,000 shares of common stock authorized, issued and outstanding. The total shares of common stock outstanding are 100% owned by Prudential Financial, the parent holding company of Prudential Insurance.

Additional paid-in capital

Additional paid-in capital (“APIC”) is primarily comprised of the cumulative excess between: (a) the total cash received by the Company in conjunction with past issuances of Common Stock shares and (b) the total par value associated with those shares ($5.00 per share).

Accumulated Other Comprehensive Income (Loss)

AOCI represents the cumulative other comprehensive income (“OCI”) items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)) and Note 17 (Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2015	$(3)	$1,795	$(2,202)	$(410)
Change in OCI before reclassifications	(58)	2,506	(349)	2,099
Amounts reclassified from AOCI	14	(481)	200	(267)
Income tax benefit (expense)	10	(632)	48	(574)
Balance, December 31, 2016	(37)	3,188	(2,303)	848
Change in OCI before reclassifications	62	4,454	(16)	4,500
Amounts reclassified from AOCI	3	(648)	198	(447)
Income tax benefit (expense)	(16)	(1,135)	(151)	(1,302)
Balance, December 31, 2017	12	5,859	(2,272)	3,599
Change in OCI before reclassifications	(70)	(6,724)	(491)	(7,285)
Amounts reclassified from AOCI	1	(229)	194	(34)
Income tax benefit (expense)	10	1,390	59	1,459
Cumulative effect of adoption of ASU 2016-01	0	(207)	0	(207)
Cumulative effect of adoption of ASU 2018-02	8	914	(390)	532
Balance, December 31, 2018	$(39)	$1,003	$(2,900)	$(1,936)
__________

(1)	Includes cash flow hedges of $826 million, $(15) million and $1,287 million as of December 31, 2018, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2018	2017	2016
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(1)	$(5)	$(14)	Realized investment gains (losses), net
Foreign currency translation adjustment	0	2	0	Other income
Total foreign currency translation adjustment	(1)	(3)	(14)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	1	(2)	(3)	(3)
Cash flow hedges—Currency	8	0	0	(3)
Cash flow hedges—Currency/Interest rate	506	(23)	445	(3)
Net unrealized investment gains (losses) on available-for-sale securities	(286)	673	39
Total net unrealized investment gains (losses)	229	648	481	(4)
Amortization of defined benefit items:
Prior service cost	1	2	4	(5)
Actuarial gain (loss)	(195)	(200)	(204)	(5)
Total amortization of defined benefit items	(194)	(198)	(200)
Total reclassifications for the period	$34	$447	$267
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 5 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2015	$156	$6	$13	$(31)	$(56)	$88
Net investment gains (losses) on investments arising during the period	87				(27)	60
Reclassification adjustment for (gains) losses included in net income	6				(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	(15)				5	(10)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(9)			3	(6)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(20)		7	(13)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(16)	6	(10)
Balance, December 31, 2016	234	(3)	(7)	(47)	(64)	113
Net investment gains (losses) on investments arising during the period	73				(22)	51
Reclassification adjustment for (gains) losses included in net income	(61)				18	(43)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		2			(1)	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			9		(3)	6
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2017	245	(1)	2	(46)	(72)	128
Net investment gains (losses) on investments arising during the period	(27)				9	(18)
Reclassification adjustment for (gains) losses included in net income	(71)				24	(47)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		1			0	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				23	(9)	14
Balance, December 31, 2018	$146	$0	$3	$(23)	$(48)	$78
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2015	$6,182	$(29)	$(905)	$(2,785)	$(756)	$1,707
Net investment gains (losses) on investments arising during the period	2,246				(695)	1,551
Reclassification adjustment for (gains) losses included in net income	(487)				151	(336)
Reclassification adjustment for OTTI losses excluded from net income(2)	15				(5)	10
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(90)			32	(58)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			489		(170)	319
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(181)	63	(118)
Balance, December 31, 2016	7,956	(119)	(416)	(2,966)	(1,380)	3,075
Net investment gains (losses) on investments arising during the period	5,696				(1,709)	3,987
Reclassification adjustment for (gains) losses included in net income	(587)				175	(412)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		(522)			164	(358)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			(152)		53	(99)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(653)	190	(463)
Balance, December 31, 2017	13,066	(641)	(568)	(3,619)	(2,507)	5,731
Net investment gains (losses) on investments arising during the period	(9,740)				2,737	(7,003)
Reclassification adjustment for (gains) losses included in net income	(158)				54	(104)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		637			(193)	444
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			453		(187)	266
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,928	(874)	1,054
Cumulative effect of adoption of ASU 2016-01	(1,082)			813	(109)	(378)
Cumulative effect of adoption of ASU 2018-02					914	914
Balance, December 31, 2018	$2,087	$(4)	$(115)	$(878)	$(165)	$925
__________

(1)	Includes cash flow hedges. See Note 5 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Retained earnings

Retained earnings primarily represents the cumulative net income earned by the Company that has been retained by the Company as of the reporting date. Other unique items, included but not limited to the adoption of new accounting standards updates, may also impact retained earnings. In any given period, retained earnings may increase due to net income and may decrease due to net losses or the declaration of dividends.

Non-controlling interests

For certain subsidiaries, the Company owns a controlling interest that is less than 100% ownership of the subsidiary but must consolidate 100% of the subsidiary’s financial statements in accordance with U.S. GAAP. Non-controlling interests represent the portion of equity ownership in a consolidated subsidiary that is not attributable to the Company.

Statutory Financial Information and Restrictions on Payments of Dividends

Statutory Financial Information

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and the Company’s other domestic insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. Insurers that have less statutory capital than required are considered to have inadequate capital and are subject to varying degrees of regulatory action depending upon the level of capital inadequacy. As of December 31, 2018, the Company reported RBC ratios above the regulatory required minimums that would require corrective action and above the Company's “AA” financial strength target levels.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2018 and 2017, respectively, or for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table summarizes certain statutory financial information for Prudential Insurance for the periods indicated:

	Prudential Insurance
In millions and presented as of or for the year ended	December 31, 2018	December 31, 2017	December 31, 2016
Statutory net income (loss)	$1,324	$(217)	$5,214
Statutory capital and surplus	$10,695	$9,948	$11,174

Restrictions on Payment of Dividends to Prudential Financial, the Parent Holding Company

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2018, Prudential Insurance’s unassigned surplus less applicable adjustments for cumulative unrealized investment gains was $8,097 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of statutory capital and surplus as of the preceding December 31 or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay an ordinary dividend of up to $1,404 million in 2019, without prior approval of the NJDOBI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by the Board of Directors and may be affected by market conditions and other factors.

19.	STOCK-BASED COMPENSATION

In 2018 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock-based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2018, 2017 and 2016, include allocated costs of $2 million, $2 million and $5 million, respectively, associated with employee stock options and $74 million, $102 million and $79 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

20.	COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2018, 2017 and 2016 was $92 million, $86 million and $83 million, respectively.

The following table presents, at December 31, 2018, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income
	(in millions)
2019	$99	$1
2020	84	1
2021	66	1
2022	50	0
2023	35	0
2024 and thereafter	82	0
Total	$416	$3

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2018.

Commercial Mortgage Loan Commitments

	December 31,
	2018	2017
	(in millions)
Total outstanding mortgage loan commitments	$1,456	$1,702

In connection with the Company’s investment strategy, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	December 31,
	2018	2017
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts	$6,189	$5,787
Expected to be funded from separate accounts	$144	$141

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Credit Derivatives Written

As discussed further in Note 5, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	December 31,
	2018	2017
	(in millions)
Guaranteed value of third parties’ assets	$79,215	$77,290
Fair value of collateral supporting these assets	$77,897	$77,651
Asset (liability) associated with guarantee, carried at fair value	$2	$(1)

Certain contracts underwritten by the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	December 31,
	2018	2017
	(in millions)
Other guarantees where amount can be determined	$13	$31
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $13 million and $31 million as of December 31, 2018 and 2017, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2018	2017
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$54	$64
Premium tax offset currently available for paid assessments	3	6
Total	$57	$70
Other liabilities:
Insolvency assessments	$33	$35

Contingent Liabilities

On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “—Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if potentially material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2018, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities, Individual Life and Group Insurance

Wells Fargo MyTerm Sales

In December 2016, the Company announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Company-initiated review of how the product was being sold through Wells Fargo. The Company has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial’s total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

The Company has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the NJDOBI, state attorneys general and federal legislators, and is responding to these requests. The Company has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. The Company may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. The Company has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers. In November 2018, the Company and Wells Fargo resolved the Company’s claims emanating from the MyTerm distribution agreement. This matter is now closed.

Broderick v. The Prudential Insurance Company of America, et al.

In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential Insurance’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the court stayed the case

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the court lifted the stay, and in September 2014, plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ amended complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, Prudential Insurance filed its answer to the first amended complaint. In February 2016, plaintiffs filed a class certification motion. In September 2016, plaintiffs’ motion for class certification was denied, and in October 2016, plaintiffs filed a motion for reconsideration. In December 2016, the motion for reconsideration was denied. In February 2017, all parties filed motions for summary judgment. In December 2017, the court granted plaintiffs’ motion for summary judgment as to their breach of fiduciary duty claims under ERISA, dismissed plaintiffs’ state law claim, and denied the motions for summary judgment on the prohibited transaction claim. In December 2017, plaintiffs filed a motion to alter or amend the prior orders denying class certification. In January 2018, the court denied in part, and granted in part, plaintiffs’ class certification motion and certified a class limited to participants in the two employer plans involving the named plaintiffs. In February 2018, Prudential Insurance filed a petition with the Third Circuit Court of Appeals seeking permission to appeal the class certification decision. In April 2018, the Third Circuit Court of Appeals denied Prudential Insurance’s request for leave to appeal the class certification decision. In November 2018, the court issued an order granting preliminary approval of plaintiffs’ proposed Settlement and Distribution Plan.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit against Prudential Insurance in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Prudential Insurance’s rehearing petition. In November 2015, Prudential Insurance filed its answer. In September 2018, the case was dismissed with prejudice. This matter is now closed.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life

In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life’s rehearing petition. In November 2015, Pruco Life filed its answer. In September 2018, the case was dismissed with prejudice. This matter is now closed.

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint.

Other Matters

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC complaint was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff’s request for a rehearing. In March 2018, plaintiff’s time to appeal the decision of the Court of Appeals expired. This case is now closed.

Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon (“BONYM”)

In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the Trust Indenture Act of 1939 and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty.

PICA et al. v. Citibank N.A.

In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit from the March 2018 decision granting summary judgment.

PICA et al. v. Deutsche Bank, et al.

In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants' motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and Trust Indenture Act claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty-two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty-one trusts, and dismissing such claims as to the remaining twenty-one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice.

PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification, and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and Trust Indenture Act claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the Trust Indenture Act (“TIA”) claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order.
PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the Trust Indenture Act of 1939; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the Trust Indenture Act of 1939.
Regulatory Matters

Unclaimed Property

In 2011, the New York Attorney General subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, in 2011 the New York Office of Unclaimed Funds commenced an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending and Foreign Tax Reclaim Matter

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial's review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.

The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of both matters that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of the discussions with the SEC regarding these matters.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

21.	RELATED PARTIES

Service Agreements—Services Provided

The Company has extensive service agreements with Prudential Financial and certain of its subsidiaries. The Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $984 million, $1,033 million and $949 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $190 million and $140 million at December 31, 2018 and 2017, respectively, due primarily to these agreements.

Affiliated Asset Management Fee Income

The Company has a revenue sharing agreement with Advanced Series Trust Investment Services, Inc. (“ASTSI”) and PGIM Investments LLC (“PGIM Investments”), whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTSI and PGIM Investments related to this agreement was $333 million, $323 million and $295 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $26 million, $31 million and $29 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from PGIM Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $424 million, $408 million and $403 million as contra-revenue in “Net investment income” and $179 million, $254 million and $194 million in “General and administrative expenses” for the years ended December 31, 2018, 2017 and 2016, respectively. Included in “Due to parent and affiliates” are payables of $59 million and $70 million at December 31, 2018 and 2017, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $303 million, $300 million and $275 million for the years ended December 31, 2018, 2017 and 2016, respectively. These expenses are recorded as a reduction to “Other income” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $743 million, $637 million and $713 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2018	2017
			(in millions)
U.S. Dollar floating rate notes	2019 - 2021	1.96% - 3.65%	$70	$48
U.S. Dollar fixed rate notes(1)	2019 - 2044	2.08% - 6.34%	6,552	6,697
Euro-denominated fixed rate notes	2031	2.39%	17	92
Japanese Yen fixed rate notes	2022	0.01%	2	3
Chilean Peso fixed rate notes	2026	6.51%	374	433
GBP denominated fixed rate notes	2030	3.12%	11	11
Total long-term notes receivable - affiliated(2)			7,026	7,284
Short-term notes receivable - affiliated(3)			1,502	1,400
Total notes receivable - affiliated			$8,528	$8,684
__________

(1)	Includes current portion of the long-term notes receivable of $142 million at December 31, 2018 and $44 million at December 31, 2017.

(2)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(3)	Short-term notes receivable have variable rates, which averaged 3.18% and 2.07% at December 31, 2018 and 2017, respectively.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $61 million and $59 million at December 31, 2018 and 2017, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $360 million, $338 million and $324 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $102 million and $206 million associated with these transactions at December 31, 2018 and 2017, respectively. Revenues related to this lending activity were immaterial for years ended 2018, 2017 and 2016.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2025; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales and Purchases of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within APIC and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2018 and 2017.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer In	Commercial Mortgage & Other Loans	$132	$129	$3
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer Out	Fixed Maturities	114	97	17
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer In	Fixed Maturities	14	7	7
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer Out	Derivatives	171	171	0
Prudential Financial Inc	Dec-17	Transfer In	Fixed Maturities	879	879	2
The Gibraltar Life Insurance Co Ltd	Jan-18	Transfer In	Fixed Maturities	300	281	19
Prudential Annuities Life Assurance Corporation	Feb-18	Transfer Out	Fixed Maturities	137	149	12
The Gibraltar Life Insurance Co Ltd	Mar-18	Transfer Out	Fixed Maturities	50	50	2
Hirakata LLC	Mar-18	Transfer In	Fixed Maturities	20	20	0
Hirakata LLC	Mar-18	Transfer In	Fixed Maturities	4	4	0
Prudential Annuities Life Assurance Corporation	Apr-18	Transfer In	Fixed Maturities	64	65	0
Prudential Annuities Life Assurance Corporation	Apr-18	Transfer In	Fixed Maturities	58	43	14
Prudential Annuities Life Assurance Corporation	May-18	Transfer In	Fixed Maturities	78	76	2
Prudential Annuities Life Assurance Corporation	May-18	Transfer In	Commercial Mortgage & Other Loans	84	83	1
Prudential Annuities Life Assurance Corporation	Jun-18	Transfer In	Other Invested Assets	15	15	0
Prudential Annuities Life Assurance Corporation	Jul-18	Transfer In	Fixed Maturities	11	9	2
Prudential Annuities Life Assurance Corporation	Aug-18	Transfer In	Commercial Mortgage & Other Loans	13	13	0
Prudential Annuities Life Assurance Corporation	Dec-18	Transfer Out	Fixed Maturities	33	33	0
Prudential Annuities Life Assurance Corporation	Dec-18	Transfer Out	Fixed Maturities	10	10	0

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other invested assets” were $577 million and $929 million at December 31, 2018 and 2017, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $321 million and $928 million at December 31, 2018 and 2017, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other invested assets” includes $268 million and $198 million at December 31, 2018 and 2017, respectively. “Net investment income” includes gains of $9 million, $17 million and $5 million for the years ended December 31, 2018, 2017 and 2016, respectively, related to these ventures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $1,031 million and $984 million at December 31, 2018 and 2017, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $99 million, $2 million and $5 million for the years ended December 31, 2018, 2017 and 2016, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 13 and 14, the Company participates in reinsurance transactions with certain affiliates.

Short-term and Long-term Debt

As discussed in Note 16, the Company participates in debt transactions with certain affiliates.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2018 and December 31, 2017, and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2018 and December 31, 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain reinsurance costs in 2017.

As discussed in Note 21 to the consolidated financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliates of the Company, all related parties.

Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

March 22, 2019

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286-6000, www.pwc.com/us

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits

(a)	Financial Statements

1.
Financial Statements of the subaccounts of the Prudential Discovery Select Group Variable Contract Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

2.
The Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2018 and 2017, and the related Consolidated Statements of Operations, of Comprehensive Income (Loss), of Equity, and of Cash Flows for each of the three years in the period ended December 31, 2018, appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	Exhibits

1.
Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”). (Note 2)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 4)

3(b).	Broker-dealer sales agreement. (Note 2)

4(a).	Form of Group Annuity Contract offered by The Prudential Insurance Company of America. (Note 2)

4(b).	Form of Group Annuity Contract offered to small 401(k) plans by The Prudential Insurance Company of America. (PA) (Note 3)

4(c)	Form of Group Annuity Contract offered by The Prudential Insurance Company of America. (Note 5)

5(a).	Not applicable.

5(b).	Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). (Note 2)

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended November 14, 2017. ( Note 8 )

7.	Not applicable.

8.	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

8(a).	Form of Participation Agreement. (Note 2)

8(b).
Agreements pursuant to Rule 22c-2 between The Prudential Insurance Company of America and, respectively, AIM Investment Services; AllianceBernstein Investor Services, Inc.; Janus Services, LLC; MFS Fund Distributors, Inc.; The Prudential Series Fund; and T. Rowe Price Investment Services, Inc. (Note 6)

8(c)	Amendment to Participation Agreement by and among The Prudential Insurance Company of America, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (Note 7)

9.	Consent and opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. (Note 1)

11.	Not applicable.

12.	Not applicable.

______________________________________

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-23271, filed June 17, 1997.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 2, Registration No. 333-23271, filed August 19, 1998.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 3, Registration No. 333-23271, filed October 16, 1998.

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 4, Registration No. 333-23271, filed February 23, 1999.

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 21, Registration No. 333-23271, filed April 17, 2014.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 23, Registration No. 333-23271, filed April 11, 2016.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 25, Registration No. 333-23271, filed April 10, 2018.
Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Charles F. Lowrey	Chairman, Chief Executive Officer and President

Mark B. Grier	Vice Chairman and Director

Thomas J. Baltimore, Jr.	Director

Gilbert F. Casellas	Director

Martina T. Hund-Mejean	Director

Karl J. Krapek	Director

Peter R. Lighte	Director

George Paz	Director

Sandra Pianalto	Director

Christine A. Poon	Director

Douglas A. Scovanner	Director

Michael Todman	Director

Robert M. Falzon	Vice Chairman

Timothy P. Harris	Executive Vice President and General Counsel

Stephen Pelletier	Executive Vice President and Chief Operating Officer, U.S. Businesses

Robert D. Axel 100 Mulberry Street Gateway Center Three Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller

Barbara G. Koster 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Information Officer

Nandini Mongia	Senior Vice President and Treasurer

Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer

Candace J. Woods	Senior Vice President and Chief Actuary

Name and Principal Business Address*	Position and Offices with Depositor
Nicholas C. Silitch	Senior Vice President and Chief Risk Officer

Scott G. Sleyster	Executive Vice President and Chief Operating Officer, International Businesses

Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer

Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary

Joseph D. Emanuel	Senior Vice President, Chief Compliance Officer and Chief Ethics Officer

__________________
* The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 15, 2019 , the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company , a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.
Item 27. Number of Contractowners
As of January 31, 2019, there were 232 owners of qualified Contracts and 1 owner of non-qualified Contracts, offered by the Registrant.
Item 28. Indemnification
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.
(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (6)	President

Elizabeth Marin (8)	Treasurer

James V. Gemus (5)	Executive Vice President

Gary F. Neubeck (1)	Executive Vice President

Stuart S. Parker (1)	Executive Vice President

Susan E. Unvarsky (7)	Executive Vice President

Francine B. Boucher (6)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Administrative Officer

John N. Christolini (4)	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

Peter J. Puzio (4)	Senior Vice President and Co-Chief Operations Officer

Hansjerg P. Schlenker (1)	Senior Vice President and Chief Operations Officer

Robert P. Smit (2)	Senior Vice President. Chief Financial Officer and Controller

Charles H. Smith (3)	Vice President and Anti-Money Laundering Officer

__________________
Principal Business Addresses:

(1)	655 Broad Street, Newark, NJ 07102

(2)	100 Mulberry Street, Gateway Center Three , Newark, NJ 07102

(3)	751 Broad Street, Newark, NJ 07102

(4)	280 Trumbull Street, Hartford, CT 06103

(5)	80 Livingston Avenue, Roseland, NJ 07068

(6)	213 Washington Street, Newark, NJ 07102

(7)	30 Scranton Office Park, Scranton, PA 18507

(8)	1 Corporate Drive, Shelton, CT, 06484

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission

Prudential Investment Management Services LLC	$392,147	$ -0-	$ -0-

Item 30. Location of Accounts and Records
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America
and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
100 Mulberry Street
Gateway Buildings Two, Three and FourNewark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, NJ 08830
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, MO 64105
Item 31. Management Services
None.
Item 32. Undertakings

(a)
The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)
The Registrant undertakes to include either (1) as part of any enrollment form to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES
The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Select Group Variable Contract Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 10th day of April, 2019 .

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH
VICE PRESIDENT, PRODUCT DEVELOPMENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES

SIGNATURE AND TITLE
*
CHARLES F. LOWREY PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
*
ROBERT M. FALZON VICE CHAIRMAN
*
THOMAS J. BALTIMORE, JR. DIRECTOR
*
GILBERT F. CASELLAS DIRECTOR
*
MARK B. GRIER DIRECTOR

*
MARTINA T. HUND-MEJEAN DIRECTOR
*
KARL J. KRAPEK DIRECTOR
*
PETER R. LIGHTE DIRECTOR
*
GEORGE PAZ DIRECTOR
*
SANDRA PIANALTO DIRECTOR
*
CHRISTINE A. POON DIRECTOR
*
DOUGLAS A. SCOVANNER DIRECTOR
*
MICHAEL A. TODMAN DIRECTOR
*
KENNETH Y. TANJI CHIEF FINANCIAL OFFICER AND EXECUTIVE VICE PRESIDENT
*
ROBERT D. AXEL CONTROLLER, PRINCIPAL ACCOUNTING OFFICER AND SENIOR VICE PRESIDENT

*By:
/s/ KATHLEEN P. DECELIE
KATHLEEN P. DECELIE (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

9	Consent and opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, as to the legality of the securities being registered.

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.